Exeter  Fund,  Inc.
Annual  Report
December  31,  2000
Life  Sciences  Series

Management  Discussion  and  Analysis


Dear  Shareholders:

The Life Sciences Series had an outstanding year in 2000. The Series was reopened in November 1999 to capitalize on an exceptional investment opportunity in the healthcare services sector. Stocks in this sector had declined dramatically over the previous 18 months due to the Medicare reimbursement cuts contained in the Balanced Budget Act of 1997 (BBA-97). It was our view that they were poised for a strong rebound following the passage of the Balance Budget Relief Act of 1999 (BBRA-99). With few exceptions, this occurred in a dramatic fashion over the course of 2000. The group experienced a powerful re-acceleration in earnings at a time when the overall market entered a period of slowing growth.

From reactivation on November 5, 1999 through December 31, 2000, the Series generated a 102.3% total return, which significantly exceeded the 19.2% return of the S&P Healthcare Index and -5.2% total return of the S&P 500 during the same time period. For the year 2000, the Series generated a total return of 87.3%, which exceeded the 37.4% return of the S&P Healthcare Index and -9.10% return of the S&P 500.

As principal beneficiaries of the BBRA-99, Hospital Management companies were among the best performers in the Series during the past year. For-profit hospitals have used their financial strength to pursue attractive acquisition opportunities among not-for-profit hospitals that remain capital-constrained following BBA-97. In addition, these companies are utilizing emerging information technologies to cut costs and realize greater economies of scale, thus leveraging the improving reimbursement trends. However, during the second half of 2000, for-profit hospital valuations reached historically high levels, leading us to significantly reduce the weighting of hospital stocks within the portfolio.

Much of this capital was redeployed into the equities of healthcare providers that stand to benefit from the same positive reimbursement trends driving hospital fundamentals, but which were trading at lower valuations. As an example, we substantially increased weightings in the Home Health and Nursing Home sectors during the second half of 2000.

The Series also increased its position within the Hospital Supplier category, as these companies stand to benefit from the strengthening financial condition of their healthcare provider customer base. Within the Hospital Supply category, we are especially enthusiastic about the future opportunities for Healthcare Information Technology (HCIT) companies. HCIT vendors will not only benefit from the improving financial condition of their healthcare provider customer base, but also from recent legislative mandates requiring the use of information technology to improve patient care. We believe such legislation will spur demand for healthcare information systems. Finally, we anticipate a strong rebound in spending on clinical information systems following a 2-3 year period in which the vast majority of HCIT expenditures were dedicated to Y2K preparations. To participate in these positive trends, we significantly increased the portfolio's weighting in HCIT companies during the second half of 2000.

The Assisted Living sector is beginning to see a clear improvement in industry fundamentals, as supply continues to decline, and strong underlying demand trends are sowing the seeds of a cyclical recovery. We remain optimistic about the future prospects for leaders within the Assisted Living category, and will seek to increase our position as opportunities arise.

Management  Discussion  and  Analysis


Our non-service healthcare positions also performed well last year. The Series added to its position in Major Pharmaceuticals, where industry leaders continue to demonstrate strong growth prospects. During the past two quarters, we also took advantage of a significant pullback in Genomics stocks to initiate a position within this sector. The Series has used a two pronged approach in this sector, focusing on both industry-leading Genomic companies and "stealth" Genomics plays, both of which are poised to capitalize from dramatic advances in knowledge surrounding human and plant genetics. We are especially optimistic about the prospects for leading Agricultural Biotechnology companies, which are under-appreciated beneficiaries of the explosion in genomic information and which trade at deep discounts to private market value.

We remain excited about prospects for the Life Sciences Series in 2001. We expect stocks in our portfolio will continue to positively reflect the improving fundamentals within the healthcare services sector. We will also continue to aggressively pursue opportunities outside the services sector by using the speed and flexibility of the Series to take advantage of the healthcare sector's inherent volatility.

We  wish  you  and  yours  a  healthy  and  prosperous  2001.

Sincerely,

Exeter  Asset  Management

Performance  Update  as  of  December  31,  2000


Exeter  Fund,  Inc.-Life  Sciences  Series


                                   Total  Return
Through       Growth  of  $10,000                  Average
12/31/00      Investment           Cumulative      Annual

One Year        $18,731              87.31%        87.31%
Inception 1     $20,229             102.29%        83.66%



S&P  500  Total  Return  Index


                                   Total  Return
Through       Growth  of  $10,000                  Average
12/31/00      Investment           Cumulative      Annual

One Year        $9,090               -9.10%        -9.10%
Inception 1     $9,766               -2.34%        -2.02%



S&P  Health  Care  Index


                                   Total  Return
Through       Growth  of  $10,000                  Average
12/31/00      Investment           Cumulative      Annual

One Year        $13,587              35.87%        35.87%
Inception 1     $12,138              21.38%        18.20%

The value of a $10,000 investment in the Exeter Fund, Inc. - Life Sciences Series from its current activation (11/05/99) to present (12/31/00) as compared to the Standard & Poor's 500 Total Return and the Standard & Poor's Health Care Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:





           Exeter Fund, Inc.        S&P 500        S&P Health
Date      Life Science Series  Total Return Index  Care Index
11/05/99               10,000              10,000      10,000
12/31/99               10,800              10,745       8,933
03/31/00               11,410              10,990       8,978
06/30/00               13,030              10,698      11,044
09/30/00               17,141              10,594      10,953
12/31/00               20,229               9,766      12,138




1 The Series and Index performance numbers are calculated from November 5, 1999, the Series' current activation date. The Series' performance is historical and may not be indicative of future results.

2 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Standard & Poor's (S&P) Health Care Index is a capitalization-weighted measure of all the stocks in the S&P 500 that are involved in the business of healthcare related products and services.

Investment  Portfolio  -  December  31,  2000







                                                         VALUE
                                             SHARES     (NOTE 2)
------------------------------------------------------------------

COMMON STOCK - 95.02%
ASSISTED LIVING - 3.20%
American Retirement Corp.*. . . . . . . .     454,200  $1,385,310
Emeritus Corp.* . . . . . . . . . . . . .     106,000     152,375
Sunrise Assisted Living, Inc.*. . . . . .     115,000   2,875,000
                                                       ----------
                                                        4,412,685
                                                       ----------

BIOTECHNOLOGIES - 1.00%
Aviron* . . . . . . . . . . . . . . . . .      11,300     754,981
Neose Technologies, Inc.* . . . . . . . .      19,000     627,000
                                                       ----------
                                                        1,381,981
                                                       ----------

GENOMICS - 26.18%
Apogent Technologies, Inc.* . . . . . . .     277,000   5,678,500
Aradigm Corp.*. . . . . . . . . . . . . .      81,650   1,194,131
Discovery Partners International* . . . .      56,500     685,062
Human Genome Sciences, Inc.*. . . . . . .      31,600   2,190,275
Millennium Pharmaceuticals, Inc.* . . . .      70,400   4,356,000
Monsanto Co.. . . . . . . . . . . . . . .     250,000   6,765,625
Myriad Genetics, Inc.*. . . . . . . . . .      27,425   2,269,419
Pall Corp.. . . . . . . . . . . . . . . .     123,500   2,632,093
Pharmacopeia, Inc.* . . . . . . . . . . .      43,000     937,938
Symyx Technologies, Inc.* . . . . . . . .      21,500     774,000
Syngenta AG - ADR* (Switzerland) (Note 6)     740,000   8,093,750
3-Dimensional Pharmaceuticals, Inc.*. . .      38,125     564,727
                                                       ----------
                                                       36,141,520
                                                       ----------

HOME HEALTH - 4.21%
Apria Healthcare Group, Inc.* . . . . . .      97,000   2,885,750
Lincare Holdings, Inc.* . . . . . . . . .      51,400   2,933,012
                                                       ----------
                                                        5,818,762
                                                       ----------

HOSPITALS - 9.25%
HCA-The Healthcare Co.. . . . . . . . . .      85,800   3,776,058
Healthsouth Corp.*. . . . . . . . . . . .     317,000   5,171,062
Tenet Healthcare Corp.* . . . . . . . . .      86,000   3,821,625
                                                       ----------
                                                       12,768,745
                                                       ----------

NURSING HOMES - 10.31%
Manor Care, Inc.* . . . . . . . . . . . .     405,000   8,353,125
Omnicare, Inc.. . . . . . . . . . . . . .     272,000   5,882,000
                                                       ----------
                                                       14,235,125
                                                       ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000







                                                     SHARES/PRINCIPAL     VALUE
                                                          AMOUNT         (NOTE 2)
----------------------------------------------------------------------------------
PHARMACEUTICAL PREPARATIONS - 16.92%
American Home Products Corp.. . . . . . . . . . . .             62,000  $3,940,100
Merck KGaA (Germany) (Note 6) . . . . . . . . . . .             60.000   2,647,552
Novartis AG - ADR (Switzerland) (Note 6). . . . . .             45,650   2,042,838
Pfizer, Inc.. . . . . . . . . . . . . . . . . . . .            120,000   5,520,000
Pharmacia Corp. . . . . . . . . . . . . . . . . . .             68,000   4,148,000
Schering-Plough Corp. . . . . . . . . . . . . . . .             89,200   5,062,100
                                                                        ----------
                                                                        23,360,590
                                                                        ----------

SUPPLIERS TO HOSPITAL, NURSING HOMES, ETC. - 23.95%
American Medical Systems Holdings, Inc.*. . . . . .             38,000     603,250
Boston Scientific Corp.*. . . . . . . . . . . . . .            194,775   2,665,983
Cerner Corp.* . . . . . . . . . . . . . . . . . . .             28,500   1,318,125
Eclipsys Corp.* . . . . . . . . . . . . . . . . . .             40,000     980,000
Edwards Lifesciences Corp.* . . . . . . . . . . . .            190,000   3,372,500
Getinge Industrier AB - B Shares (Sweden) (Note 6).            375,000   4,471,131
Hillenbrand Industries, Inc.. . . . . . . . . . . .             57,000   2,935,500
IDX Systems Corp.*. . . . . . . . . . . . . . . . .            110,000   2,750,000
Informax, Inc.* . . . . . . . . . . . . . . . . . .             70,500     731,437
Landacorp, Inc.*. . . . . . . . . . . . . . . . . .            171,500     460,906
Med-Design Corp.* . . . . . . . . . . . . . . . . .            142,500   2,262,188
MedicaLogic/Medscape, Inc.* . . . . . . . . . . . .            460,000   1,063,750
National Data Corp. . . . . . . . . . . . . . . . .             77,000   2,820,125
SpectRx, Inc.*. . . . . . . . . . . . . . . . . . .             11,500      84,813
Stryker Corp. . . . . . . . . . . . . . . . . . . .             13,000     657,670
Sybron Dental Specialties, Inc.*. . . . . . . . . .             92,333   1,558,119
Varian Medical Systems, Inc.. . . . . . . . . . . .             10,500     713,344
WebMD Corp.*. . . . . . . . . . . . . . . . . . . .            456,000   3,619,500
                                                                        ----------
                                                                        33,068,341
                                                                        ----------

TOTAL COMMON STOCK
 (Identified Cost $107,174,512) . . . . . . . . . .                    131,187,749
                                                                       -----------

SHORT-TERM INVESTMENTS - 3.71%
Dreyfus Treasury Cash Management Fund . . . . . . .          1,136,206   1,136,206
Freddie Mac Discount Note, 6.35%, 1/16/2001 . . . .  $       4,000,000   3,988,586
                                                                        -----------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $5,124,792). . . . . . . . . . . .                      5,124,792
                                                                        ----------

TOTAL INVESTMENTS - 98.73%
(Identified Cost $112,299,304). . . . . . . . . . .                    136,312,541

OTHER ASSETS, LESS LIABILITIES - 1.27%. . . . . . .                      1,750,351
                                                                       -----------

NET ASSETS - 100% . . . . . . . . . . . . . . . . .                   $138,062,892
                                                                       ===========




*  Non-income  producing  security
ADR  =  American  Depository  Receipt

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






FEDERAL TAX INFORMATION:
At December 31, 2000, the net unrealized appreciation based on identified cost for federal income tax purposes of $113,025,184 was as follows:

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . .  $28,101,078
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . .   (4,813,721)
                                                                     ------------

UNREALIZED APPRECIATION - NET . . . . . . . . . . . . . . . . . . .  $23,287,357
                                                                     ============





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities






December 31, 2000


ASSETS:
Investments, at value (identified cost $112,299,304)(Note 2).  $136,312,541
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .           151
Receivable for securities sold. . . . . . . . . . . . . . . .     3,816,892
Receivable for fund shares sold . . . . . . . . . . . . . . .     1,349,769
Dividends receivable. . . . . . . . . . . . . . . . . . . . .        74,379
Foreign tax reclaim receivable. . . . . . . . . . . . . . . .         6,272
                                                               -------------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . . .   141,560,004
                                                               -------------

LIABILITIES:

Accrued management fee (Note 3) . . . . . . . . . . . . . . .       104,351
Accrued fund accounting fees (Note 3) . . . . . . . . . . . .         4,093
Accrued director's fees (Note 3). . . . . . . . . . . . . . .         3,286
Payable for securities purchased. . . . . . . . . . . . . . .     3,166,351
Payable for fund shares repurchased . . . . . . . . . . . . .       182,341
Audit fee payable . . . . . . . . . . . . . . . . . . . . . .        19,243
Custodian fees payable. . . . . . . . . . . . . . . . . . . .         2,470
Other payables and accrued expenses . . . . . . . . . . . . .        14,977
                                                               -------------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . . .     3,497,112
                                                               -------------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . . .  $138,062,892
                                                               =============

NET ASSETS CONSIST OF:

Capital stock . . . . . . . . . . . . . . . . . . . . . . . .  $    108,769
Additional paid-in-capital. . . . . . . . . . . . . . . . . .   114,667,962
Accumulated distributions in excess of net investment income.        (1,411)
Accumulated net realized loss on investments. . . . . . . . .      (725,880)
Net unrealized appreciation on investments. . . . . . . . . .    24,013,452
                                                               -------------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . . .  $138,062,892
                                                               =============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($138,062,892/10,876,812 shares) . . . . . . . . . . . . .  $      12.69
                                                               =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations






For the Year Ended December 31, 2000


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld $3,673). . .  $   508,624
Interest. . . . . . . . . . . . . . . . . . . . . . .      294,068
                                                       ------------

Total Investment Income . . . . . . . . . . . . . . .      802,692
                                                       ------------


EXPENSES:

Management fee  (Note 3). . . . . . . . . . . . . . .      983,296
Fund accounting fees (Note 3) . . . . . . . . . . . .       37,129
Director's fees (Note 3). . . . . . . . . . . . . . .        6,702
Custodian fee . . . . . . . . . . . . . . . . . . . .       25,002
Audit fee . . . . . . . . . . . . . . . . . . . . . .       23,751
Miscellaneous . . . . . . . . . . . . . . . . . . . .       19,362
                                                       ------------

Total Expenses. . . . . . . . . . . . . . . . . . . .    1,095,242
                                                       ------------

NET INVESTMENT LOSS . . . . . . . . . . . . . . . . .     (292,550)
                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on -
   Investments. . . . . . . . . . . . . . . . . . . .   46,009,143
   Foreign currency and other assets and liabilities.         (936)
                                                       ------------
                                                        46,008,207
                                                       ------------

Net change in unrealized appreciation on-
   Investments. . . . . . . . . . . . . . . . . . . .   18,728,787
   Foreign currency other assets and liabilities. . .         (683)
                                                       ------------
                                                        18,728,104
                                                       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS . . . . . . . . . . . . . . . . . .   64,736,311
                                                       ------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . .  $64,443,761
                                                       ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets







                                                                                       FOR THE PERIOD
                                                                                 11/5/99 (RECOMMENCEMENT
                                                               FOR THE YEAR         OF OPERATIONS) TO
                                                              ENDED 12/31/00             12/31/99
                                                             ----------------    ------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss) . . . . . . . . . . . . . .     $      (292,550)    $                2,042
Net realized gain on investments . . . . . . . . . . . .          46,008,207                    822,141
Net change in unrealized appreciation
    on investments . . . . . . . . . . . . . . . . . . .          18,728,104                  5,285,348
                                                             ---------------            ---------------
Net increase from operations . . . . . . . . . . . . . .          64,443,761                  6,109,531
                                                             ---------------            ---------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income . . . . . . . . . . . . . . .              (2,043)                        --
From net realized gain on investments. . . . . . . . . .         (39,761,949)                        --
                                                             ----------------           ---------------
Total distributions to shareholders. . . . . . . . . . .         (39,763,992)                        --
                                                             ----------------           ---------------

CAPITAL STOCK ISSUED AND
 REPURCHASED:

Net increase from capital share transactions (Note 5). .          30,612,965                 76,660,627
                                                             ----------------               -----------

Net increase in net assets . . . . . . . . . . . . . . .          55,292,734                 82,770,158

NET ASSETS:

Beginning of period. . . . . . . . . . . . . . . . . . .          82,770,158                        --
                                                             ----------------           --------------

END OF PERIOD (including accumulated distributions
   in excess of net investment income and undistributed
   net investment income of $(1,411) and $2,043,
   respectively) . . . . . . . . . . . . . . . . . . . .     $   138,062,892     $          82,770,158
                                                            ================            ==============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights







                                                 FOR THE     FOR THE PERIOD
                                               YEAR ENDED      11/5/99 1
                                                12/31/00      TO 12/31/99
                                               -----------  ----------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD. . . .  $    10.80   $         10.00
                                               -----------  ----------------

Income from investment operations:
   Net investment income. . . . . . . . . . .       (0.03)               --
   Net realized and unrealized gain
    on investments. . . . . . . . . . . . . .        9.00              0.80
                                               -----------  ----------------

Total from investment operations. . . . . . .        8.97              0.80
                                               -----------  ----------------

Less distributions to shareholders:
   From net investment income . . . . . . . .         --*                --
   From net realized gain on investments. . .       (7.08)               --
   Redemption of capitalization . . . . . . .          --                --
                                               -----------  ----------------

Total distributions to shareholder. . . . . .       (7.08)               --
                                               -----------  ----------------

NET ASSET VALUE - END OF PERIOD . . . . . . .  $    12.69   $         10.80
                                               ===========  ================


Total return 2. . . . . . . . . . . . . . . .       87.31%             8.00%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . .        1.11%             1.22%3
    Net investment income (loss). . . . . . .       (0.30%)            0.02%3
    Portfolio turnover. . . . . . . . . . . .         162%               10%

NET ASSETS - END OF PERIOD
   (000'S OMITTED). . . . . . . . . . . . . .  $  138,063   $        82,770
                                               ===========  ================




1  Recommencement  of  operations.
2 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3  Annualized.
*Less  than  $0.01  per  share.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

Life Sciences Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in industries based on the life sciences and related industries.

On November 5, 1999, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. Previously, the Series was available from time to time to employees and advisory clients of Manning & Napier Advisors, Inc.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2000, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Life Sciences Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including net operating loss, foreign currency gains and losses, losses deferred due to wash sales and the Series' use of the tax accounting practice known as equalization. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

For the year ended December 31, 2000, the Series distributed $311,478 of long-term capital gains.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Notes  to  Financial  Statements

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000, the Advisor became the Fund's accounting services agent. For these services, the Fund will pay the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $152,026,248 and $163,475,898, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS
     Transactions  in  shares  of  Life  Sciences  Series  Shares  were:






                                                     FOR THE PERIOD 11/5/99
                                                       (RECOMMENCEMENT OF
                                FOR THE YEAR              OPERATIONS)
                               ENDED 12/31/00             TO 12/31/99
                              ----------------           -------------
                            Shares       Amount        Shares       Amount
                          ----------  -------------  ----------  ------------
Sold. . . .               2,658,056   $ 34,207,404   7,802,706   $78,090,749
Reinvested.               3,272,237     39,336,296          --            --
Repurchased              (2,717,600)   (42,930,735)   (138,587)   (1,430,122)
                         -----------  -------------  ----------  ------------
Total . . .               3,212,693   $ 30,612,965   7,664,119   $76,660,627
                         ===========  =============  ==========  ============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

Notes  to  Financial  Statements

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To  the Board of Directors and Shareholders of Exeter Fund, Inc. - Life Sciences
Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.: Life Sciences Series (the "Series") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  9,  2001

Exeter  Fund,  Inc.
Annual  Report
December  31,  2000
Technology  Series

Management  Discussion  and  Analysis


Dear  Shareholders:

The Technology Series was reactivated on August 8, 2000. The Series was previously active from August 1994 to April 1997, and it generated an average annual total return of 28.23% during that time, compared to an average annual total return of 22.62% for the S&P 500 for the same period.

Long term Manning & Napier clients know that Manning & Napier has had a positive view on technological advances and has looked for opportunities like the prior activation of the Technology Series mentioned above to participate. However, over the past year or so we had been getting increasingly concerned about technology valuations and rampant speculation. In the second half of 2000, the technology bubble started to burst, enabling us to start to find investments at attractive valuations. Thus we activated the Technology Series. Still, we continue to be concerned about valuations in many technology companies and sectors.

The primary reason for the activation was the steep declines that had taken place in the technology sector in 2000. By the Series' inception in August, the NASDAQ Index, which includes many technology issues, was down 25% from its peak, and we were able to purchase a group of companies with strong businesses that had been oversold and were trading at very attractive valuations. We identified companies in Semiconductors, Enterprise and Design Software, Information Technology Services, Enterprise and PC Hardware, and Telecommunications that were down significantly from their highs and had attractive investment characteristics.

There  are  many  secular  shifts  occurring  in  which  we plan to participate:

     THE  MOVE  TOWARD  AN  INTERNET-BASED  COMPUTING  MODEL.
The market overestimated the ability of companies to profit from the Internet, resulting in the technology bubble that is in the process of bursting; however, we believe the long-term optimism about the Internet is justified, and we plan to look to position the portfolio to benefit from that.

     THE  INCREASING  USE  OF  COMMUNICATION  TOOLS.
Whether it is through the use of cell phones, cable modems, DSL modems, etc., use of communication tools is growing rapidly. This is a long-term trend.

     THE  GROWTH  OF  E-COMMERCE.
Both consumer and business e-commerce stocks have seen declines in the order of 70-90%+. There was too much optimism in this sector, and we expect most companies to fail. However, the long-term impact of e-commerce will be significant and we look to participate through the long-term survivors that will get stronger with the elimination of most of the competition.

     THE GROWTH OF NEW APPLICATIONS, SUCH AS SUPPLY CHAIN MANAGEMENT. Supply Chain Management results in the ordering process between a company and its suppliers being automated to such an extent that all parties know the production schedule and workload of the other parties. This and similar applications are being widely implemented due to their ability to dramatically improve productivity.

Management  Discussion  and  Analysis


As mentioned above we are positioning the portfolio to benefit from long-term trends in the technology sector. We are finding more companies that are well-positioned and trading at attractive valuations, but we continue to be concerned about valuations and over-valuation in some sectors. Thus we have chosen our investments carefully and have taken a defensive posture by overweighing sectors like Information Technology Services and Communications Services.

When the Series was activated in August, we invested only for clients with more aggressive investment objectives. With valuations in many tech areas still very high, we did not feel that the Series was an appropriate investment for our more conservative clients. Although we identified companies that we felt offered significant appreciation potential, good companies at attractive valuations are often painted with the same brush as overvalued speculative investments when investors are spooked. The technology area remained very volatile through the remaining months of the year, and the Technology Series was as well. We took advantage of this volatility late in December to purchase shares of the Series for our less aggressive clients and to rebalance positions for the clients who had participated in the original purchase. With technology stocks having come down significantly, we are finding more opportunities to purchase attractively positioned companies trading at attractive valuations, which means that we have a growing basket of stocks to choose from; nevertheless, we expect a choppy ride over the next year.

Going forward, we expect to take advantage of volatility to purchase stocks that should benefit from long-term trends and trade at attractive valuations. If we see further steep declines, and valuations become more reasonable, we may move the portfolio to a more aggressive posture at that time.

We  wish  you  and  yours  a  healthy  and  prosperous  2001.

Sincerely,

Exeter  Asset  Management

Performance  Update  as  of  December  31,  2000


Exeter  Fund,  Inc.  -  Technology  Series


                                   Total  Return
Through       Growth  of  $10,000                 Average
12/31/00      Investment           Cumulative     Annual

Inception 1         $7,160           -28.40%        N/A



S&P  500  Total  Return  Index


                                   Total  Return
Through       Growth  of  $10,000                 Average
12/31/00      Investment           Cumulative     Annual

Inception 1         $8,945           -10.55%        N/A



S&P  Technology  Index


                                   Total  Return
Through       Growth  of  $10,000                 Average
12/31/00      Investment           Cumulative     Annual

Inception 1         $5,972           -40.28%        N/A


The value of a $10,000 investment in the Exeter Fund, Inc. - Technology Series from its current activation (8/8/00) to present (12/31/00) as compared to the Standard & Poor's 500 Total Return and the Standard & Poor's Technology Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:





          Exeter Fund, Inc.       S&P 500        S&P Technology
Date      Technology Series  Total Return Index      Index
08/08/00             10,000              10,000          10,000
08/31/00             11,140              10,245          10,836
09/30/00              9,470               9,704           8,840
10/31/00              9,300               9,663           8,357
11/30/00              7,530               8,902           6,714
12/31/00              7,160               8,945           5,972




1 The Series and Index performance numbers are calculated from August 8, 2000, the Series' current activation date. The Series' performance is historical and may not be indicative of future results.

2 The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Standard & Poor's (S&P) Technology Index is a capitalization-weighted measure of all the stocks in the S&P 500 that are involved in the business of technology related products and services.

Investment  Portfolio  -  December  31,  2000







                                                                           VALUE
                                                               SHARES     (NOTE 2)
------------------------------------------------------------------------------------

COMMON STOCK - 97.76%
COMPUTER & INFORMATION TECHNOLOGY SERVICES - 9.79%
Electronic Data Systems Corp. . . . . . . . . . . . . . . .      67,175  $3,879,356
Sabre Holdings Corp.* . . . . . . . . . . . . . . . . . . .      61,375   2,646,797
                                                                         ----------
                                                                          6,526,153
                                                                         ----------
DATA NETWORKING - 5.73%
Brocade Communications Systems, Inc.* . . . . . . . . . . .      10,100     927,306
Cisco Systems, Inc.*. . . . . . . . . . . . . . . . . . . .      75,475   2,886,919
                                                                         ----------
                                                                          3,814,225
                                                                         ----------

ENTERPRISE, PERSONAL COMPUTER HARDWARE/PERIPHERALS - 13.61%
Compaq Computer Corp. . . . . . . . . . . . . . . . . . . .      85,025   1,279,626
Dell Computer Corp.*. . . . . . . . . . . . . . . . . . . .      68,450   1,193,597
EMC Corp.*. . . . . . . . . . . . . . . . . . . . . . . . .      30,875   2,053,188
Hewlett-Packard Co. . . . . . . . . . . . . . . . . . . . .      32,125   1,013,945
Lexmark International, Inc.*. . . . . . . . . . . . . . . .      52,500   2,326,406
Sun Microsystems, Inc.* . . . . . . . . . . . . . . . . . .      43,100   1,201,413
                                                                         ----------
                                                                          9,068,175
                                                                         ----------

SEMICONDUCTOR EQUIPMENT - 1.76%
Applied Materials, Inc.*. . . . . . . . . . . . . . . . . .      13,125     501,211
KLA-Tenor Corp.*. . . . . . . . . . . . . . . . . . . . . .      20,025     674,592
                                                                         ----------
                                                                          1,175,803
                                                                         ----------

SEMICONDUCTORS - 19.48%
Altera Corp.* . . . . . . . . . . . . . . . . . . . . . . .      57,150   1,503,759
Analog Devices, Inc.* . . . . . . . . . . . . . . . . . . .      28,675   1,467,802
Broadcom Corp.* . . . . . . . . . . . . . . . . . . . . . .       4,200     352,800
Intel Corp. . . . . . . . . . . . . . . . . . . . . . . . .     102,775   3,089,673
Linear Technology Corp. . . . . . . . . . . . . . . . . . .      15,900     735,375
Maxim Integrated Products, Inc.*. . . . . . . . . . . . . .      26,475   1,265,836
Micron Technology, Inc.*. . . . . . . . . . . . . . . . . .      27,700     983,350
PMC-Sierra, Inc.* . . . . . . . . . . . . . . . . . . . . .       4,300     338,087
Texas Instruments, Inc. . . . . . . . . . . . . . . . . . .      46,850   2,219,519
Xilinx, Inc.* . . . . . . . . . . . . . . . . . . . . . . .      22,175   1,022,822
                                                                         ----------
                                                                         12,979,023
                                                                         ----------

SOFTWARE & SERVICES - 32.14%
Amazon.com, Inc.* . . . . . . . . . . . . . . . . . . . . .     120,900   1,881,506
Check Point Software Technologies Ltd.* (Israel) (Note 6) .      14,025   1,873,214
Computer Associates International, Inc. . . . . . . . . . .     142,500   2,778,750
J.D. Edwards & Co.* . . . . . . . . . . . . . . . . . . . .      88,175   1,570,617
Microsoft Corp.*. . . . . . . . . . . . . . . . . . . . . .      55,425   2,404,059
Oracle Corp.* . . . . . . . . . . . . . . . . . . . . . . .      90,575   2,632,336



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                                         VALUE
                                                             SHARE      (NOTE 2)
---------------------------------------------------------------------------------

SOFTWARE & SERVICES (continued)
Parametric Technology Corp.* . . . . . . . . . . . . . .      205,000  $2,754,688
Siebel Systems, Inc.*. . . . . . . . . . . . . . . . . .       21,450   1,450,556
Unisys Corp.*. . . . . . . . . . . . . . . . . . . . . .       68,875   1,007,297
VERITAS Software Corp.*. . . . . . . . . . . . . . . . .       26,350   2,305,625
Yahoo! Inc.* . . . . . . . . . . . . . . . . . . . . . .       25,000     754,298
                                                                      -----------
                                                                       21,412,946
                                                                      -----------

TELECOMMUNICATION/COMMUNICATION EQUIPMENT - 5.37%
Ericsson AB - ADR (Sweden) (Note 6). . . . . . . . . . .       53,200     595,175
JDS Uniphase Corp.*. . . . . . . . . . . . . . . . . . .        6,900     287,644
Motorola, Inc. . . . . . . . . . . . . . . . . . . . . .       57,700   1,168,425
Nokia Oyj - ADR* (Finland) (Note 6). . . . . . . . . . .       19,500     848,250
Nortel Networks Corp.  (Canada) (Note 6) . . . . . . . .       21,100     676,519
                                                                      -----------
                                                                        3,576,013
                                                                      -----------

TELECOMMUNICATION SERVICES - 9.88%
AT&T Corp. . . . . . . . . . . . . . . . . . . . . . . .       68,200   1,180,712
SBC Communications, Inc. . . . . . . . . . . . . . . . .       44,000   2,101,000
Sprint Corp. . . . . . . . . . . . . . . . . . . . . . .       27,000     548,437
Rogers Communications, Inc. - Class B* (Canada) (Note 6)       46,525     790,925
Verizon Communications, Inc. . . . . . . . . . . . . . .       15,000     751,875
WorldCom, Inc.*. . . . . . . . . . . . . . . . . . . . .       85,800   1,206,563
                                                                      -----------
                                                                        6,579,512
                                                                      -----------

TOTAL COMMON STOCK
(Identified Cost $78,519,588). . . . . . . . . . . . . .               65,131,850
                                                                      -----------

SHORT-TERM INVESTMENTS - 1.23%
Dreyfus Treasury Cash Management
(Identified Cost $821,000) . . . . . . . . . . . . . . .      821,000     821,000
                                                                       -----------

TOTAL INVESTMENTS - 98.99%
(Identified Cost $79,340,588). . . . . . . . . . . . . .               65,952,850

OTHER ASSETS, LESS LIABILITIES - 1.01% . . . . . . . . .                  670,889
                                                                      -----------

NET ASSETS -100% . . . . . . . . . . . . . . . . . . . .              $66,623,739
                                                                      ===========



*Non-income  producing  security.
ADR  -  American  Depository  Receipt





FEDERAL TAX INFORMATION:
At December 31, 2000, the net unrealized depreciation based on identified cost for federal income tax purposes of $79,550,360 was as follows:

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  2,186,674

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (15,784,184)
                                                                                    -------------

UNREALIZED DEPRECIATION - NET. . . . . . . . . . . . . . . . . . . . . . . . . . .  $(13,597,510)
                                                                                    =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities






December 31, 2000


ASSETS:
Investments, at value (identified cost $79,340,588)(Note 2)  $ 65,952,850
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . .       715,822
Receivable for fund shares sold . . . . . . . . . . . . . .       126,696
Dividends receivable. . . . . . . . . . . . . . . . . . . .        18,606
                                                             -------------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .    66,813,974
                                                             -------------

LIABILITIES:

Accrued management fee (Note 3) . . . . . . . . . . . . . .        54,667
Accrued fund accounting fees (Note 3) . . . . . . . . . . .         4,568
Accrued director's fees (Note 3). . . . . . . . . . . . . .         1,699
Payable for fund shares redeemed. . . . . . . . . . . . . .       114,654
Audit fee payable . . . . . . . . . . . . . . . . . . . . .         6,000
Custodian fee payable . . . . . . . . . . . . . . . . . . .           495
Other payables and accrued expenses . . . . . . . . . . . .         8,152
                                                             -------------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .       190,235
                                                             -------------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $ 66,623,739
                                                             =============

NET ASSETS CONSIST OF:

Capital stock . . . . . . . . . . . . . . . . . . . . . . .  $     93,096
Additional paid-in-capital. . . . . . . . . . . . . . . . .    82,868,957
Accumulated net realized loss on investments. . . . . . . .    (2,950,576)
Net unrealized depreciation on investments. . . . . . . . .   (13,387,738)
                                                             -------------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $ 66,623,739
                                                             =============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($66,623,739/9,309,515 shares) . . . . . . . . . . . . .  $       7.16
                                                             =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations






For the Period August 8, 2000 (recommencement of operations) to December 31, 2000


INVESTMENT INCOME:
Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     99,859
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8,847
                                                                                    -------------

Total Investment Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       108,706
                                                                                    -------------


EXPENSES:

Management fee  (Note 3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       225,398
Fund accounting fees (Note 3). . . . . . . . . . . . . . . . . . . . . . . . . . .        20,000
Director's fees (Note 3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,699
Audit fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9,500
Custodian fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6,000
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8,151
                                                                                    -------------

Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       270,748
                                                                                    -------------

NET INVESTMENT LOSS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (162,042)
                                                                                    -------------

REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:

Net realized loss on investments . . . . . . . . . . . . . . . . . . . . . . . . .    (2,950,576)
Net change in unrealized depreciation on investments . . . . . . . . . . . . . . .   (13,387,738)
                                                                                    -------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (16,338,314)
                                                                                    -------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $(16,500,356)
                                                                                    =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                                         FOR THE PERIOD 8/8/00
                                                          (RECOMMENCEMENT OF
                                                        OPERATIONS) TO 12/31/00
                                                       -------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss . . . . . . . . . . . . . . . . .  $               (162,042)
Net realized loss on investments. . . . . . . . . . .                (2,950,576)
Net change in unrealized depreciation
    on investments. . . . . . . . . . . . . . . . . .               (13,387,738)
                                                       -------------------------

Net decrease from operations. . . . . . . . . . . . .               (16,500,356)
                                                       -------------------------

CAPITAL STOCK ISSUED AND
 REPURCHASED:

Net increase from capital share transactions (Note 5)                83,124,095
                                                       -------------------------

Net increase in net assets. . . . . . . . . . . . . .                66,623,739

NET ASSETS:

Beginning of period . . . . . . . . . . . . . . . . .                        --
                                                       -------------------------

END OF PERIOD . . . . . . . . . . . . . . . . . . . .  $             66,623,739
                                                       =========================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                                FOR THE PERIOD    FOR THE PERIOD
                                                  08/08/00 1         01/01/97        FOR THE YEAR
                                                 TO 12/31/00      TO 04/16/97 4     ENDED 12/31/96
                                               ----------------  ----------------  ----------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF PERIOD. . . .  $         10.00   $         12.58   $       10.71
                                               ----------------  ----------------  --------------

Income from investment operations:
   Net investment income. . . . . . . . . . .            (0.02)             0.02           (0.02)
   Net realized and unrealized gain
    on investments. . . . . . . . . . . . . .            (2.82)            (0.01)           2.19
                                               ----------------  ----------------  --------------

Total from investment operations. . . . . . .            (2.84)             0.01            2.17
                                               ----------------  ----------------  --------------

Less distributions to shareholders:
   From net investment income . . . . . . . .               --             (0.02)             --
   From net realized gain on investments. . .               --             (3.35)          (0.30)
   Redemption of capitalization . . . . . . .               --             (9.22)             --
                                               ----------------  ----------------  --------------

Total distributions to shareholder. . . . . .               --            (12.59)          (0.30)
                                               ----------------  ----------------  --------------

NET ASSET VALUE - END OF PERIOD . . . . . . .  $          7.16   $          0.00   $       12.58
                                               ================  ================  ==============


Total return 2. . . . . . . . . . . . . . . .          (28.40%)             -- 5           20.90%

Ratios of expenses (to average net assets) /
    Supplemental Data:
      Expenses. . . . . . . . . . . . . . . .            1.18%3           1.07%3,5          1.04%
      Net investment income (loss). . . . . .           (0.71%)3          0.36%3,5         (0.17%)
      Portfolio turnover. . . . . . . . . . .              13%              48%              107%

NET ASSETS - END OF PERIOD
   (000'S OMITTED). . . . . . . . . . . . . .  $        66,624                --   $     112,432
                                               ================  ================  ==============




1  Recommencement  of  operations.
2 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3  Annualized
4  Date  of  complete  redemption.
5 The Series ceased investment operations on April 16, 1997; therefore, ratios and total return would not be representative of an actively operating fund.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

Technology Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in science and technology-based industries.

On August 8, 2000, the Series resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. Previously, the Series was available from time to time to employees and advisory clients of Manning & Napier Advisors, Inc.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2000, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Technology Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including net operating losses and losses deferred due to wash sales. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At December 31, 2000 the Series, for federal income tax purposes, has a capital loss carry forward of $1,552,318 which will expire on December 31, 2008.


FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.


OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Notes  to  Financial  Statements

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000, the Advisor became the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.


4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $89,150,514 and $7,680,386, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS
     Transactions  in  shares  of  Technology  Series  Class  A  Shares  were:






                           FOR THE PERIOD 08/08/00
                            (RECOMMENCEMENT OF
                                OPERATIONS)
                                TO 12/31/00
                          ------------------------
                            Shares        Amount
                          ----------  ------------
Sold. . . .                9,593,652   $85,655,712
Repurchased                 (284,137)   (2,531,617)
                          -----------  ------------
Total . . .                9,309,515   $83,124,095
                          ===========  ============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To  the  Board  of  Directors and Shareholders of Exeter Fund, Inc. - Technology
Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.: Technology Series (the "Series") at December 31, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  9,  2001

Exeter  Fund,  Inc.
Annual  Report
December  31,  2000
Global  Fixed  Income  Series

Management  Discussion  and  Analysis


Dear  Shareholders:

The Global Fixed Income Series was activated a little over three years ago to provide our accounts with access to the greatest number of fixed income investment opportunities. Since the mid-1980's, Manning & Napier has acted upon an investment overview that inflation, and therefore interest rates, would move lower as the world's economies became increasingly interrelated. The so-called "globalization" of the world's economy increased the competitive environment and created a worldwide disinflationary environment. That has, in turn, pushed down inflation and interest rates around the world. Technological advances have simply added to those disinflationary pressures.

Often, international fixed income securities are introduced into a portfolio for diversification reasons. However, with interest rates converging around the world, diversification as an investment rationale has lost some of its luster. Nevertheless, there will always be a broader field of opportunity in the global fixed income marketplace; the Global Fixed Income Series allows us to take advantage of these opportunities in an efficient manner.

One of the original catalysts behind the activation of the Global Fixed Income Series was the sell-off of Latin American debt (specifically Brazil, Argentina, and Mexico) in 1997. In our opinion, that sell-off occurred due to the problems in the Pacific Rim, but we were of the opinion that Latin America was different. It became apparent in mid-1998 that while Latin America's problems were indeed different from those of the Pacific Rim, the region had problems nonetheless. Brazil was under the greatest pressure with currency reserves fleeing the country. Ultimately, Brazil was forced to abandon the controlled devaluation of its currency in January of 1999, which hurt the Brazilian economy during the first half of 1999. Since then, however, Brazil has recovered quite nicely. Argentina's economic relationship with Brazil hurt the Argentinean economy in 1999 and the fact that Argentina pegged its currency to a strong U.S. dollar compounded Argentina's problems over the past year. Of the three Latin American investments, Mexico has played out about as we had expected. The Mexican situation has improved such that Mexico is now only one notch away from being rated investment grade by both S&P and Moody's. Given the credit improvement and subsequent spread tightening, the Series sold the remainder of its Mexican holdings during the second half of last year.

In general, the fixed income markets around the globe performed quite well in 2000. In the U.S., which is the largest fixed income market, and in Europe, interest rates moved lower throughout the year. The negative in Europe was the euro; it depreciated for most of the year. However, it did start to turn back up during the month of December. Its decline hurt the performance of our euro-denominated holdings and to a lesser extent our U.K. holdings. The Series' other major non-dollar holdings were in Canada, Australia, and New Zealand. With the U.S. dollar having been so strong for so long, we can expect that any reversal of this trend will put the wind at our backs with respect to foreign fixed income investments.

We  wish  you  and  yours  a  healthy  and  prosperous  2001.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis

[graphic]
[pie  chart]

Portfolio  Composition*  -  As  of  December  31,  2000

Argentina  Government  -  2.79%
Australia  Government  -  4.53%
Brazil  Government  -  6.00%
Canada  Government  -  11.28%
France  Government  -  4.25%
Germany  Government  -  4.17%
Israel  Government  -  2.58%
Italy  Government  -  4.10%
Netherlands  Government  -  4.24%
New  Zealand  Government  -  1.53%
South  Africa  Government  -  2.55%
Spain  Government  -  3.40%
United  State  Government  -  5.18%
Corporate  Bonds  -  33.58%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 9.82%

*As  a  percentage  of  net  assets.

Performance  Update  as  of  December  31,  2000


Exeter  Fund,  Inc.
Global  Fixed  Income  Series


                                  Total  Return
Through       Growth  of  $10,000                Average
12/31/00      Investment          Cumulative     Annual
One Year        $10,051             0.51%         0.51%
Inception 1     $11,033            10.33%         3.15%



Merrill  Lynch  Global
Government  Bond  Index


                                  Total  Return
Through       Growth  of  $10,000                Average
12/31/00      Investment          Cumulative     Annual
One Year        $10,279             2.79%         2.79%
Inception 1     $11,353            13.53%         4.08%



Merrill  Lynch  U.S.  Treasury  Bond  Index


                                  Total  Return
Through       Growth  of  $10,000                Average
12/31/00      Investment          Cumulative     Annual
One Year        $11,337             13.37%        13.37%
Inception 1     $12,373             23.73%         6.94%


The value of a $10,000 investment in the Exeter Fund, Inc. - Global Fixed Income Series from its inception (10/31/97) to present (12/31/00) as compared to the Merrill Lynch Global
Government  Bond  Index  and  the  Merrill  Lynch  U.S.  Treasury  Bond Index. 2


[graphic]
[line  chart]

Data  for  line  chart  to  follow:



              Exeter Fund, Inc.       Merrill Lynch Global        Merrill Lynch
Date      Global Fixed Income Series  Government Bond Index  U.S. Treasury Bond Index
10/31/97                      10,000                 10,000                    10,000
12/31/97                      10,200                  9,841                    10,161
12/31/98                      10,483                 11,231                    11,180
12/31/99                      10,977                 11,045                    10,913
12/31/00                      11,033                 11,353                    12,373



1 Performance numbers for the Series and Indices are calculated from October 31, 1997, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Global Government Bond Index is a market value weighted measure of approximately 500 Global Government bonds. The unmanaged Merrill Lynch U.S. Treasury Bond Index is a market value weighted measure of approximately 130 U.S. Treasury bonds. The Indices' returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2000







                                                                   PRINCIPAL    VALUE
                                                        CURRENCY    AMOUNT     (NOTE 2)
----------------------------------------------------------------------------------------

GOVERNMENT SECURITIES - 56.60%
ARGENTINA - 2.79%
       Republic of Argentina, 11.375%, 1/30/2017
       (Identified Cost $2,097,500). . . . . . . . . .  USD        2,500,000  $2,243,750
                                                                              -----------

AUSTRALIA - 4.53%
       Australian Government, 6.75%, 11/15/2006
       (Identified Cost $4,465,345). . . . . . . . . .  AUD        6,140,000   3,645,574
                                                                              -----------

BRAZIL - 6.00%
       Federal Republic of Brazil, 10.125%, 5/15/2027
       (Identified Cost $4,965,000). . . . . . . . . .  USD        6,000,000   4,831,500
                                                                              -----------

CANADA - 11.28%
       Canadian Government, 5.50%, 9/1/2002. . . . . .  CAD        3,745,000   2,501,706
       Canadian Government, 7.25%, 6/1/2007. . . . . .  CAD        4,745,000   3,476,342
       Canadian Government, 6.00%, 6/1/2008. . . . . .  CAD        4,500,000   3,104,864
                                                                              -----------

TOTAL CANADIAN GOVERNMENT SECURITIES
 (Identified Cost $9,224,761). . . . . . . . . . . . .                         9,082,912
                                                                              -----------

FRANCE - 4.25%
       Government of  France, 5.50%, 4/25/2010
        (Identified Cost $3,136,530) . . . . . . . . .  EUR        3,500,000   3,419,231
                                                                              -----------

GERMANY - 4.17%
       Bundesobligation, 5.00%, 8/19/2005
        (Identified Cost $3,094,894) . . . . . . . . .  EUR        3,500,000   3,354,974
                                                                              -----------

ISRAEL - 2.58%
       State of Israel, 7.75%, 3/15/2010
       (Identified Cost $1,990,520). . . . . . . . . .  USD        2,000,000   2,078,048
                                                                              -----------

ITALY - 4.10%
       Buoni Poliennali del Tesoro, 6.25%, 3/1/2002
      (Identified Cost $4,003,515) . . . . . . . . . .  EUR        3,460,255   3,305,918
                                                                              -----------

NETHERLANDS - 4.24%
       Netherlands Government, 5.50%, 7/15/2010
        (Identified Cost $3,116,898) . . . . . . . . .  EUR        3,500,000   3,411,995
                                                                              -----------

NEW ZEALAND - 1.53%
       New Zealand Government, 8.00%, 11/15/2006
       (Identified Cost $1,718,049). . . . . . . . . .  NZD        2,550,000   1,235,578
                                                                              -----------

SOUTH AFRICA - 2.55%
       Republic of  South Africa, 9.125%, 5/19/2009
       (Identified Cost $2,035,554). . . . . . . . . .  USD        2,000,000   2,050,000
                                                                              -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000







                                                                           PRINCIPAL AMOUNT/  VALUE
                                                                 CURRENCY        SHARES     (NOTE 2)
------------------------------------------------------------------------------------------------------
SPAIN - 3.40%
       Bonos Y Oblig Del Estado, 7.90%, 2/28/2002
       (Identified Cost $3,326,627) . . . . . . . . . . . .  EUR                2,812,737   $2,733,908
                                                                                           -----------

UNITED STATES GOVERNMENT - 5.18%
       U.S. Treasury Bond, 5.50%, 8/15/2028 . . . . . . . .  USD                2,000,000   1,984,528
       U.S. Treasury Note, 6.50%, 2/15/2010 . . . . . . . .  USD                2,000,000   2,188,904
                                                                                           -----------

TOTAL UNITED STATES GOVERNMENT
SECURITIES
 (Identified Cost $3,995,755) . . . . . . . . . . . . . . .                                 4,173,432
                                                                                           -----------

TOTAL GOVERNMENT SECURITIES
   (Identified Cost $47,170,948). . . . . . . . . . . . . .                                45,566,820
                                                                                           -----------

CORPORATE BONDS - 33.58%
       Asia Pulp & Paper, 3.50%, 4/30/2003 (Mauritius). . .  USD                5,000,000   1,725,000
       Bayer Corp., 6.20%, 2/15/2028 (United States). . . .  USD                2,000,000   1,970,540
       Canadian National Railway, 6.90%, 7/15/2028 (Canada)  USD                3,000,000   2,800,380
       Conseco, Inc., 6.40%, 6/15/2001 (United States). . .  USD                2,000,000   1,940,000
       Gulf Canada Resources, 8.375%, 11/15/2005 (Canada) .  USD                2,000,000   2,020,000
       Merrill Lynch & Co., Stock Linked Note (Telebras),
          11/28/2003 (United States) 1. . . . . . . . . . .  USD                5,000,000   5,129,500
       Motorola, Inc., 6.50%, 9/1/2025  (United States) . .  USD                3,000,000   3,049,290
       Oracle Corp., 6.91%, 2/15/2007 (United States) . . .  USD                2,000,000   2,018,766
       PDVSA Finance Ltd., 8.75%, 2/15/2004
          (Cayman Islands). . . . . . . . . . . . . . . . .  USD                1,628,000   1,640,713
       Pemex Finance Ltd., 5.72%, 11/15/2003
          (Cayman Islands). . . . . . . . . . . . . . . . .  USD                1,875,000   1,855,650
       Pemex Finance Ltd., 6.125%, 11/15/2003
          (Cayman Islands). . . . . . . . . . . . . . . . .  USD                  400,000     398,108
       Tembec Industries, Inc., 8.625%, 6/30/2009 (Canada).  USD                  250,000     247,500
       Xerox Corp., 6.25%, 11/15/2026 (United States) . . .  USD                3,990,000   2,234,400
                                                                                           -----------

TOTAL CORPORATE BONDS
(Identified Cost $31,860,792) . . . . . . . . . . . . . . .                                27,029,847
                                                                                           -----------

SHORT-TERM INVESTMENTS - 13.98%
       Dreyfus Treasury Cash Management Fund. . . . . . . .                    6,271,233    6,271,233
       Federal Home Loan Bank Discount Note, 01/24/2001 . .                    5,000,000    4,979,433
                                                                                            ---------

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $11,250,666) . . . . . . . . . . . . . . .                                11,250,666
                                                                                          -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000







                                             VALUE
                                            (NOTE 2)
                                          ------------
TOTAL INVESTMENTS - 104.16%
(Identified Cost $90,282,406). . . . . .  $83,847,333

OTHER ASSETS, LESS LIABILITIES - (4.16%)   (3,350,830)
                                          ------------

NET ASSETS -100% . . . . . . . . . . . .  $80,496,503
                                          ============



KEY:

AUD-  Australian  Dollar                  EUR-  Euro  Dollar
CAD-  Canadian  Dollar                    USD-  United  States  Dollar
NZD-  New  Zealand  Dollar

1 Restricted, excluding 144A securities, as to public resale. The total market value of the restricted securities held at December 31, 2000 was $5,129,500 or 6% of net assets, and is comprised of one security acquired on 5/21/98 at a cost of $5,000,000.







FEDERAL TAX INFORMATION:
At December 31, 2000, the net unrealized depreciation based on identified cost for federal tax purposes of $90,282,406 was as follows:

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . .  $ 1,518,617
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . .   (7,953,690)
                                                                           ------------

UNREALIZED DEPRECIATION - NET . . . . . . . . . . . . . . . . . . . . . .  $(6,435,073)
                                                                           ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities






December 31, 2000


ASSETS:
Investments, at value (identified cost $90,282,406)(Note 2). .  $83,847,333
Interest receivable. . . . . . . . . . . . . . . . . . . . . .    1,503,128
Receivable for fund shares sold. . . . . . . . . . . . . . . .      508,296
Dividends receivable . . . . . . . . . . . . . . . . . . . . .       23,128
                                                                ------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   85,881,885
                                                                ------------

LIABILITIES:

Accrued management fees (Note 3) . . . . . . . . . . . . . . .       66,321
Accrued directors' fees (Note 3) . . . . . . . . . . . . . . .        3,330
Accrued fund accounting fees (Note 3). . . . . . . . . . . . .        3,783
Due to custodian . . . . . . . . . . . . . . . . . . . . . . .    4,965,479
Payable for fund shares repurchased. . . . . . . . . . . . . .      307,147
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .       19,890
Custodian fees payable . . . . . . . . . . . . . . . . . . . .       18,318
Other payables and accrued expenses. . . . . . . . . . . . . .        1,114
                                                                ------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .    5,385,382
                                                                ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $80,496,503
                                                                ============

NET ASSETS CONSIST OF:
Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $    87,671
Additional paid-in-capital . . . . . . . . . . . . . . . . . .   88,093,598
Distributions in excess of net investment income . . . . . . .     (627,618)
Accumulated net realized loss on investments . . . . . . . . .     (659,340)
Net unrealized depreciation on investments, foreign currency,
     and other assets and liabilities. . . . . . . . . . . . .   (6,397,808)
                                                                ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $80,496,503
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE

($80,496,503/8,767,139 shares) . . . . . . . . . . . . . . . .  $      9.18
                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations






For the Year Ended December 31, 2000



INVESTMENT INCOME:
Interest (net of foreign tax withheld, $27,988). . . .  $ 5,283,232
Dividends. . . . . . . . . . . . . . . . . . . . . . .      111,730
                                                        ------------

Total Investment Income. . . . . . . . . . . . . . . .    5,394,962
                                                        ------------

EXPENSES:

Management fees (Note 3) . . . . . . . . . . . . . . .      828,011
Fund accounting fees (Note 3). . . . . . . . . . . . .       37,974
Directors' fees (Note 3) . . . . . . . . . . . . . . .        6,701
Custodian fee. . . . . . . . . . . . . . . . . . . . .       30,001
Audit fee. . . . . . . . . . . . . . . . . . . . . . .       26,498
Miscellaneous. . . . . . . . . . . . . . . . . . . . .        7,701
                                                        ------------

Total Expenses . . . . . . . . . . . . . . . . . . . .      936,886
                                                        ------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . .    4,458,076
                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized loss on-
    Investments. . . . . . . . . . . . . . . . . . . .   (1,067,851)
    Foreign currency and other assets and liabilities.     (775,985)
                                                        ------------
                                                         (1,843,836)
                                                        ------------

Net change in unrealized depreciation on-
    Investments. . . . . . . . . . . . . . . . . . . .   (2,478,879)
    Foreign currency and other assets and liabilities .      41,100
                                                        ------------
                                                         (2,437,779)
                                                        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS . . . . . . . . . . . . . . . . . .   (4,281,615)
                                                        ------------

NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS . . . . . . . . . . . . . . . . .  $   176,461
                                                        ============




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets








                                                                     FOR THE YEAR      FOR THE YEAR
                                                                    ENDED 12/31/00    ENDED 12/31/99
                                                                   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . . .  $     4,458,076   $     5,604,227
Net realized loss on investments. . . . . . . . . . . . . . . . .       (1,843,836)         (488,519)
Net change in unrealized depreciation on investments. . . . . . .       (2,437,779)         (539,921)
                                                                   ----------------  ----------------
Net increase from operations. . . . . . . . . . . . . . . . . . .          176,461         4,575,787
                                                                   ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income. . . . . . . . . . . . . . . . . . . .       (2,794,567)       (5,888,207)
From realized gain on investments . . . . . . . . . . . . . . . .               --           (17,549)
                                                                   ----------------  ----------------
Total distribution to shareholders. . . . . . . . . . . . . . . .       (2,794,567)       (5,905,756)
                                                                   ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:
Net decrease from capital share
    transactions (Note 5) . . . . . . . . . . . . . . . . . . . .       (8,546,359)      (25,801,780)
                                                                   ----------------  ----------------

Net decrease in net assets. . . . . . . . . . . . . . . . . . . .      (11,164,465)      (27,131,749)

NET ASSETS:
Beginning of year . . . . . . . . . . . . . . . . . . . . . . . .       91,660,968       118,792,717
                                                                   ----------------  ----------------

END OF YEAR (including distributions in excess of net investment
  income of  $(627,618) and $(70,991), respectively). . . . . . .  $    80,496,503   $    91,660,968
                                                                   ================  ================




The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights







                                                                                       FOR THE PERIOD
                                                            FOR THE YEARS ENDED         10/31/97* TO
                                                   12/31/00       12/31/99    12/31/98    12/31/97
                                               ----------------  ----------  ----------  ----------
Per share data (for a share outstanding
throughout each period):
Net asset value  - Beginning of period. . . .  $          9.47   $    9.66   $   10.12   $   10.00
                                               ----------------  ----------  ----------  ----------
Income from investment operations:
  Net investment income . . . . . . . . . . .             0.52        0.61        0.60        0.08
  Net realized and unrealized gain (loss) on
     investments. . . . . . . . . . . . . . .            (0.48)      (0.16)      (0.32)       0.12
Total from investment operations. . . . . . .             0.04        0.45        0.28        0.20
                                               ----------------  ----------  ----------  ----------

Less distributions to shareholders:
  From net investment income. . . . . . . . .            (0.33)      (0.64)      (0.63)      (0.08)
  From realized gain on investments . . . . .               --        -- 3       (0.11)         --
Total distributions to shareholders . . . . .            (0.33)      (0.64)      (0.74)      (0.08)
                                               ----------------  ----------  ----------  ----------

NET ASSET VALUE- END OF PERIOD. . . . . . . .  $          9.18   $    9.47   $    9.66   $   10.12
                                               ================  ==========  ==========  ==========
Total return 1. . . . . . . . . . . . . . . .             0.51%       4.71%       2.78%       2.00%
Ratios to average net assets/
  Supplemental Data:
   Expenses . . . . . . . . . . . . . . . . .             1.13%       1.10%       1.10%       1.09%2
   Net investment income. . . . . . . . . . .             5.38%       5.42%       5.75%       4.75%2

Portfolio turnover. . . . . . . . . . . . . .               24%         10%         29%          3%

NET ASSETS-END OF PERIOD (000'S OMITTED). . .  $        80,497   $  91,661   $ 118,793   $ 127,172
                                               ================  ==========  ==========  ==========



1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2  Annualized.
3  Less  than  $0.01  per  share.
*  Commencement  of  operations.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION
Global Fixed Income Series (the "Series") is a no-load non-diversified series of Exeter Fund Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term total return by investing principally in fixed income securities issued by governments, banks, corporations, and supranational entities, such as the World Bank, located anywhere in the world.

Shares of the Series are offered to clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2000, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Global Fixed Income Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES
SECURITY  VALUATION
Portfolio securities, including corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is traded most extensively. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including domestic and foreign government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discount on securities, is earned from settlement date and accrued daily. Discounts on original issue discount bonds are accreted according to yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including foreign currency gains and losses and market discount reclassification. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At December 31, 2000 the Series, for federal income tax purposes, had a capital loss carry forward of $659,340 which will expire on December 31, 2007.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not separately stated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.


OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

CHANGE  IN  ACCOUNTING  POLICY
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premiums and discounts on fixed-income securities. Upon initial adoption, the Series will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization of market discount that would have been recognized had such amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Series' net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

The Series estimates that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of investments (but not their market value) by approximately $263,200. Additionally, had this principle been in effect during the fiscal year ended December 31, 2000, the Series estimates that net investment income would have increased by approximately $0.04 per share (0.47% of net assets), and realized and unrealized gain (loss) per share would have decreased by the same amount.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000, the Advisor became the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

Notes  to  Financial  Statements

4.     PURCHASES  AND  SALES  OF  SECURITIES
For the year ended December 31, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $14,946,862 and $24,534,471, respectively. Purchases and sales of United States Government securities, other than short-term securities were $3,998,125 and $5,307,041, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Global  Fixed  Income  Series  were:






                        For the Year                  For the Year
                       Ended 12/31/00                Ended 12/31/99
                      ---------------               ----------------
                 Shares            Amount         Shares        Amount
             ---------------  ----------------  -----------  -------------
Sold. . . .       1,174,799   $    10,973,548      519,125   $  5,044,723
Reinvested.         304,986         2,720,522      612,441      5,746,614
Repurchased      (2,392,231)      (22,240,429)  (3,755,364)   (36,593,117)
             ---------------  ----------------  -----------  -------------
Total . . .        (912,446)  $    (8,546,359)  (2,623,798)  $(25,801,780)
             ===============  ================  ===========  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable U.S. companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Board of Directors and Shareholders of Exeter Fund, Inc. - Global Fixed Income Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.: Global Fixed Income Series (the "Series") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for the two years then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  9,  2001

Exeter  Fund,  Inc.
Annual  Report
December  31,  2000
World  Opportunities  Series

Management  Discussion  and  Analysis


Dear  Shareholders:

The World Opportunities Series ended 2000 significantly ahead of its benchmarks, the Morgan Stanley Capital International (MSCI) World Index and the MSCI All Country World ex US Index. In fact, both these benchmarks and many foreign funds were negative for the year, and the Series' total return was +7.96%.

Like our success in 1999, our success in 2000 was due to our investment strategies. The Series' return of 42.37% in 1999 was largely the result of our investments in selected emerging market securities under our Profile Strategy. We took advantage of the buying opportunities created by the Asian crisis in late 1998 by purchasing stocks of excellent companies with strong competitive advantages at very low prices. We sold many of these holdings in 1999 as the Asian markets began to strengthen and the stocks reached the price targets we had set, and we realized significant gains.

While the Asian securities drove our success in 1999, the Series' low weighting in Asian securities was a factor in our success in 2000. When the Asian stock markets stabilized toward the end of 1999, the governments lost their appetite for the difficult reforms that are necessary to truly strengthen their economies. Over the course of 2000, the economies weakened, and Asian markets were among the worst performing regions last year.

The Series benefited in 2000 from what it did own as well as what it did not. A major theme in the portfolio now is an example of our Hurdle Rate Strategy. As of the end of 2000, approximately one-third of the portfolio was comprised of stocks related to commodity production. These are holdings in areas such as copper mining and smelting, oil refining, and paper and pulp production. Many commodity-related companies were under pressure in late 1998 and 1999 due to falling worldwide demand, caused in large part by the Asian crisis. We purchased the stocks of companies that we expected to emerge stronger when the difficult environment forced companies to reduce capacity or close altogether. These stocks did well over the course of the year, although they fell back some toward the end of the year due to fears that a slowdown in the U.S. economy would hurt companies around the world. We continue to hold them because we believe they continue to offer significant appreciation.

This fear of a decline in U.S. growth benefited some other holdings of the Series, defensive stocks that had been purchased under our Profile Strategy. These stocks, in areas such as utilities, food and beverages, and pharmaceuticals, appreciated as investors turned away from the high-flying technology sector and looked for a "safe haven". These stocks were chosen individually, rather than part of an investment theme, but one of the factors in our selection was their defensive nature.

Going forward, we are somewhat concerned about lower growth in the U.S., but we also expect more resilient growth in other areas of the world, particularly Europe, where over 40% of the portfolio was invested as of the end of the year. The United States has been in the midst of an investment boom that has put significant new capacity in place, so it is unlikely that additional business investment will be driving the economy. Consumer spending has been a huge factor in the recent growth rates, but consumer debt levels are very high. With labor markets starting to weaken, the debt load will cause consumers to cut back more sharply than would otherwise be the case. We don't expect the Federal Reserve Board's interest rate changes to be very effective in stimulating the economy given these issues. A Bush administration tax cut could have the effect of stimulating consumer spending, but it may not be enough to jump start economic growth.

Management  Discussion  and  Analysis

The situation in Europe is much different. The economies there have not been as strong in the last few years, and their markets have not had the huge returns that have been seen in certain sectors of the U.S. market. Economic growth is just starting to accelerate as government reforms, such as major tax overhauls, begin to take effect. In addition, businesses in Europe were slower to restructure than in the U.S., so benefits of restructuring are just starting to be felt. We expect these factors to benefit the portfolio for two reasons. First, because we expect the European holdings themselves to appreciate. Second, we believe European growth, with help, will offset the global effects of a slowdown in U.S. demand caused by the slowing U.S. economy. In addition, we expect the euro to be strong relative to the dollar due to better relative growth rates, more attractive relative interest rates, and better trade flows. Because many of the Series' investments are denominated in the euro, any strengthening will add to the Series' return.

In summary, our investment strategies led the Series to another year of strong returns in 2000, and we will stick closely to these strategies in 2001.

We  wish  you  and  yours  a  healthy  and  prosperous  2001.

Sincerely,

Exeter  Asset  Management

[graphic]
[pie  chart]

Portfolio  Allocation  by  Country*  -  As  of  December  31,  2000

Brazil  -  18.99%
Canada  -  13.65%
Croatia  -  1.12%
Germany  -  11.38%
Hong  Kong  -  2.36%
Japan  -  1.73%
Mexico  -  4.96%
Netherlands  -  0.47%
Norway  -  2.92%
Philippines  -  3.74%
Singapore  -  0.54%
South  Africa  -  1.80%
United  Kingdom  -  27.78%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 8.56%

*As  a  percentage  of  net  assets.

Performance  Update  as  of  December  31,  2000


Exeter  Fund,  Inc.
World  Opportunities  Series


                                  Total  Return
Through       Growth  of  $10,000                Average
12/31/00      Investment          Cumulative     Annual

One Year        $10,796             7.96%         7.96%
Inception 1     $16,609            66.09%        12.45%



Morgan  Stanley
Capital  International  World  Index


                                  Total  Return
Through       Growth  of  $10,000                Average
12/31/00      Investment          Cumulative     Annual

One Year         $8,682            -13.18%       -13.18%
Inception 1     $16,964             69.64%        13.00%



Morgan  Stanley
Capital  International  All  Country  World  ex  U.S.  Index


                                  Total  Return
Through       Growth  of  $10,000                Average
12/31/00      Investment          Cumulative     Annual

One Year         $8,497            -15.03%       -15.03%
Inception 1     $13,512             35.12%         7.21%

The value of a $10,000 investment in the Exeter Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present (12/31/00) as compared to the Morgan Stanley Capital International World Index and the Morgan Stanley Capital International All Country World ex U.S. Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:





              Exeter Fund, Inc.        Morgan Stanley Capital    Morgan Stanley Capital International
Date      World Opportunities Series  International World Index    All Country World ex U.S. Index
09/06/96                      10,000                     10,000                                10,000
12/31/96                      10,482                     10,865                                10,398
12/31/97                      11,301                     12,578                                10,576
12/31/98                      10,806                     15,639                                12,066
12/31/99                      15,385                     19,539                                15,902
12/31/00                      16,609                     16,964                                13,512



1 Performance numbers for the Series and Indices are calculated from September 6, 1996, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The Morgan Stanley Capital International World Index is a market capitalization-weighted measure of the total return of 1,322 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The Morgan Stanley Capital International All Country World ex U.S. Index is a market capitalization weighted measure of the total return of 1,801 companies listed on the stock exchanges of 47 countries. The Indices are denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends, and unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2000







                                                                   VALUE
                                                       SHARES     (NOTE 2)
----------------------------------------------------------------------------
COMMON STOCK - 91.44%
AEROSPACE/DEFENSE - 4.55%
Embraer - Empresa Brasileira de Aeronautica
    S.A.* - ADR (Brazil). . . . . . . . . . . . . .      96,000  $3,816,000
                                                                 -----------

CHEMICALS & ALLIED PRODUCTS - 9.49%
Merck KGaA (Germany). . . . . . . . . . . . . . . .     159,000   7,016,012
Pliva d.d. (Croatia). . . . . . . . . . . . . . . .      80,000     940,000
                                                                 ----------
                                                                  7,956,012
                                                                 ----------

COMPUTER EQUIPMENT - 2.36%
Varitronix International Ltd. (Hong Kong) . . . . .   2,170,000   1,975,280
                                                                 -----------

CONSUMER LOAN COMPANY - 1.73%
Takefuji Corp. (Japan). . . . . . . . . . . . . . .      23,000   1,450,087
                                                                 -----------

CRUDE PETROLEUM & NATURAL GAS - 18.81%
Enterprise Oil plc* (United Kingdom). . . . . . . .     354,750   3,004,681
Gulf Canada Resources Ltd. - ADR* (Canada). . . . .   1,141,000   5,776,312
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)     165,000   3,873,705
Stolt Offshore S.A.* - ADR (United Kingdom) . . . .     283,000   3,113,000
                                                                 -----------
                                                                 15,767,698
                                                                  ----------

ELECTRIC SERVICES - 1.58%
International Power plc* (United Kingdom) . . . . .     360,000   1,329,633
                                                                 -----------

ENERGY BUSINESS - 2.73%
Innogy Holdings plc (United Kingdom). . . . . . . .     810,000   2,289,886
                                                                 -----------

FOOD & KINDRED PRODUCTS - 19.40%
Panamerican Beverages, Inc. - ADR (Mexico). . . . .     130,000   1,844,375
San Miguel Corp. (Philippines). . . . . . . . . . .   2,823,200   3,133,748
South African Breweries plc (United Kingdom). . . .     365,300   2,567,451
Unilever plc - ADR (United Kingdom) . . . . . . . .     252,249   8,718,356
                                                                 -----------
                                                                 16,263,930
                                                                  ----------
GLASS PRODUCTS - 2.71%
Waterford Wedgwood plc (United Kingdom) . . . . . .   1,950,000   2,272,072
                                                                 -----------

MINING - 2.76%
Nuevo Grupo Mexico S.A.* (Mexico) . . . . . . . . .     781,200   2,317,132
                                                                 -----------

MOTION PICTURE PRODUCTION - 2.79%
Alliance Atlantis Communication Corp. * (Canada). .     159,775   2,340,234
                                                                 -----------

PAPER & ALLIED PRODUCTS - 8.68%
Aracruz Celulose S.A. - ADR (Brazil). . . . . . . .     235,000   3,510,312
Asia Pulp & Paper Co. Ltd. - ADR* (Singapore) . . .     899,000     449,500
Sappi Ltd. -  ADR (South Africa). . . . . . . . . .     212,000   1,510,500



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                      SHARES/          VALUE
                                                 PRINCIPAL AMOUNT    (NOTE 2)
-------------------------------------------------------------------------------

PAPER & ALLIED PRODUCTS (continued)
Votorantim Celulose e Papel S.A. - ADR (Brazil)            130,000  $1,811,875
                                                                    -----------
                                                                     7,282,187
                                                                    -----------

PRIMARY METAL INDUSTRIES - 3.48%
Ispat International NV - ADR (Netherlands). . .            174,000     391,500
Norddeutsche Affinerie AG (Germany) . . . . . .            210,000   2,523,624
                                                                    -----------
                                                                     2,915,124
                                                                    -----------

TELECOMMUNICATION SERVICES - 3.48%
Telecommunicacoes Brasileiras S.A. (Telebras)
     - ADR (Brazil) . . . . . . . . . . . . . .             40,000   2,915,000
                                                                    -----------

TRANSPORTATION - 6.89%
Canadian National Railway Co. - ADR (Canada). .            112,000   3,325,000
Odfjell ASA (Norway). . . . . . . . . . . . . .            160,000   2,449,392
                                                                    -----------
                                                                     5,774,392
                                                                    -----------

TOTAL COMMON STOCK
(Identified Cost $81,385,107) . . . . . . . . .                     76,664,667
                                                                    -----------

SHORT-TERM INVESTMENTS - 7.93%
Dreyfus Treasury Cash Management Fund . . . . .          2,665,692   2,665,692
Federal National Mortgage Association Discount
    Note, 1/22/2001 . . . . . . . . . . . . . .  $       4,000,000   3,984,282
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $6,649,974) . . . . . . . . .                      6,649,974
                                                                    -----------

TOTAL INVESTMENTS - 99.37%
(Identified Cost $88,035,081) . . . . . . . . .                     83,314,641

OTHER ASSETS, LESS LIABILITIES - 0.63%. . . . .                        528,349
                                                                    -----------

NET ASSETS -100%. . . . . . . . . . . . . . . .                   $ 83,842,990
                                                                    ===========



*Non-income  producing  security.
ADR  -  American  Depository  Receipt





FEDERAL TAX INFORMATION:
At December 31, 2000, the net unrealized depreciation based on identified cost for federal income tax purposes of $88,083,412 was as follows:

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 10,498,640

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (15,267,411)
                                                                                    -------------

UNREALIZED DEPRECIATION - NET. . . . . . . . . . . . . . . . . . . . . . . . . . .  $ (4,768,771)
                                                                                    =============



For its fiscal year ended December 31, 2000, the amount of income received by the Series from sources within foreign countries and possessions of the United States was $2,108,057. The total amount of taxes paid by the Series to such countries was $180,585.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities






December 31, 2000


ASSETS:
Investments, at value (identified cost $88,035,081) (Note 2) .  $83,314,641
Foreign currency, at value (cost $236,443) . . . . . . . . . .      236,677
Receivable for fund shares sold. . . . . . . . . . . . . . . .      402,366
Dividends receivable . . . . . . . . . . . . . . . . . . . . .      222,006
Foreign tax reclaim receivable . . . . . . . . . . . . . . . .       43,887
                                                                ------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   84,219,577
                                                                ------------

LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . . . .       66,557
Accrued directors' fees (Note 3) . . . . . . . . . . . . . . .        3,227
Accrued fund accounting fees (Note 3). . . . . . . . . . . . .        3,594
Payable for fund shares repurchased. . . . . . . . . . . . . .      204,455
Custodian fee payable. . . . . . . . . . . . . . . . . . . . .       49,681
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .       18,529
Due to custodian . . . . . . . . . . . . . . . . . . . . . . .        4,645
Other payables and accrued expenses. . . . . . . . . . . . . .       25,899
                                                                ------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .      376,587
                                                                ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $83,842,990
                                                                ============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $   135,655
Additional paid-in-capital . . . . . . . . . . . . . . . . . .   87,491,015
Undistributed net investment income. . . . . . . . . . . . . .      935,734
Net unrealized depreciation on investments, foreign currency,
      and other assets and liabilities . . . . . . . . . . . .   (4,719,414)
                                                                ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $83,842,990
                                                                ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE - CLASS A
  ($83,842,990/13,565,462 shares). . . . . . . . . . . . . . .  $      6.18
                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations






For the Year Ended December 31, 2000


INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $178,323). . . . .  $  2,071,162
Interest . . . . . . . . . . . . . . . . . . . . . . . . .       679,208
                                                            -------------

Total Investment Income. . . . . . . . . . . . . . . . . .     2,750,370
                                                            -------------

EXPENSES:

Management fee (Note 3). . . . . . . . . . . . . . . . . .       982,406
Fund accounting fees (Note 3). . . . . . . . . . . . . . .        36,425
Directors' fees (Note 3) . . . . . . . . . . . . . . . . .         6,699
Custodian fee. . . . . . . . . . . . . . . . . . . . . . .        67,493
Audit fee. . . . . . . . . . . . . . . . . . . . . . . . .        26,819
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .        48,910
                                                            -------------

Total Expenses . . . . . . . . . . . . . . . . . . . . . .     1,168,752
                                                            -------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . .     1,581,618
                                                            -------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on -
    Investments. . . . . . . . . . . . . . . . . . . . . .    24,672,731
    Foreign currency and other assets and liabilities. . .       (76,821)
                                                            -------------
                                                              24,595,910
                                                            -------------

Net change in unrealized appreciation (depreciation) on -
      Investments. . . . . . . . . . . . . . . . . . . . .   (17,768,307)
      Foreign currency  and other assets and liabilities .        42,513
                                                            -------------
                                                             (17,725,794)
                                                            -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . . .     6,870,116
                                                            -------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . .  $  8,451,734
                                                            =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                                            FOR THE YEAR      FOR THE YEAR
                                                           ENDED 12/31/00    ENDED 12/31/99
                                                          ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . . .  $     1,581,618   $     4,142,428
Net realized gain on investments . . . . . . . . . . . .       24,595,910        51,820,227
Net change in unrealized appreciation (depreciation)
     on investments. . . . . . . . . . . . . . . . . . .      (17,725,794)       13,480,228
                                                          ----------------  ----------------

Net increase from operations . . . . . . . . . . . . . .        8,451,734        69,442,883
                                                          ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income . . . . . . . . . . . . . . .       (3,087,292)       (3,093,630)
In excess of net investment income . . . . . . . . . . .       (6,250,751)               --
From net realized gain on investments. . . . . . . . . .      (26,031,748)      (25,346,782)
                                                          ----------------  ----------------

Total distributions to shareholders. . . . . . . . . . .      (35,369,791)      (28,440,412)
                                                          ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share
   transactions (Note 5) . . . . . . . . . . . . . . . .       (6,487,115)     (139,532,777)
                                                          ----------------  ----------------

Net decrease in net assets . . . . . . . . . . . . . . .      (33,405,172)      (98,530,306)

NET ASSETS:

Beginning of year. . . . . . . . . . . . . . . . . . . .      117,248,162       215,778,468
                                                          ----------------  ----------------

END OF YEAR (including undistributed net investment
   income and distributions in excess of net investment
   income of $935,734 and $(239,458), respectively). . .  $    83,842,990   $   117,248,162
                                                          ================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights







                                                                                                               FOR THE
                                                                                                            PERIOD 9/6/96
                                                                                                            (COMMENCEMENT
                                                                      FOR THE YEARS ENDED                   OF OPERATIONS)
                                                  12/31/00            12/31/99       12/31/98    12/31/97    TO 12/31/96
                                            ---------------------  ---------------  ----------  ----------  -------------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD)
NET ASSET VALUE - BEGINNING  OF PERIOD . .  $               9.30   $         8.55   $    9.76   $   10.42   $      10.00
                                            ---------------------  ---------------  ----------  ----------  -------------

Income from investment operations:
   Net investment income . . . . . . . . .                  0.42             0.39        0.12        0.09           0.05
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . .                  0.27             3.16     (0.59)1        0.67           0.43
                                            ---------------------  ---------------  ----------  ----------  -------------

Total from investment operations . . . . .                  0.69             3.55       (0.47)       0.76           0.48
                                            ---------------------  ---------------  ----------  ----------  -------------

Less distributions to shareholders:
   From net investment income. . . . . . .                 (0.34)           (0.28)      (0.14)      (0.09)         (0.05)
   In excess of net investment income. . .                 (0.65)              --          --          --             --
   From net realized gain on investments .                 (2.82)           (2.52)      (0.60)      (1.33)         (0.01)
                                            ---------------------  ---------------  ----------  ----------  -------------

Total distributions to shareholders. . . .                 (3.81)           (2.80)      (0.74)      (1.42)         (0.06)
                                            ---------------------  ---------------  ----------  ----------  -------------

NET ASSET VALUE - END OF PERIOD. . . . . .  $               6.18   $         9.30   $    8.55   $    9.76   $      10.42
                                            =====================  ===============  ==========  ==========  =============

Total return2. . . . . . . . . . . . . . .                  7.96%           42.37%     (4.38)%       7.81%          4.82%

Ratios of expenses (to average net assets)
   Supplemental Data:
   Expenses. . . . . . . . . . . . . . . .                  1.19%            1.15%       1.13%       1.15%          1.17%3
   Net investment income . . . . . . . . .                  1.61%            2.19%       2.30%       0.79%          1.54%3

Portfolio turnover . . . . . . . . . . . .                    52%              23%         52%         62%             1%


NET ASSETS - END OF PERIOD (000'S OMITTED)  $             83,843   $      117,248   $ 215,778   $  95,215   $     77,338
                                            =====================  ===============  ==========  ==========  =============




1 The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Series shares in relation to fluctuating market values of the investments of the Series.
2 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
3  Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

World Opportunities Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, C, D, and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees, and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2000, 892.5 million shares have been designated in total among 17 series, of which 37.5 million have been designated as World Opportunities Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  the  Financial  Statements

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including foreign currency gains and losses, and investments in passive foreign investment companies. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

For the year ended December 31, 2000, the Series distributed $12,248,942 of long-term capital gains.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.


OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Notes  to  Financial  Statements

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000, the Advisor became the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $43,933,581 and $79,547,149, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares of World Opportunities Series Class A Shares were:






                        FOR THE YEAR                    FOR THE YEAR
                       ENDED 12/31/00                  ENDED 12/31/99
                      ---------------                 ----------------
                 Shares            Amount          Shares         Amount
             ---------------  ----------------  ------------  --------------
Sold. . . .       3,371,970   $    31,789,403       777,361   $   7,535,189
Reinvested.       5,217,186        34,950,778     3,035,173      28,109,237
Repurchased      (7,625,138)      (73,227,296)  (16,460,332)   (175,177,203)
             ---------------  ----------------  ------------  --------------
Total . . .         964,018   $    (6,487,115)  (12,647,798)  $(139,532,777)
             ===============  ================  ============  ==============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Board of Directors and Shareholders of Exeter Fund, Inc. - World Opportunities Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.: World Opportunities Series (the "Series") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for the two years then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  9,  2001

Exeter  Fund,  Inc.
Annual  Report
December  31,  2000
International  Series

Management  Discussion  and  Analysis


Dear  Shareholders:

Last year was a tough year in markets throughout the world, but the International Series closed the year down only 3.03%, a much smaller loss than experienced by its benchmarks, the S&P 500 Index and the All Country World ex US Index. In addition, we feel that the one of the main issues that led to the Series' negative return, the valuation of the euro, will be a positive factor going forward.

Over 90% of the Series' portfolio is invested in Western European companies, and these securities are denominated in the euro. The euro was weak relative to the U.S. dollar in 2000, but this was more a reflection of the strength of the dollar than it was of the weakness of the euro itself. As the U.S. economy has been growing at high levels in recent years, and the European economies have been growing more moderately, the dollar has appreciated relative to the euro. In addition, the difference between interest rates in the U.S. and those in Europe have favored the dollar, and this has contributed to the relative weakness of the euro. Because most of the Series' investments are denominated in the euro, and because we have not hedged the currency, the decline in the euro relative to the dollar meant that the value of the holdings fell when converted to dollars.

We expect the euro to strengthen going forward. Many positive changes are being made both by European governments and by individual companies that should lead to strength both in the markets and in the currency. As economies in Europe grow, especially relative to the U.S. economy, the attractiveness of the euro will rise. Furthermore, the interest rate differential is expected to move in favor of the euro, and that will help reduce the gap in the relative valuation of the euro and the dollar. Another factor that we believe will benefit the euro is investor sentiment. It is currently very negative, but this tends to be a self-correcting mechanism that leads to higher valuations.

There are other reasons to be bullish on Western Europe besides the outlook for the strengthening euro. Business regulations have been liberalized, and companies are now freer to run their businesses as they see fit. Many companies have restructured, and they have been adopting more of the American-style model that focuses on shareholder value. Similarly, labor reforms over the last five or so years are now bearing fruit, with unemployment down and only moderate wage increases. Our analysis shows that profit margins in many European companies are widening, and the increased profits should support higher stock prices.

The Series also has a small allocation to stocks of Eastern European countries. After some weakness mid-year, they ended the year strong. These countries are considered emerging markets, and like other higher-risk investments they had been negatively affected by concerns about slowing U.S. growth, which could reduce demand worldwide. While we also feel that U.S. growth will slow, we expect global growth to remain respectable, so we believe the declines to be an overreaction by the markets. Although these stocks are likely to be volatile for the short-term, our longer-term expectation remains intact. To be specific, we believe they offer strong growth potential as they move toward membership in the European Union, which should cause a convergence of their interest rates, monetary policy, and other economic factors with those of Western Europe. We plan to take advantage of volatility in these markets to add to holdings when prices are low and sell holdings when prices rise.

Management  Discussion  and  Analysis


To explain performance of the Series relative to the benchmarks, we need to look at the holdings of the benchmarks as well as those of the Series. One of the reasons that the Series outperformed its benchmarks in 2000 was its concentration in European countries, which performed better than many other regions. Many stocks in the U.S. were down last year as investors became concerned about slowing growth, and as they began to look more toward fundamental issues rather than momentum investing. This weakness was reflected in the return of the S&P 500 Total Return Index. The Morgan Stanley Capital International All Country World ex U.S. Index, the other benchmark, includes significant weightings in Japanese stocks and emerging markets stocks. These areas, which make up approximately one-third of the index, were among the worst performers for the year. The Series did not hold any Japanese securities, and, although the Eastern European holdings are considered emerging market investments, they performed better than many other emerging market regions, such as Asia.

The International Series is managed on a top-down basis, which means that we focus on economic trends in various countries and regions and seek to invest in areas that we expect to earn strong returns. As part of our management of the Series, we continually review prospects for the regions in which we are invested, and as we've discussed above, we remain optimistic on the outlook for Europe. We also review the prospects for other regions, seeking to identify attractive additions for the portfolio. While the regional composition of the portfolio has not changed since the addition of Polish securities last January, we will invest in new regions, or sell some of our current holdings, as our research indicates.

We  wish  you  and  yours  a  healthy  and  prosperous  2001.

Sincerely,

Exeter  Asset  Management


[graphic]
[pie  chart]

Portfolio  Allocation  by  Country*  -  As  of  12/31/00

France  -  36.4%
Germany  -  27.2%
Czech  Republic  -  2.1%
Italy  -  18.7%
Hungary  -  3.3%
Spain  -  9.1%
Poland  -  3.2%

*As  a  percentage  of  common  stocks.

Performance  Update  as  of  December  31,  2000


Exeter  Fund,  Inc.
International  Series


                                   Total  Return
Through       Growth  of  $10,000                 Average
12/31/00      Investment           Cumulative     Annual

One Year         $9,697              -3.03%        -3.03%
Five Year       $23,871             138.71%        18.98%
Inception 1     $28,403             184.03%        13.31%



S&P  500  Total  Return  Index


                                   Total  Return
Through       Growth  of  $10,000                 Average
12/31/00      Investment           Cumulative     Annual

One Year         $9,090              -9.10%        -9.10%
Five Year       $23,193             131.93%        18.31%
Inception 1     $37,845             278.45%        17.27%



Morgan  Stanley  Capital  International
All  Country  World  ex  U.S.  Index


                                   Total  Return
Through       Growth  of  $10,000                 Average
12/31/00      Investment           Cumulative     Annual

One Year         $8,497             -15.03%        -15.03%
Five Year       $13,858              38.58%          6.74%
Inception 1     $20,767             107.67%          9.14%


The value of a $10,000 investment in the Exeter Fund, Inc. - International Series from its inception (8/27/92) to present (12/31/00) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Morgan Stanley Capital International All Country World ex U.S. Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:





             Exeter Fund, Inc.    S&P 500 Total  Morgan Stanley All Country
Date        International Series  Return Index      World ex U.S. Index
08/27/1992                10,000         10,000                      10,000
12/31/1992                10,598         10,643                       9,510
12/31/1993                13,359         11,709                      12,892
12/31/1994                11,425         11,868                      13,808
12/31/1995                11,898         16,312                      14,985
12/31/1996                14,557         20,052                      15,981
12/31/1997                18,589         26,959                      16,254
12/31/1998                22,983         34,398                      18,544
12/31/1999                29,289         41,634                      24,441
12/31/2000                28,403         37,845                      20,767



1 Performance numbers for the Series and Indices are calculated from August 27, 1992, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Morgan Stanley Capital International All Country World ex U.S. Index is a market capitalization weighted measure of the total return of 1,801 companies listed on the stock exchanges of 47 countries. The Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2000







                                                      Value
                                          Shares     (Note 2)
----------------------------------------------------------------

COMMON STOCK - 96.90%
CZECH REPUBLIC - 2.00%

BANKING - 0.25%
Ceska Sporitelna a.s.*. . . . . . . . .     48,660  $  303,135
                                                    -----------

BROADCAST SERVICES - 0.53%
Ceske Radiokomunikace a.s.* . . . . . .     18,300     627,403
                                                    -----------

TELECOMMUNICATIONS - 0.71%
Cesky Telecom a.s.* . . . . . . . . . .     62,790     846,400
                                                    -----------

UTILITIES-GAS AND ELECTRIC - 0.51%
Ceske Energeticke Zavody a.s. (CEZ)*. .    227,220     610,525
                                                    -----------

TOTAL CZECH SECURITIES
   (Identified Cost $2,276,234) . . . .              2,387,463
                                                     ---------

FRANCE - 35.28%

AEROSPACE & MILITARY TECHNOLOGY - 0.58%
Thales SA . . . . . . . . . . . . . . .     14,389     689,639
                                                    -----------

AUTOMOBILES - 0.79%
PSA Peugeot Citroen . . . . . . . . . .      4,145     942,917
                                                    -----------

BANKING - 3.09%
BNP Paribas SA. . . . . . . . . . . . .     23,347   2,049,453
Societe Generale. . . . . . . . . . . .     26,312   1,635,337
                                                     ---------
                                                     3,684,790
                                                     ---------

BEVERAGE & TOBACCO - 1.80%
LVMH (Louis Vuitton Moet Hennessy). . .     32,320   2,139,222
                                                    -----------

BUILDING MATERIALS & COMPONENTS - 0.52%
Lafarge SA. . . . . . . . . . . . . . .      7,327     614,289
                                                    -----------

BUSINESS & PUBLIC SERVICES - 1.58%
Vivendi Universal SA. . . . . . . . . .     28,650   1,885,550
                                                    -----------

CHEMICALS - 3.10%
L'Air Liquide SA. . . . . . . . . . . .      9,906   1,477,806
Aventis S.A.. . . . . . . . . . . . . .     25,300   2,220,892
                                                     ---------
                                                     3,698,698
                                                     --------

ELECTRICAL & ELECTRONICS-3.82%
Alcatel SA. . . . . . . . . . . . . . .     80,100   4,549,705
                                                    -----------

ENERGY SOURCES-3.98%
Total Fina Elf S.A. . . . . . . . . . .     31,853   4,736,973
                                                    -----------

FOOD & HOUSEHOLD PRODUCTS - 1.44%
Groupe Danone . . . . . . . . . . . . .     11,412   1,720,690
                                                    -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                   VALUE
                                       SHARES     (NOTE 2)
------------------------------------------------------------

FRANCE (continued)
HEALTH & PERSONAL CARE - 5.53%
Sanofi-Synthelabo SA. . . . . . . .      46,668  $3,110,806
L'Oreal SA. . . . . . . . . . . . .      40,630   3,482,675
                                                 ----------
                                                  6,593,481
                                                 ----------
INDUSTRIAL COMPONENTS - 0.26%
Michelin-B. . . . . . . . . . . . .       8,413     304,488
                                                 -----------

LEISURE & TOURISM - 0.47%
Accor SA. . . . . . . . . . . . . .      13,295     561,689
                                                 -----------

MACHINERY & ENGINEERING - 0.42%
Schneider Electric SA . . . . . . .       6,795     495,685
                                                 -----------

MERCHANDISING - 3.22%
Carrefour SA. . . . . . . . . . . .      51,776   3,251,996
Casino Guichard-Perrachon SA. . . .       5,825     587,348
                                                 ----------
                                                  3,839,344
                                                 ----------

MULTI-INDUSTRY - 4.68%
Axa . . . . . . . . . . . . . . . .      27,573   3,986,576
Suez Lyonnaise des Eaux SA. . . . .       8,668   1,582,828
                                                 ----------
                                                  5,569,404
                                                 ----------

TOTAL FRENCH SECURITIES
   (Identified Cost $16,199,026). .              42,026,564
                                                 ----------


GERMANY - 26.35%

AIRLINES - 0.51%
Deutsche Lufthansa AG . . . . . . .      23,700     600,546
                                                 -----------

BANKING - 4.17%
Bayerische Hypo-und Vereinsbank AG.      49,730   2,791,997
Dresdner Bank AG. . . . . . . . . .      50,000   2,173,433
                                                 ----------
                                                  4,965,430
                                                 ----------

BUSINESS & PUBLIC SERVICES - 2.00%
SAP AG. . . . . . . . . . . . . . .      20,550   2,388,514
                                                 -----------

CHEMICALS - 3.70%
Bayer AG. . . . . . . . . . . . . .      83,750   4,411,061
                                                 -----------

ELECTRICAL & ELECTRONICS - 4.08%
Siemens AG. . . . . . . . . . . . .      37,150   4,856,790
                                                 -----------

INSURANCE - 5.09%
Allianz AG. . . . . . . . . . . . .      16,120   6,064,287
                                                 -----------

MACHINERY & ENGINEERING - 0.31%
MAN AG. . . . . . . . . . . . . . .      14,520     368,066
                                                 -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                      VALUE
                                          SHARE      (NOTE 2)
---------------------------------------------------------------

GERMANY (continued)
MATERIALS & COMMODITIES - 0.52%
Degussa-Huels AG . . . . . . . . . . .      17,900  $  621,799
                                                    -----------

TELECOMMUNICATIONS - 1.77%
Deutsche Telekom AG. . . . . . . . . .      70,000   2,109,592
                                                    -----------

UTILITIES - GAS & ELECTRIC - 4.20%
RWE AG . . . . . . . . . . . . . . . .      37,905   1,681,488
E.On AG. . . . . . . . . . . . . . . .      54,537   3,317,887
                                                    ----------
                                                     4,999,375
                                                    ----------

TOTAL GERMAN SECURITIES
   (Identified Cost $15,591,095) . . .              31,385,460
                                                    ----------

HUNGARY -  3.20%

BANKING - 0.63%
OTP Bank Rt. . . . . . . . . . . . . .      13,300     746,635
                                                    -----------

CHEMICALS - 0.14%
BorsodChem Rt. . . . . . . . . . . . .       7,110     169,981
                                                    -----------

ENERGY SOURCES - 0.74%
MOL Magyar Olaj-es Gazipari Rt.. . . .      52,300     883,584
                                                    -----------

FOOD & HOUSEHOLD PRODUCTS - 0.12%
Pick Szeged Rt.. . . . . . . . . . . .       5,529     141,681
                                                    -----------

HEALTH & PERSONAL CARE - 0.81%
EGIS Rt. . . . . . . . . . . . . . . .       6,857     258,649
Gedeon Richter Rt. . . . . . . . . . .      11,900     702,603
                                                     ----------
                                                       961,252
                                                     ----------
TELECOMMUNICATIONS - 0.76%
Magyar Tavkozlesi Rt.. . . . . . . . .     218,900     909,434
                                                    -----------

TOTAL HUNGARIAN SECURITIES
   (Identified Cost $4,597,592). . . .               3,812,567
                                                    ----------

ITALY - 18.15%

ADVERTISING - 0.03%
Seat Pagine Gialle S.p.A.. . . . . . .      16,488      36,764
                                                    -----------

BUILDING MATERIAL & COMPONENTS - 0.30%
Italcementi S.p.A. . . . . . . . . . .      43,264     361,909
                                                    -----------

ENERGY SOURCES - 4.05%
Edison S.p.A.. . . . . . . . . . . . .      50,000     558,615
ENI S.p.A. . . . . . . . . . . . . . .     668,440   4,267,433
                                                    ----------
                                                     4,826,048
                                                    ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                         VALUE
                                             SHARES     (NOTE 2)
------------------------------------------------------------------

ITALY (continued)
FINANCIAL SERVICES - 4.55%
Banca Intesa S.p.A. warrants, 11/15/2002.      73,260  $   66,029
Banca Intesa S.p.A. . . . . . . . . . . .     580,021   2,788,104
Unicredito Italiano S.p.A.. . . . . . . .     489,000   2,557,169
                                                       ----------
                                                        5,411,302
                                                       ----------

INSURANCE - 2.86%
Assicurazioni Generali S.p.A. . . . . . .      85,804   3,407,558
                                                       -----------

MULTI-INDUSTRY - 0.48%
Pirelli S.p.A.. . . . . . . . . . . . . .     160,000     569,318
                                                       -----------

TELECOMMUNICATIONS - 5.88%
Telecom Italia S.p.A. . . . . . . . . . .     294,445   3,256,453
Telecom Italia Mobile S.p.A.. . . . . . .     470,000   3,750,698
                                                       ----------
                                                        7,007,151
                                                       ----------

TOTAL ITALIAN SECURITIES
   (Identified Cost $9,882,484) . . . . .              21,620,050
                                                       ----------

POLAND - 3.07%

BANKING - 0.92%
Bank Polska Kasa Opieki  S.A.*. . . . . .      58,560     887,014
Wielkopolski Bank Kredytowy S.A.. . . . .      32,000     212,170
                                                       ----------
                                                        1,099,184
                                                       ----------

BEVERAGE & TOBACCO - 0.11%
Browary Zywiec S.A. . . . . . . . . . . .       2,726     137,205
                                                       -----------

ENERGY SOURCES - 0.71%
Polski Koncern Naftowy Orlen S.A. . . . .     156,400     851,533
                                                       -----------

LEISURE & TOURISM - 0.15%
Orbis S.A.* . . . . . . . . . . . . . . .      28,000     175,485
                                                       -----------

MINING - 0.62%
KGHM Polska Miedz S.A.. . . . . . . . . .     118,000     736,689
                                                       -----------

SOFTWARE DEVELOPMENT - 0.11%
Prokom Software S.A.. . . . . . . . . . .       3,000     126,314
                                                       -----------

TELECOMMUNICATIONS - 0.45%
Telekomunikacja Polska S.A. . . . . . . .      80,000     534,295
                                                       -----------

TOTAL POLISH SECURITIES
   (Identified Cost $3,877,051) . . . . .               3,660,705
                                                       ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                             VALUE
                                                SHARES      (NOTE 2)
----------------------------------------------------------------------

SPAIN - 8.85%
BEVERAGE & TOBACCO - 0.27%
Altadis, S.A.*. . . . . . . . . . . . . . .        21,330  $  326,418
                                                           -----------

CONSTRUCTION & HOUSING - 0.46%
Fomento de Construcciones y Contratas S.A..        18,216     345,462
Grupo Dragados, S.A.. . . . . . . . . . . .        17,982     195,836
                                                           -----------
                                                              541,298
                                                           -----------

FINANCIAL SERVICES  - 3.46%
Banco Bilbao Vizcaya Argentaria, S.A. . . .       144,610   2,151,904
Banco Santander Central Hispano S.A.. . . .       183,854   1,967,765
                                                          -----------
                                                            4,119,669
                                                          -----------

METAL - STEEL - 0.15%
Acerinox, S.A.. . . . . . . . . . . . . . .         5,855     178,651
                                                           -----------

MULTI-INDUSTRY - 0.25%
Autopistas, Concesionaria Espanola S.A. . .        34,571     302,174
                                                           -----------

TELECOMMUNICATIONS - 1.75%
Telefonica, S.A.. . . . . . . . . . . . . .       126,215   2,085,542
                                                           -----------

UTILITIES - GAS & ELECTRIC - 2.51%
Empresa Nacional de Electricidad S.A. . . .        70,100   1,194,511
Gas Natural SDG, S.A. . . . . . . . . . . .        29,966     545,790
Iberdrola S.A.. . . . . . . . . . . . . . .        61,224     767,359
Union Electrica Fenosa, S.A.. . . . . . . .        26,063     478,372
                                                           ----------
                                                            2,986,032
                                                           ----------

TOTAL SPANISH SECURITIES
   (Identified Cost $4,004,574) . . . . . .                10,539,784
                                                           ----------

TOTAL COMMON STOCK
   (Identified Cost $56,428,056). . . . . .               115,432,593
                                                         -------------

SHORT-TERM INVESTMENTS - 2.70%
Dreyfus Treasury Cash Management Fund
   (Identified Cost $3,219,988) . . . . . .     3,219,988   3,219,988
                                                           -----------

TOTAL INVESTMENTS - 99.60%
   (Identified Cost $59,648,044). . . . . .               118,652,581

OTHER ASSETS, LESS LIABILITIES - 0.40%. . .                   479,303
                                                         ------------

NET ASSETS - 100% . . . . . . . . . . . . .              $119,131,884
                                                         ============




*  Non-income  producing  security

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






FEDERAL TAX INFORMATION:
At December 31, 2000, the net unrealized appreciation based on identified cost for federal income tax purposes of $59,648,044 was as follows:

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . .  $60,364,104

Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . .   (1,359,567)
                                                                           ------------

UNREALIZED APPRECIATION - NET . . . . . . . . . . . . . . . . . . . . . .  $59,004,537
                                                                           ============





For its fiscal year ended December 31, 2000, the total amount of income received by the Series from sources within foreign countries and possessions of the United States was $1,886,036. The total amount of taxes paid by the Series to such countries was $297,393.






INDUSTRY CONCENTRATION (AS A PERCENT OF NET ASSETS)     Percent
                                                     of Net Assets
                                                     --------------
Advertising . . . . . . . . . . . . . . . . . . . .           0.03%
Aerospace & Military Technology . . . . . . . . . .           0.58%
Airlines. . . . . . . . . . . . . . . . . . . . . .           0.51%
Automobiles . . . . . . . . . . . . . . . . . . . .           0.79%
Banking . . . . . . . . . . . . . . . . . . . . . .           9.06%
Beverage & Tobacco. . . . . . . . . . . . . . . . .           2.18%
Broadcast Services. . . . . . . . . . . . . . . . .           0.53%
Building Materials & Components . . . . . . . . . .           0.82%
Business & Public Services. . . . . . . . . . . . .           3.59%
Chemicals . . . . . . . . . . . . . . . . . . . . .           6.95%
Construction & Housing. . . . . . . . . . . . . . .           0.45%
Electrical & Electronics. . . . . . . . . . . . . .           7.90%
Energy Sources. . . . . . . . . . . . . . . . . . .           9.48%
Financial Services. . . . . . . . . . . . . . . . .           8.00%
Food & Household Products . . . . . . . . . . . . .           1.56%
Health & Personal Care. . . . . . . . . . . . . . .           6.34%
Industrial Components . . . . . . . . . . . . . . .           0.26%
Insurance . . . . . . . . . . . . . . . . . . . . .           7.95%
Leisure & Tourism . . . . . . . . . . . . . . . . .           0.62%
Machinery & Engineering . . . . . . . . . . . . . .           0.73%
Materials & Commodities . . . . . . . . . . . . . .           0.52%
Merchandising . . . . . . . . . . . . . . . . . . .           3.22%
Metals-Steel. . . . . . . . . . . . . . . . . . . .           0.15%
Mining. . . . . . . . . . . . . . . . . . . . . . .           0.62%
Multi-Industry. . . . . . . . . . . . . . . . . . .           5.41%
Software Development. . . . . . . . . . . . . . . .           0.11%
Telecommunications. . . . . . . . . . . . . . . . .          11.32%
Utilities - Gas & Electric. . . . . . . . . . . . .           7.22%
                                                     --------------
TOTAL COMMON STOCK. . . . . . . . . . . . . . . . .          96.90%
                                                     ==============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities







December 31, 2000


ASSETS:
Investments, at value (identified cost $59,648,044)(Note 2). .  $118,652,581
Foreign currency, at value (cost $11,602). . . . . . . . . . .        12,118
Receivable for fund shares sold. . . . . . . . . . . . . . . .       429,837
Foreign tax reclaims receivable. . . . . . . . . . . . . . . .       343,375
Dividends receivable . . . . . . . . . . . . . . . . . . . . .        15,051
                                                                -------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   119,452,962
                                                                -------------

LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . . . .        94,307
Accrued directors' fees (Note 3) . . . . . . . . . . . . . . .         3,339
Accrued fund accounting fees (Note 3). . . . . . . . . . . . .         2,749
Payable for fund shares repurchased. . . . . . . . . . . . . .       167,766
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .        18,973
Custodian fee payable. . . . . . . . . . . . . . . . . . . . .         8,841
Other payables and accrued expenses. . . . . . . . . . . . . .        25,103
                                                                -------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .       321,078
                                                                -------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $119,131,884
                                                                =============


NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $    114,548
Additional paid-in-capital . . . . . . . . . . . . . . . . . .    60,052,643
Accumulated distributions in excess of net investment income .       (32,596)
Net unrealized appreciation on investments, foreign currency,
      and other assets and liabilities . . . . . . . . . . . .    58,997,289
                                                                -------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $119,131,884
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($119,131,884/11,454,757 shares) . . . . . . . . . . . . . . .  $      10.40
                                                                =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations






For the Year Ended December 31, 2000


INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $297,393). . . . .  $  1,784,205
Interest . . . . . . . . . . . . . . . . . . . . . . . . .        89,246
                                                            -------------

Total Investment Income. . . . . . . . . . . . . . . . . .     1,873,451
                                                            -------------

EXPENSES:

Management fee (Note 3). . . . . . . . . . . . . . . . . .     1,275,276
Directors' fees (Note 3) . . . . . . . . . . . . . . . . .         6,701
Fund accounting fees (Note 3). . . . . . . . . . . . . . .        38,819
Custodian fee. . . . . . . . . . . . . . . . . . . . . . .       125,000
Audit fee. . . . . . . . . . . . . . . . . . . . . . . . .        31,001
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . .        43,650
                                                            -------------

Total Expenses . . . . . . . . . . . . . . . . . . . . . .     1,520,447
                                                            -------------

NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . .       353,004
                                                            -------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on -
    Investments. . . . . . . . . . . . . . . . . . . . . .    24,784,930
    Foreign currency and other assets and liabilities. . .      (152,926)
                                                            -------------
                                                              24,632,004
                                                            -------------

Net change in unrealized appreciation (depreciation) on -
   Investments . . . . . . . . . . . . . . . . . . . . . .   (29,972,537)
   Foreign currency and other assets and liabilities . . .        46,953
                                                            -------------
                                                             (29,925,584)
                                                            -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS. . . . . . . . . . . . . . . . . . . . .    (5,293,580)
                                                            -------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS . . . . . . . . . . . . . . . . . . . .  $ (4,940,576)
                                                            =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets






                                                       FOR THE        FOR THE
                                                     YEAR ENDED     YEAR ENDED
                                                      12/31/00       12/31/99
                                                    -------------  -------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income. . . . . . . . . . . . . . .  $    353,004   $    950,635
Net realized gain on investments . . . . . . . . .    24,632,004     42,276,518
Net change in unrealized appreciation
   (depreciation) on investments . . . . . . . . .   (29,925,584)      (710,725)
                                                    -------------  -------------

Net increase (decrease) from operations. . . . . .    (4,940,576)    42,516,428
                                                    -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS
    (NOTE 2):

From net investment income . . . . . . . . . . . .      (222,971)    (1,003,470)
From net realized gain on investments. . . . . . .   (49,456,150)   (17,865,661)
In excess of net realized gain on investments. . .      (152,926)            --
                                                    -------------  -------------
Total distributions to shareholders. . . . . . . .   (49,832,047)   (18,869,131)
                                                    -------------  -------------

CAPITAL STOCK ISSUED AND
 REPURCHASED:

Net increase (decrease) from capital share
   transactions (Note 5) . . . . . . . . . . . . .    13,234,373    (62,235,987)
                                                    -------------  -------------

Net decrease in net assets . . . . . . . . . . . .   (41,538,250)   (38,588,690)

NET ASSETS:

Beginning of year. . . . . . . . . . . . . . . . .   160,670,134    199,258,824
                                                    -------------  -------------

END OF YEAR (including accumulated distributions
   in excess of net investment income of $(32,596)
   and $(9,701),  respectively). . . . . . . . . .  $119,131,884   $160,670,134
                                                    =============  =============


The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights







                                                                         FOR THE YEARS ENDED
                                                12/31/00          12/31/99    12/31/98    12/31/97    12/31/96
                                          ---------------------  ----------  ----------  ----------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF  YEAR. .  $              17.43   $   15.57   $   13.08   $   11.54   $    9.57
                                          ---------------------  ----------  ----------  ----------  ----------


Income from investment operations:
   Net investment income . . . . . . . .                  0.04        0.11        0.10        0.16        0.15
   Net realized and unrealized gain
      (loss) on investments. . . . . . .                 (0.83)       4.03        2.95        2.99        1.98
                                          ---------------------  ----------  ----------  ----------  ----------

Total from investment operations . . . .                 (0.79)       4.14        3.05        3.15        2.13
                                          ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income. . . . . .                 (0.03)      (0.12)      (0.11)      (0.15)      (0.14)
   From net realized gain on
       investments . . . . . . . . . . .                 (6.19)      (2.16)      (0.45)      (1.46)      (0.02)
   In excess of net realized gain
       on investments. . . . . . . . . .                 (0.02)         --          --          --          --
                                          ---------------------  ----------  ----------  ----------  ----------

Total distributions to shareholders. . .                 (6.24)      (2.28)      (0.56)      (1.61)      (0.16)
                                          ---------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF PERIOD. . . . .  $              10.40   $   17.43   $   15.57   $   13.08   $   11.54
                                          =====================  ==========  ==========  ==========  ==========

Total return1. . . . . . . . . . . . . .                (3.03)%      27.44%      23.63%      27.70%      22.35%

Ratios to average net assets/
    Supplemental Data:
    Expenses . . . . . . . . . . . . . .                  1.19%       1.12%       1.12%       1.08%       1.12%
    Net investment income. . . . . . . .                  0.28%       0.52%       0.59%       1.18%       1.46%

Portfolio turnover . . . . . . . . . . .                     3%          4%          0%         10%          2%

NET ASSETS - END OF YEAR
 (000'S OMITTED) . . . . . . . . . . . .  $            119,132   $ 160,670   $ 199,259   $ 199,256   $ 149,331
                                          =====================  ==========  ==========  ==========  ==========



1     Represents  aggregate  total  return for the period indicated, and assumes reinvestment  of  distributions.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements


1.     ORGANIZATION

International Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

Shares of the Series are offered to investors, clients, and employees of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2000, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as International Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Board of Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made at least annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including "Post-October Losses", and foreign currency gains and losses. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

For the year ended December 31, 2000, the Series distributed $43,873,265 of long-term capital gains.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Series and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not stated separately in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.


OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor

Notes  to  Financial  Statements
performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000, the Advisor became the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.


4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $3,999,401 and $37,613,844, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  International  Series  were:






                       For the Year                  For the Year
                      Ended 12/31/00                Ended 12/31/99
                     ---------------               ----------------

                 Shares            Amount         Shares        Amount
             ---------------  ----------------  -----------  -------------
Sold. . . .         797,953   $    12,828,486      308,298   $  4,986,379
Reinvested.       4,420,495        49,342,115    1,125,654     18,599,414
Repurchased      (2,981,052)      (48,936,228)  (5,011,453)   (85,821,780)
             ---------------  ----------------  -----------  -------------
Total . . .       2,237,396   $    13,234,373   (3,577,501)  $(62,235,987)
             ===============  ================  ===========  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To  the Board of Directors and Shareholders of Exeter Fund, Inc. - International
Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.:
International Series (the "Series") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for the two years then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  9,  2001

Exeter  Fund,  Inc.
Annual  Report
December  31,  2000
Small  Cap  Series

Management  Discussion  and  Analysis


Dear  Shareholders:

In recent shareholder reports, we have discussed two trends that have worked against the Small Cap Series over the last few years: the relative performance of large stocks vs. small stocks, and the relative performance of growth stocks vs. value stocks. The growth vs. value trend turned in our favor in 2000. There were also some indications that the small vs. large trend is turning. As a result the Small Cap Series outperformed both the S&P 500 Total Return Index and the Russell 2000 Index for the year.

In the late 1990's, large growth-oriented stocks dominated stock market performance, and investors largely ignored other categories of stocks. Valuations in the small cap sector were very attractive, but investors were not looking at valuations as part of their investment decisions. Rather, a small group of large companies and the technology sector drew all the attention and the investor dollars. This lack of investor interest created an opportunity for us to upgrade the portfolio during this time by purchasing the stocks of some very attractive companies at low prices.

In 2000, the tide turned. Investors grew concerned about the ability of the growth stocks to maintain their momentum, particularly as increasing numbers of these companies warned that they were not going to meet analysts' earnings expectations. When investors get nervous, they head for the door, and prices of these large growth stocks tumbled, as was evident by the -9.10% return of the S&P 500 Total Return Index last year.

We do not want to give the impression that we are pure value managers. A pure value manager looks only at valuation measures relative to other stocks in the market. Our investment strategy looks at more than just valuation measures. We look for companies that fit one of three primary strategies, all of which focus on the future potential for the company as well as its valuation. Specific areas that contributed to the Series' return in 2000 included oil-related stocks, defense stocks, and healthcare stocks.

We sold several defense stocks late in the year as they had reached our target sale prices. We invested in this sector in March of 2000 because we expected the prospects of increased defense spending to lead to higher stock prices. Defense spending had been at relatively low levels for several years. Increased attention on the questions of military readiness and vulnerability to attack has led to building political sentiment toward increased defense spending. Prices of our defense stocks rose as anticipated, and we sold two of these stocks at nice gains. A third holding has appreciated significantly from its purchase price and will be sold when it reaches our targeted sale price.

A third sector in which the Series experienced strong performance was healthcare. Biotechnology and pharmaceutical stocks, which compose a meaningful portion of the Series' holdings within the healthcare industry, experienced substantial stock price appreciation. The primary drivers of this performance were positive pipeline developments and strong sales trends for marketed products. In addition, the entire healthcare sector benefited from a rotation into defensive issues as investors began to fear an economic slowdown.

The Series has a small allocation to technology stocks, which declined sharply in 2000. The Russell 2000 Index has a large weighting in technology stocks, and this was a large factor in its negative return for the year. Our underweighting relative to the index, along with the resurgence of value investing and strong performance in individual portfolio holdings, helped us to outperform the index.

Management  Discussion  and  Analysis


We are very pleased that the environment began to turn in favor of our investment approach last year. Going forward, investors should understand that small cap stocks are an aggressive asset class, and therefore they can be expected to be volatile. We will continue to use our time-tested investment strategies and to take a long-term outlook when investing for the Series.

We  wish  you  and  yours  a  healthy  and  prosperous  2001.

Sincerely,

Exeter  Asset  Management

[graphic]
[pie  chart]

Portfolio  Composition*  -  As  of  12/31/00

Commercial  Services  -  3.5%
Consumer  Durables  -  6.5%
Consumer  Non-Durables  -  9.1%
Consumer  Services  -  6.4%
Distribution  Services  -  0.1%
Electronic  Technology  -  4.8%
Energy  Minerals  -  8.5%
Finance  -  2.2%
Health  Services  -  1.2%
Health  Technology  -  5.6%
Industrial  Services  -  9.7%
Non-Energy  Minerals  -  4.0%
Process  Industries  -  10.3%
Producer  Manufacturing  -  6.0%
Retail  Trade  -  4.5%
Technology  Services  -  1.0%
Transportation  -  4.7%
Utilities  -  0.6%
Cash,  short-term  investments,  and  other  assets,  less  liabilities  - 11.3%

*  As  a  percentage  of  net  assets.

Performance  Update  as  of  December  31,  2000


Exeter  Fund,  Inc.-Small  Cap  Series


                                  Total  Return
Through       Growth  of  $10,000                Average
12/31/00      Investment          Cumulative     Annual

One Year        $10,943              9.43%        9.43%
Five Year       $12,830             28.30%        5.10%
Inception 1     $21,165            111.65%        9.02%



S&P  500  Total  Return  Index


                                  Total  Return
Through       Growth  of  $10,000                Average
12/31/00      Investment          Cumulative     Annual

One Year         $9,090             -9.10%        -9.10%
Five Year       $23,193            131.93%        18.31%
Inception 1     $38,139            281.39%        16.68%



Russell  2000  Index


                                  Total  Return
Through       Growth  of  $10,000                Average
12/31/00      Investment          Cumulative     Annual

One Year         $9,698             -3.02%        -3.02%
Five Year       $16,336             63.36%        10.31%
Inception 1     $27,963            179.63%        12.60%


The value of a $10,000 investment in the Exeter Fund, Inc. - Small Cap Series from its current activation (4/30/92) to present (12/31/00) as compared to the Standard & Poor's (S&P) 500 Total Return and the Russell 2000 Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:





            Exeter Fund, Inc.  S&P 500 Total
Date        Small Cap Series   Return Index   Russell 2000 Index
04/30/1992             10,000         10,000              10,000
12/31/1992             11,610         10,725              11,415
12/31/1993             13,317         11,799              13,574
12/31/1994             14,383         11,959              13,327
12/31/1995             16,497         16,437              17,117
12/31/1996             18,156         20,206              19,940
12/31/1997             20,388         26,944              24,399
12/31/1998             17,603         34,666              23,778
12/31/1999             19,341         41,958              28,833
12/31/2000             21,165         38,139              27,963



1 The Series and Index performance numbers are calculated from April 30, 1992, the Series' current activation date. The Series' performance is historical and may not be indicative of future results.

2 The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The Russell 2000 Index is an unmanaged index that consists of approximately 2000 small-capitalization stocks. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike Series returns, the Index returns do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2000






                                                                VALUE
                                                    SHARES     (NOTE 2)
-------------------------------------------------------------------------

COMMON STOCK - 88.7%
COMMERCIAL SERVICES - 3.5%
Angelica Corp.. . . . . . . . . . . . . . . . . .     11,300  $  105,937
Bell & Howell Co.*. . . . . . . . . . . . . . . .    102,200   1,686,300
Deluxe Corp.. . . . . . . . . . . . . . . . . . .     10,800     272,916
Ennis Business Forms, Inc.. . . . . . . . . . . .     13,000      95,875
Franklin Covey Co.* . . . . . . . . . . . . . . .     18,900     141,750
John H. Harland Co. . . . . . . . . . . . . . . .     16,500     233,063
META Group, Inc.* . . . . . . . . . . . . . . . .      6,350      41,275
Spherion Corp.* . . . . . . . . . . . . . . . . .      9,200     104,075
The Standard Register Co. . . . . . . . . . . . .      3,900      55,575
Valassis Communications, Inc.*. . . . . . . . . .      8,700     274,594
Value Line, Inc.. . . . . . . . . . . . . . . . .      6,300     217,744
Wallace Computer Services, Inc. . . . . . . . . .      5,200      88,400
                                                               ---------
                                                               3,317,504
                                                               ---------

CONSUMER DURABLES - 6.5%
Coachmen Industries, Inc. . . . . . . . . . . . .      7,600      79,800
La-Z-Boy, Inc.. . . . . . . . . . . . . . . . . .     14,750     232,312
Libbey, Inc.. . . . . . . . . . . . . . . . . . .     85,350   2,592,506
M.D.C. Holdings, Inc. . . . . . . . . . . . . . .      9,000     296,550
NVR, Inc.*. . . . . . . . . . . . . . . . . . . .      2,800     346,080
The Rowe Companies. . . . . . . . . . . . . . . .     22,000      57,750
Waterford Wedgwood plc. (United Kingdom) (Note 6)  1,980,000   2,307,027
Winnebago Industries, Inc.. . . . . . . . . . . .     15,000     263,438
                                                               ---------
                                                               6,175,463
                                                               ---------

CONSUMER NON-DURABLES - 9.1%
American Italian Pasta Co.* . . . . . . . . . . .      4,300     115,294
ConAgra Foods, Inc. . . . . . . . . . . . . . . .      3,828      99,528
Constellation Brands, Inc.* . . . . . . . . . . .     35,700   2,097,375
Earthgrains Co. . . . . . . . . . . . . . . . . .    116,500   2,155,250
Flowers Industries, Inc.. . . . . . . . . . . . .    120,000   1,890,000
Fresh Del Monte Produce, Inc.*. . . . . . . . . .    312,000   1,384,500
Genesee Corp. - Class B . . . . . . . . . . . . .      7,000     253,750
Nautica Enterprises, Inc.*. . . . . . . . . . . .      8,000     121,875
OshKosh B'Gosh, Inc. - Class A. . . . . . . . . .      6,000     111,000
Ralcorp Holdings, Inc.* . . . . . . . . . . . . .     12,000     196,500
Whitman Corp.*. . . . . . . . . . . . . . . . . .      3,400      55,675
Wolverine World Wide, Inc.. . . . . . . . . . . .     10,000     152,500
                                                               ---------
                                                               8,633,247
                                                               ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000







                                                                        VALUE
                                                            SHARES     (NOTE 2)
--------------------------------------------------------------------------------
CONSUMER SERVICES - 6.4%
Alliance Atlantis Communications Corp.* (Canada) (Note 6)    124,825  $1,828,319
Bob Evans Farms, Inc. . . . . . . . . . . . . . . . . . .      6,300     134,269
Citadel Communications Corp.* . . . . . . . . . . . . . .      8,400     100,800
CBRL Group, Inc.. . . . . . . . . . . . . . . . . . . . .      8,500     154,594
Hungry Minds, Inc.* . . . . . . . . . . . . . . . . . . .     27,000     172,125
Journal Register Co.* . . . . . . . . . . . . . . . . . .      2,500      40,156
Meredith Corp.. . . . . . . . . . . . . . . . . . . . . .      4,000     128,750
Papa John's International, Inc.*. . . . . . . . . . . . .      8,200     182,450
Ryan's Family Steak Houses, Inc.* . . . . . . . . . . . .     10,500      99,094
Sinclair Broadcast Group, Inc.* . . . . . . . . . . . . .    299,000   2,999,344
Spanish Broadcasting System, Inc.*. . . . . . . . . . . .     12,300      61,500
VICORP Restaurants, Inc.* . . . . . . . . . . . . . . . .      8,000     142,000
                                                                       ---------
                                                                       6,043,401
                                                                       ---------

DISTRIBUTION SERVICES - 0.1%
Avnet, Inc. . . . . . . . . . . . . . . . . . . . . . . .      4,000      86,000
                                                                      -----------

ELECTRONIC TECHNOLOGY - 4.8%
Carrier Access Corp.* . . . . . . . . . . . . . . . . . .      5,200      46,800
Checkpoint Systems, Inc.* . . . . . . . . . . . . . . . .     30,400     226,100
Cirrus Logic, Inc.* . . . . . . . . . . . . . . . . . . .     15,300     286,875
Com21, Inc.*. . . . . . . . . . . . . . . . . . . . . . .     17,800      83,437
Diebold, Inc. . . . . . . . . . . . . . . . . . . . . . .      9,700     323,738
GenCorp, Inc. . . . . . . . . . . . . . . . . . . . . . .      9,500      91,437
GenRad, Inc.* . . . . . . . . . . . . . . . . . . . . . .     30,000     300,000
Integrated Measurement Systems, Inc.* . . . . . . . . . .     13,100     103,981
Inter-Tel, Inc. . . . . . . . . . . . . . . . . . . . . .     11,900      91,481
Lam Research Corp.* . . . . . . . . . . . . . . . . . . .      8,400     121,800
Moog, Inc. Class A* . . . . . . . . . . . . . . . . . . .     52,700   1,528,300
PSC, Inc.*. . . . . . . . . . . . . . . . . . . . . . . .    234,500     175,875
Sensormatic Electronics Corp.*. . . . . . . . . . . . . .     13,700     274,856
SIPEX Corp.*. . . . . . . . . . . . . . . . . . . . . . .      1,300      31,118
Tekelec*. . . . . . . . . . . . . . . . . . . . . . . . .      5,150     154,500
United Industrial Corp. . . . . . . . . . . . . . . . . .     20,500     228,063
Veramark Technologies, Inc. . . . . . . . . . . . . . . .    437,250     273,281
Zebra Technologies Corp.* . . . . . . . . . . . . . . . .      4,800     195,825
                                                                      -----------
                                                                       4,537,467
                                                                      -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000







                                                              VALUE
                                                  SHARES     (NOTE 2)
-----------------------------------------------------------------------
ENERGY MINERALS - 8.5%
Callon Petroleum Co.* . . . . . . . . . . . . .      6,600  $  110,137
Comstock Resources, Inc.* . . . . . . . . . . .     25,000     368,750
EEX Corp.*. . . . . . . . . . . . . . . . . . .     13,500      65,813
Gulf Canada Resources, Ltd.*  (Canada) (Note 6)  1,349,175   6,830,198
Nuevo Energy Co.* . . . . . . . . . . . . . . .      6,000     103,875
Ocean Energy, Inc.. . . . . . . . . . . . . . .     12,500     217,187
Remington Oil & Gas Corp.*. . . . . . . . . . .     28,000     364,000
                                                             ---------
                                                             8,059,960
                                                             ---------

FINANCE - 2.2%
Brookline Bancorp, Inc. . . . . . . . . . . . .     15,700     180,550
First Financial Bankshares, Inc.. . . . . . . .      6,000     188,625
First Merchants Corp. . . . . . . . . . . . . .      8,200     186,038
First Niagara Financial Group, Inc. . . . . . .     17,500     189,219
First Sentinel Bancorp, Inc.. . . . . . . . . .     22,200     255,300
German American Bancorp.. . . . . . . . . . . .     11,355     139,099
Integra Bank Corp.. . . . . . . . . . . . . . .      7,140     182,516
Northern States Financial Corp. . . . . . . . .      2,000      37,750
Old Second Bancorp, Inc.. . . . . . . . . . . .      7,300     173,375
Roslyn Bancorp, Inc.. . . . . . . . . . . . . .     10,300     281,319
South Alabama Bancorporation, Inc.. . . . . . .      3,500      31,063
Umpqua Holdings Corp. . . . . . . . . . . . . .     13,016     110,636
United Security Bancorp.* . . . . . . . . . . .     15,400     173,250
                                                             ---------
                                                             2,128,740
                                                             ---------

HEALTH SERVICES - 1.2%
American Retirement Corp.*. . . . . . . . . . .     32,560      99,308
Manor Care, Inc.* . . . . . . . . . . . . . . .     18,000     371,250
Omnicare, Inc.. . . . . . . . . . . . . . . . .     19,400     419,525
Pharmacopeia, Inc.* . . . . . . . . . . . . . .     11,000     239,938
                                                             ---------
                                                             1,130,021
                                                             ---------

HEALTH TECHNOLOGY - 5.6%
Alkermes, Inc.* . . . . . . . . . . . . . . . .      6,600     207,075
Alpharma, Inc. - Class A. . . . . . . . . . . .      8,000     351,000
Cypress Bioscience, Inc.* . . . . . . . . . . .    875,050     519,561
Edwards Lifesciences Corp.* . . . . . . . . . .    145,000   2,573,750
Elan Corp plc - ADR* (Ireland) (Note 6) . . . .     13,564     634,965
Human Genome Sciences, Inc.*. . . . . . . . . .      5,340     370,129
Med-Design Corp.* . . . . . . . . . . . . . . .     38,000     603,250
                                                             ---------
                                                             5,259,730
                                                             ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000







                                                                VALUE
                                                    SHARES     (NOTE 2)
-------------------------------------------------------------------------
INDUSTRIAL SERVICES - 9.7%
Foster Wheeler Corp.. . . . . . . . . . . . . . .      6,500  $   34,125
Offshore Logistics, Inc.* . . . . . . . . . . . .      4,000      86,188
Paradigm Geophysical, Ltd.* (Israel) (Note 6) . .    312,350   1,405,575
Pride International, Inc.*. . . . . . . . . . . .     19,300     475,262
Stolt Offshore SA - ADR* (United Kingdom)(Note 6)    152,000   1,672,000
Trico Marine Services, Inc.*. . . . . . . . . . .    342,000   5,279,625
Veritas DGC, Inc.*. . . . . . . . . . . . . . . .      6,000     193,800
Washington Group International, Inc.* . . . . . .      9,200      75,325
                                                              -----------
                                                               9,221,900
                                                              -----------

NON-ENERGY MINERALS - 4.0%
AK Steel Holding Corp.. . . . . . . . . . . . . .      8,000      70,000
Kaiser Aluminum Corp.*. . . . . . . . . . . . . .     25,000      92,188
Quanex Corp.. . . . . . . . . . . . . . . . . . .      5,000     100,625
Stillwater Mining Co.*. . . . . . . . . . . . . .      7,400     291,190
Texas Industries, Inc.. . . . . . . . . . . . . .    102,700   3,081,000
Worthington Industries, Inc.. . . . . . . . . . .     14,000     112,875
                                                               ---------
                                                               3,747,878
                                                               ---------

PROCESS INDUSTRIES - 10.3%
Albany International Corp. - Class A* . . . . . .    162,877   2,188,660
Applied Extrusion Technologies, Inc.* . . . . . .    269,800     834,694
The Carbide/Graphite Group, Inc.* . . . . . . . .    230,000     460,000
PolyOne Corp. . . . . . . . . . . . . . . . . . .    249,000   1,462,875
Quaker Chemical Corp. . . . . . . . . . . . . . .      5,000      94,062
Smurfit - Stone Container Corp.*. . . . . . . . .    202,600   3,026,338
Sylvan, Inc.* . . . . . . . . . . . . . . . . . .    165,000   1,505,625
TETRA Technologies, Inc.* . . . . . . . . . . . .      4,500      69,750
W.R. Grace & Co.* . . . . . . . . . . . . . . . .     46,000     146,625
                                                               ---------
                                                               9,788,629
                                                               ---------

PRODUCER MANUFACTURING - 6.0%
Alltrista Corp.*. . . . . . . . . . . . . . . . .     22,500     303,750
Amcast Industrial Corp. . . . . . . . . . . . . .     14,000     139,125
Ampco-Pittsburgh Corp.. . . . . . . . . . . . . .      5,800      69,600
Gibraltar Steel Corp. . . . . . . . . . . . . . .      7,500     131,719
The Gorman-Rupp Co. . . . . . . . . . . . . . . .     15,000     270,000
Intermet Corp.. . . . . . . . . . . . . . . . . .    149,325     541,303
Kimball International, Inc. - Class B . . . . . .     11,000     159,500
Norddeutsche Affinerie AG (Germany) (Note 6). . .    153,000   1,838,640
Steel Technologies, Inc.. . . . . . . . . . . . .     25,000     137,500
Thermo Electron Corp.*. . . . . . . . . . . . . .      2,586      76,934
Wabash National Corp. . . . . . . . . . . . . . .     14,000     120,750



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                          VALUE
                                              SHARES     (NOTE 2)
-------------------------------------------------------------------

PRODUCER MANUFACTURING (continued)
Wabtec Corp.. . . . . . . . . . . . . . . .    124,190  $1,459,232
Woodward Governor Co. . . . . . . . . . . .      9,700     434,075
                                                         ---------
                                                         5,682,128
                                                         ---------

RETAIL TRADE - 4.5%
Borders Group, Inc.*. . . . . . . . . . . .      7,500      87,656
The Dress Barn, Inc.* . . . . . . . . . . .     15,000     435,000
Great Atlantic & Pacific Tea Company, Inc..     99,000     693,000
Hancock Fabrics, Inc. . . . . . . . . . . .    469,500   1,613,906
The Neiman Marcus Group, Inc.*. . . . . . .      7,900     280,944
Payless ShoeSource, Inc.* . . . . . . . . .      4,300     304,225
Pier 1 Imports, Inc.. . . . . . . . . . . .     23,000     237,187
Syms Corp.* . . . . . . . . . . . . . . . .    136,000     620,500
                                                         ---------
                                                         4,272,418
                                                         --------

TECHNOLOGY SERVICES - 1.0%
Autodesk, Inc.. . . . . . . . . . . . . . .      3,700      99,669
GoAmerica, Inc.*. . . . . . . . . . . . . .     14,100      75,787
National Data Corp. . . . . . . . . . . . .      7,900     289,338
Netpliance, Inc.* . . . . . . . . . . . . .     19,500      10,359
Peregrine Systems, Inc.*. . . . . . . . . .      4,162      82,200
PSINet, Inc.* . . . . . . . . . . . . . . .      9,720       6,986
Remedy Corp.* . . . . . . . . . . . . . . .      3,150      52,172
Reynolds & Reynolds Co. - Class A . . . . .      6,950     140,737
Structural Dynamics Research Corp.* . . . .      5,000      50,000
Symantec Corp.* . . . . . . . . . . . . . .      1,200      40,050
Teknowledge Corp.*. . . . . . . . . . . . .     15,800      26,662
Transaction Systems Architects, Inc.* . . .      2,800      32,375
                                                         ---------
                                                           906,335
                                                         ---------

TRANSPORTATION - 4.7%
Arkansas Best Corp.*. . . . . . . . . . . .     13,600     249,050
Consolidated Freightways Corp.* . . . . . .     25,200     105,525
Kansas City Southern Industries, Inc. . . .    350,000   3,543,750
Roadway Express, Inc. . . . . . . . . . . .     12,000     254,250
Yellow Corp.* . . . . . . . . . . . . . . .     13,100     266,708
                                                         ---------
                                                         4,419,283
                                                         ---------

UTILITIES - 0.6%
Cascade Natural Gas Corp. . . . . . . . . .      7,000     131,688
Laclede Gas Co. . . . . . . . . . . . . . .      5,000     116,875
NUI Corp. . . . . . . . . . . . . . . . . .      5,000     160,937
ONEOK, Inc. . . . . . . . . . . . . . . . .      4,000     192,750
                                                         ---------
                                                           602,250
                                                         ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000







                                                       PRINCIPAL AMOUNT/      VALUE
                                                             SHARES         (NOTE 2)
--------------------------------------------------------------------------------------
TOTAL COMMON STOCK
    (Identified Cost $95,098,448) . . . . . . . . . .                      $84,012,354
                                                                           ------------

SHORT-TERM INVESTMENTS - 11.0%
Dreyfus Treasury Cash Management Fund . . . . . . . .             993,636      993,636
Federal National Mortgage Association Discount Note,
    1/4/2001                                                   $4,500,000    4,496,800
Freddie Mac Discount Note, 1/16/2001. . . . . . . . .           2,000,000    1,994,284
U. S. Treasury Bill, 3/1/2001 . . . . . . . . . . . .           3,000,000    2,972,855
                                                                           -----------
TOTAL SHORT-TERM INVESTMENTS
       (Identified Cost $10,457,575). . . . . . . . .                       10,457,575
                                                                           -----------

TOTAL INVESTMENTS - 99.7%
   (Identified Cost $105,556,023) . . . . . . . . . .                       94,469,929

OTHER ASSETS, LESS LIABILITIES - 0.3% . . . . . . . .                          278,011
                                                                           ------------

NET ASSETS - 100% . . . . . . . . . . . . . . . . . .                      $94,747,940
                                                                           ============





*  Non-income  producing  security
ADR  -  American  Depository  Receipt





FEDERAL TAX INFORMATION:
At December 31, 2000, the net unrealized depreciation based on identified cost for federal income tax purposes of $105,556,023 was as follows:

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 13,602,966

Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (24,689,060)
                                                                                            -------------

UNREALIZED DEPRECIATION - NET. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $(11,086,094)
                                                                                            =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities






December 31, 2000


ASSETS:
Investments, at value (identified cost $105,556,023) (Note 2).  $ 94,469,929
Foreign currency, at value (cost $9,065) . . . . . . . . . . .         9,723
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           590
Receivable for fund shares sold. . . . . . . . . . . . . . . .       318,777
Receivable for securities sold . . . . . . . . . . . . . . . .       140,370
Dividends receivable . . . . . . . . . . . . . . . . . . . . .        41,190
Foreign tax reclaims receivable. . . . . . . . . . . . . . . .        16,837
                                                                -------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .    94,997,416
                                                                -------------

LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . . . .        76,069
Accrued directors' fees (Note 3) . . . . . . . . . . . . . . .         3,339
Accrued fund accounting fees (Note 3). . . . . . . . . . . . .         3,432
Payable for fund shares repurchased. . . . . . . . . . . . . .       121,423
Audit fee payable. . . . . . . . . . . . . . . . . . . . . . .        15,237
Payable for securities purchased . . . . . . . . . . . . . . .        14,000
Other payables and accrued expenses. . . . . . . . . . . . . .        15,976
                                                                -------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . . .       249,476
                                                                -------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $ 94,747,940
                                                                =============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . . .  $     89,604
Additional paid-in-capital . . . . . . . . . . . . . . . . . .   104,345,310
Undistributed net investment income. . . . . . . . . . . . . .        14,558
Accumulated net realized gain on investments . . . . . . . . .     1,384,231
Net unrealized depreciation on investments, foreign currency,
     and other assets and liabilities. . . . . . . . . . . . .   (11,085,763)
                                                                -------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . . .  $ 94,747,940
                                                                =============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE - CLASS A
   ($94,747,940/8,960,340 shares). . . . . . . . . . . . . . .  $      10.57
                                                                =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations






For the Year Ended December 31, 2000


INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $50,050). . .  $1,022,331
Interest. . . . . . . . . . . . . . . . . . . . . . .     285,127
                                                       -----------

Total Investment Income . . . . . . . . . . . . . . .   1,307,458
                                                       -----------


EXPENSES:

Management fee  (Note 3). . . . . . . . . . . . . . .     942,562
Directors' fees (Note 3). . . . . . . . . . . . . . .       6,702
Fund accounting fees (Note 3) . . . . . . . . . . . .      39,723
Custodian fee . . . . . . . . . . . . . . . . . . . .      30,000
Audit fee . . . . . . . . . . . . . . . . . . . . . .      23,752
Miscellaneous . . . . . . . . . . . . . . . . . . . .      34,421
                                                       -----------

Total Expenses. . . . . . . . . . . . . . . . . . . .   1,077,160
                                                       -----------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . .     230,298
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain (loss) on -
   Investments. . . . . . . . . . . . . . . . . . . .   8,390,734
   Foreign currency and other assets and liabilities.     (29,726)
                                                       -----------
                                                        8,361,008
                                                       -----------

Net change in unrealized depreciation on -
   Investments. . . . . . . . . . . . . . . . . . . .    (505,542)
   Foreign currency other assets and liabilities. . .       8,351
                                                       -----------
                                                         (497,191)
                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS . . . . . . . . . . . . . . . . . .   7,863,817
                                                       -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . .  $8,094,115
                                                       ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets








                                                        FOR THE YEAR      FOR THE YEAR
                                                       ENDED 12/31/00    ENDED 12/31/99
                                                      ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . .  $       230,298   $       553,125
Net realized gain on investments . . . . . . . . . .        8,361,008         1,138,637
Net change in unrealized appreciation (depreciation)
    on investments . . . . . . . . . . . . . . . . .         (497,191)        6,812,382
                                                      ----------------  ----------------

Net increase from operations . . . . . . . . . . . .        8,094,115         8,504,144
                                                      ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income . . . . . . . . . . . . .         (736,470)         (526,183)
From net realized gain on investments. . . . . . . .       (6,665,902)               --
Total distributions to shareholders. . . . . . . . .       (7,402,372)         (526,183)
                                                      ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
 transactions (Note 5) . . . . . . . . . . . . . . .        2,755,090       (16,343,026)
                                                      ----------------  ----------------

Net increase (decrease) in net assets. . . . . . . .        3,446,833        (8,365,065)

NET ASSETS:

Beginning of year. . . . . . . . . . . . . . . . . .       91,301,107        99,666,172
                                                      ----------------  ----------------

END OF YEAR (including undistributed net investment
   income of $14,559 and $550,457, respectively) . .  $    94,747,940   $    91,301,107
                                                      ================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights











                                                                               FOR THE YEARS ENDED
                                                      12/31/00          12/31/99    12/31/98    12/31/97    12/31/96
                                               ----------------------  ----------  ----------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR. . . . .  $               10.53   $    9.64   $   12.05   $   12.09   $   11.95
                                               ----------------------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income (loss) . . . . . . .                   0.03        0.07        0.05       (0.01)       0.05
   Net realized and unrealized gain (loss)
        on investments. . . . . . . . . . . .                   0.90        0.88       (1.77)       1.50        1.11
                                               ----------------------  ----------  ----------  ----------  ----------

Total from investment operations. . . . . . .                   0.93        0.95       (1.72)       1.49        1.16
                                               ----------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income . . . . . . . .                  (0.09)      (0.06)         --       (0.01)      (0.04)
   From net realized gain on investments. . .                  (0.80)         --       (0.69)      (1.52)      (0.89)
   In excess of net realized gain
         on investments . . . . . . . . . . .                     --          --          --          --       (0.09)
                                               ----------------------  ----------  ----------  ----------  ----------

Total distributions to shareholders . . . . .                  (0.89)      (0.06)      (0.69)      (1.53)      (1.02)
                                               ----------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR . . . . . . . .  $               10.57   $   10.53   $    9.64   $   12.05   $   12.09
                                               ======================  ==========  ==========  ==========  ==========


Total return1 . . . . . . . . . . . . . . . .                   9.43%       9.87%    (13.59)%      12.29%      10.06%

Ratios of expenses (to average net assets) /
    Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . .                   1.14%       1.09%       1.09%       1.07%       1.08%
    Net investment income (loss). . . . . . .                   0.24%       0.61%       0.44%     (0.12)%       0.29%
    Portfolio turnover. . . . . . . . . . . .                     56%         92%         81%         94%         31%

NET ASSETS - END OF YEAR
   (000'S OMITTED). . . . . . . . . . . . . .  $              94,748   $  91,301   $  99,666   $ 121,600   $ 100,688
                                               ======================  ==========  ==========  ==========  ==========





1Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

Small Cap Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of small companies.

The Series is authorized to issue five classes of shares (Class A, B, C, D, E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2000, 892.5 million shares have been designated in total among 17 series, of which 37.5 million have been designated as Small Cap Series Class A Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.

Notes  to  Financial  Statements

FEDERAL  INCOME  TAXES  (continued)
Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income  are made annually.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including foreign currency gains and losses. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

A total of 86% (unaudited) of the dividends distributed during the fiscal year qualify for the dividends received deduction for corporate shareholders.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The effects of the changes in foreign currency exchange rates on securities are not separately stated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.


OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of

Notes  to  Financial  Statements
all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Series.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000, the Advisor became the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. In addition, the Fund will pay the Advisor an additional annual fee of $10,000 for each additional class of a Series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.


4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $48,598,965 and $57,085,955, respectively.


5.     CAPITAL  STOCK  TRANSACTIONS
     Transactions  in  shares  of  Small  Cap  Series  Class  A  Shares  were:







                        FOR THE YEAR                   FOR THE YEAR
                       ENDED 12/31/00                 ENDED 12/31/99
                      ---------------                ----------------
                 Shares            Amount         Shares        Amount
             ---------------  ----------------  -----------  -------------
Sold. . . .       1,263,917   $    14,519,143      917,383   $  8,959,250
Reinvested.         736,597         7,338,452       51,612        521,276
Repurchased      (1,706,758)      (19,102,505)  (2,639,726)   (25,823,552)
Total . . .         293,756   $     2,755,090   (1,670,731)  $(16,343,026)
             ===============  ================  ===========  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies and the United States Government.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To  the  Board  of  Directors  and Shareholders of Exeter Fund, Inc. - Small Cap
Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund, Inc.: Small Cap Series (the "Series") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for the two years then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  9,  2001

Exeter  Fund,  Inc.
Annual  Report
December31,  2000
Ohio  Tax  Exempt  Series

Management  Discussion  and  Analysis


Dear  Shareholders:

The Exeter Fund's municipal bond series all earned solid, double-digit gains in an economic environment that seemed as changeable as the weather. After all, while trapped in the middle of an especially cold winter, remembering warm summer days is a natural outlet. For those of us in Upstate New York, such days may be six months away, but dreams of sunshine, blue skies, and warm summer breezes help each of us get through the cold. However, at one time or another, all of us have been caught in a summer storm. Whether at a picnic or on the golf course, the bright sunshine and blue skies are suddenly swept away by stiff breezes that usher in dark clouds, rain, thunder, and lightening. The swiftness with which the weather changes is a distinguishing characteristic of a summer storm.

As 2000 came to close, the U.S. economy appeared to be experiencing a similar fate. At the start of the year and throughout the summer, the rate of U.S. economic growth was exceptionally strong, unemployment and inflation were remarkably low, and consumer confidence was at record highs. The economic environment was awash with "blue skies and sunshine", but then the "winds" of change picked up.

In the fall, there was a growing consensus that the rate of economic growth was a bit too high, and that the economy would be better off if economic growth moderated. However, as the economic figures came in at the end of the year, it was obvious that the economy had more than just moderated. Monthly payroll growth had been cut in half, initial unemployment insurance claims rose by almost one-third, and company after company ratcheted down their projected earnings. Stock prices declined, businesses and investors became concerned, and consumer confidence fell.

While actual evidence of an economic slowdown did not show up until the fourth quarter of the year, the fixed income markets, acting like a barometer prior to a summer a storm, flashed warning signals earlier in the year. After a slight up-tick in April, interest rates, including those in the municipal bond market, moved lower throughout the summer anticipating slower economic growth. As the actual evidence of slowdown started to appear, interest rates moved even lower.

Over the course of the year, yields fell for bonds in every maturity range. Because bond prices move in the opposite direction from yields, these declines led all sectors of the municipal bond market to post solid positive returns, and many sectors posted strong double-digit returns. Short-term munis, those with maturities of 1 to 3 years, posted returns of 5.68% for the year. Merrill's Intermediate Municipal Bond Index was up just under 10% for the year (9.63%).

The market environment benefited the Ohio Tax Exempt Series. It was positioned longer than its benchmark, the Merrill Intermediate Index, and as a result it posted a double-digit return of 12.21%, outperforming its benchmark while maintaining a higher quality bias.

We  wish  you  and  yours  a  healthy  and  prosperous  2001.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis

[graphic]
[pie  chart]

Portfolio  Composition1  -  As  of  12/31/00

General  Obligation  Bonds  -  74.51%
Revenue  Bonds  -  25.49%

1  As  a  percentage  of  municipal  securities.

[graphic]
[pie  chart]

Quality  Ratings2  -  As  of  12/31/00

Aaa  -  90.99%
Aa  -  7.39%
A  -  1.62%

2  Using  Moody's  Ratings, as a percentage of municipal securities (unaudited).

Performance  Update  as  of  December  31,  2000


Exeter  Fund,  Inc.
Ohio  Tax  Exempt  Series


                                  Total  Return
Through       Growth  of  $10,000                Average
12/31/00      Investment          Cumulative     Annual

One Year        $11,221             12.21%        12.21%
Five Years      $12,491             24.91%         4.54%
Inception 1     $13,721             37.21%         4.70%


Merrill  Lynch  Intermediate  Municipal  Bond  Index


                                  Total  Return
Through       Growth  of  $10,000                Average
12/31/00      Investment          Cumulative     Annual

One Year        $10,964             9.64%          9.64%
Five Years      $13,129            31.29%          5.59%
Inception 1     $14,453            44.53%          5.50%


The value of a $10,000 investment in the Exeter Fund, Inc. - Ohio Tax Exempt Series from its inception (2/14/94) to present (12/31/00) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:





              Exeter Fund, Inc.               Merrill Lynch
Date        Ohio Tax Exempt Series  Intermediate Municipal Bond Index
02/14/1994                  10,000                             10,000
12/31/1994                   9,377                              9,709
12/31/1995                  10,985                             11,009
12/31/1996                  11,331                             11,520
12/31/1997                  12,228                             12,406
12/31/1998                  12,882                             13,183
12/31/1999                  12,229                             13,182
12/31/2000                  13,721                             14,453




1 The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 120 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2000






                                                                               CREDIT
                                                                               RATING*        PRINCIPAL        VALUE
                                                                             (UNAUDITED)       AMOUNT        (NOTE 2)
                                                                             -----------  -----------------  ---------

OHIO MUNICIPAL SECURITIES - 95.29%
Akron Waterworks Revenue, Revenue Bond, 5.45%, 12/1/2015. . . . . . . . . .  Aaa          $         265,000  $277,349
Allen County, G.O. Bond, 5.30%, 12/1/2007 . . . . . . . . . . . . . . . . .  Aaa                    100,000   103,607
Amherst Police & Jail Facility, G.O. Bond, 5.375%,
 12/1/2012 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Aaa                     50,000    51,665
Avon Lake, G.O. Bond, 6.00%, 12/1/2009. . . . . . . . . . . . . . . . . . .  A2                      40,000    42,060
Barberton City School District, G.O. Bond, 5.125%, 11/1/2022. . . . . . . .  Aaa                    350,000   348,337
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014. . . . . . . . . . .  Aaa                     60,000    65,260
Belmont County, G.O. Bond, 5.15%, 12/1/2010 . . . . . . . . . . . . . . . .  Aaa                    100,000   102,346
Chagrin Falls Exempt Village School District, G.O. Bond,
 5.55%, 12/1/2022 . . . .  . .  .. . . . . . . . . . . . . . . . . . . . .   Aa3                    100,000   102,846
Cincinnati City School District, G.O. Bond, 5.50%, 12/1/2004. . . . . . . .  Aaa                    135,000   140,045
Cleveland City School District, G.O. Bond, 5.875%, 12/1/2011. . . . . . . .  Aaa                    125,000   130,822
Cleveland Waterworks Ref & Impt., Revenue Bond, Series I,  5.00%, 1/1/2028.  Aaa                    265,000   257,355
Columbus, G.O. Bond, Series D, 5.50%, 9/15/2008 . . . . . . . . . . . . . .  Aaa                     50,000    52,421
Crawford County, G.O. Bond, 6.75%, 12/1/2019. . . . . . . . . . . . . . . .  Aaa                    175,000   194,758
Delaware City School District, G.O. Bond, 5.00%, 12/1/2025. . . . . . . . .  AAA 1                  300,000   292,068
Delaware City School District, Construction & Impt., G.O.
   Bond, Series B, 5.20%, 12/1/2016 . . . . . . . . . . . . . . . . . . . .  Aaa                    100,000   101,120
Erie County Revenue Ref & Impt., G.O. Bond, 4.75%, 10/1/2019. . . . . . . .  Aaa                    175,000   166,997
Franklin County, G.O. Bond, 4.95%, 12/1/2004. . . . . . . . . . . . . . . .  Aaa                     50,000    51,469
Franklin County, G.O. Bond, 5.50%, 12/1/2013. . . . . . . . . . . . . . . .  Aaa                    100,000   103,786
Genoa Area Local School District, G.O. Bond, 5.40%, 12/1/2027 . . . . . . .  Aaa                    150,000   153,048
Greene County Sewer System, Revenue Bond, 5.50%,
 12/1/2018 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Aaa                     30,000    30,633
Greene County Sewer System, Revenue Bond, 5.625%, 12/1/2025 . . . . . . . .  Aaa                    235,000   244,823
Hilliard School District, G.O. Bond, Series A, 5.00%, 12/1/2020 . . . . . .  Aaa                    225,000   221,920
Kettering City School District, G.O. Bond, 5.25%, 12/1/2022 . . . . . . . .  Aaa                     60,000    60,118
Kings Local School District, G.O. Bond, 5.50%, 12/1/2021. . . . . . . . . .  Aaa                    115,000   117,025
Lakewood City School District, G.O. Bond, 5.55%,
 12/1/2013. . . . .  . . . . .  . . . . . . . . . . . . . . . . . . . . . .  A1                     100,000   103,550








The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                                             CREDIT
                                                                             RATING*        PRINCIPAL        VALUE
                                                                           (UNAUDITED)       AMOUNT        (NOTE 2)
                                                                           -----------  -----------------  ---------

OHIO MUNICIPAL SECURITIES (continued)
Lakota Local School District, G.O. Bond, 5.75%, 12/1/2006 . . . . . . . .  Aaa          $          50,000  $ 53,321
Mansfield City School District, G.O. Bond, 5.75%, 12/1/2022 . . . . . . .  Aaa                    250,000   264,325
Marysville Exempt Village School District, G.O. Bond, 5.75%,  12/1/2023 .  Aaa                    315,000   325,014
Mentor, G.O. Bond, 5.25%, 12/1/2017 . . . . . . . . . . . . . . . . . . .  Aa3                    100,000   101,811
Mississinawa Valley Local School District, G.O. Bond, 5.75%, 12/1/2022. .  Aaa                    205,000   216,597
Montgomery County, G.O. Bond, 5.30%, 9/1/2007 . . . . . . . . . . . . . .  Aa2                     65,000    67,205
Montgomery County, Moraine-Beaver Creek Sewers, Revenue
   Bond, 5.60%, 9/1/2011. . . . . . . . . . . . . . . . . . . . . . . . .  Aaa                    100,000   103,566
North Canton City School District, G.O. Bond, 5.85%, 12/1/2007. . . . . .  Aaa                     40,000    43,163
North Olmstead, G.O. Bond, 5.00%, 12/1/2016 . . . . . . . . . . . . . . .  Aaa                    125,000   125,531
Northwood Local School District, G.O. Bond, 5.55%, 12/1/2006. . . . . . .  Aaa                     65,000    69,206
Northwood Local School District, G.O. Bond, 6.20%, 12/1/2013. . . . . . .  Aaa                     40,000    43,226
Ohio, G.O. Bond, 6.50%, 8/1/2011. . . . . . . . . . . . . . . . . . . . .  Aal                     50,000    51,213
Ohio, G.O. Bond, 5.20%, 8/1/2010. . . . . . . . . . . . . . . . . . . . .  Aa1                     50,000    52,522
Ohio State Building Authority - Adult Correctional, Revenue Bond,
  5.375%, 4/1/2013 . . . . . . . . . . . . . . . . . . . . . . . . . . . . Aa2                    225,000   237,229
Ohio Higher Education Facility, University of Dayton
   Project, Revenue Bond, 5.80%, 12/1/2019. . . . . . . . . . . . . . . .  Aaa                    100,000   104,386
Ohio State Turnpike, Revenue Bond, Series A, 5.70%,
 2/15/2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   Aaa                    125,000   135,643
Ohio State Water Development Authority Pure Water,
    Revenue  Bond, Series I, 6.00%, 12/1/2016 . . . . . . . . . . . . . .  Aaa                     40,000    44,278
Ohio State Water Development Authority, Pollution Control
   Facility, Revenue Bond, 5.25%, 12/1/2014 . . . . . . . . . . . . . . .  Aaa                    100,000   101,059
Ohio State Water Development Authority, Revenue Bond,  5.125%, 12/1/2023.  Aaa                    300,000   298,146
Ontario Local School District, G.O. Bond,  5.00%, 12/1/2023 . . . . . . .  AAA 1                  350,000   342,048
Ottawa County, G.O. Bond, 5.45%, 9/1/2006 . . . . . . . . . . . . . . . .  Aaa                     30,000    31,671
Pickerington Local School District Construction & Impt.,
   G.O. Bond, 5.375%, 12/1/2019 . . . . . . . . . . . . . . . . . . . . .  Aaa                    150,000   152,003
Pickerington Water Systems Improvements, G.O. Bond,
   5.85%, 12/1/2013 . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa                     50,000    52,954
Reynoldsburg City School District, G.O. Bond, 6.55%,
  12/1/2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa                    175,000   186,179
Rural Lorain Water Authority Ref. & Impt., Revenue Bond,
    5.30%, 10/1/2012 . . . . . . . . . . . . . . . . . . . . . . . . . .   Aaa                    110,000   112,813





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                                         CREDIT     PRINCIPAL
                                                                        RATING*      AMOUNT/      VALUE
                                                                      (UNAUDITED)     SHARES    (NOTE 2)
                                                                      ------------  ----------  ---------

OHIO MUNICIPAL SECURITIES (continued)
South-Western City School District, Franklin & Pickway
   Counties, G.O. Bond, 4.80%, 12/1/2006 . . . . . . . . . . . . . .  Aaa           $   50,000  $ 51,230
Stark County, G.O. Bond, 5.70%, 11/15/2017 . . . . . . . . . . . . .  Aaa              100,000   103,480
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017 . . . . . . . .  Aaa              185,000   200,294
Toledo, G.O. Bond, 5.95%, 12/1/2005. . . . . . . . . . . . . . . . .  Aaa              175,000   186,938
Trumbull County, G.O. Bond, 6.20%, 12/1/2014 . . . . . . . . . . . .  Aaa              100,000   107,876
Twinsburg Local School District, G.O. Bond, 5.90%, 12/1/2021 . . . .  Aaa              325,000   346,024
Upper Arlington City Schools, G.O. Bond, 5.25%, 12/1/2022. . . . . .  Aaa              255,000   256,015
Warren, G.O. Bond, 5.20%, 11/15/2013 . . . . . . . . . . . . . . . .  Aaa               50,000    52,272
Warren County Waterworks, Revenue Bond, 5.45%, 12/1/2015 . . . . . .  Aaa              140,000   143,664
Westlake Ref. & Impt., G.O. Bond, 5.50%, 12/1/2020 . . . . . . . . .  Aaa              295,000   306,883
Wood County, G.O. Bond, 5.40%, 12/1/2013 . . . . . . . . . . . . . .  Aa3               50,000    50,913
Wyoming City School District, G.O. Bond, Series B, 5.15%, 12/1/2027.  Aaa              300,000   297,396
Youngstown, G.O. Bond, 6.125%, 12/1/2014 . . . . . . . . . . . . . .  Aaa               50,000    53,804
                                                                                                ---------

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $8,587,345). . . . . . . . . . . . . . . . . . .                           8,987,326
                                                                                              ------------

SHORT-TERM INVESTMENTS - 4.26%
   Dreyfus Municipal Reserves
   (Identified Cost $401,995). . . . . . . . . . . . . . . . . . . .                 401,995     401,995

TOTAL INVESTMENTS - 99.55%
   (Identified Cost $8,989,340). . . . . . . . . . . . . . . . . . .                           9,389,321

OTHER ASSETS, LESS LIABILITIES - 0.45% . . . . . . . . . . . . . . .                              41,808
                                                                                              ------------

NET ASSETS - 100%. . . . . . . . . . . . . . . . . . . . . . . . . .                         $  9,431,129
                                                                                             ============




Key  -  G.O.  Bond  -  General  Obligation  Bond      Hos.  -  Hospital
Med.  Ctr.  -  Medical  Center               Impt.  -  Improvement
Ref.  -  Refunding

*Credit  Ratings  from  Moody's  (unaudited)
1  Credit  Ratings  from  S  &  P  (unaudited)






FEDERAL TAX INFORMATION:
At December 31, 2000 the net unrealized appreciation based on identified cost for federal income tax purposes of $8,989,340 was as follows:

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $441,378
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   (41,397)
                                                                                   ---------

UNREALIZED APPRECIATION - NET . . . . . . . . . . . . . . . . . . . . . . . . . .  $399,981
                                                                                   =========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities







December 31, 2000


ASSETS:
Investments, at value (identified cost $8,989,340)(Note 2)  $9,389,321
Interest receivable. . . . . . . . . . . . . . . . . . . .      65,537
Dividends receivable . . . . . . . . . . . . . . . . . . .       1,429
                                                            -----------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .   9,456,287
                                                            -----------


LIABILITIES:

Accrued management fee (Note 3). . . . . . . . . . . . . .       3,122
Accrued fund accounting fees (Note 3). . . . . . . . . . .       3,661
Accrued directors' fees (Note 3) . . . . . . . . . . . . .       3,308
Transfer agent fees payable (Note 3) . . . . . . . . . . .       1,725
Audit fee payable. . . . . . . . . . . . . . . . . . . . .       9,074
Other payables and accrued expenses. . . . . . . . . . . .       4,268
                                                            -----------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . .      25,158
                                                            -----------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . .  $9,431,129
                                                            ===========

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . .  $    9,169
Additional paid-in-capital . . . . . . . . . . . . . . . .   9,068,050
Undistributed net investment income. . . . . . . . . . . .      37,468
Accumulated net realized loss on investments . . . . . . .     (83,539)
Net unrealized appreciation on investments . . . . . . . .     399,981
                                                            -----------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . .  $9,431,129
                                                            ===========

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($9,431,129/916,817 shares). . . . . . . . . . . . . . . .  $    10.29
                                                            ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations






For the Year Ended December 31, 2000


INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . . . .  $446,559
Dividends . . . . . . . . . . . . . . . . . . . . . .     7,913
                                                       ---------

Total Investment Income . . . . . . . . . . . . . . .   454,472
                                                       ---------

EXPENSES:

Management fee (Note 3) . . . . . . . . . . . . . . .    41,954
Fund accounting fees (Note 3) . . . . . . . . . . . .    40,704
Directors' fees (Note 3). . . . . . . . . . . . . . .     6,701
Transfer agent fees (Note 3). . . . . . . . . . . . .     2,014
Audit fees. . . . . . . . . . . . . . . . . . . . . .     6,955
Custodian fees. . . . . . . . . . . . . . . . . . . .     3,001
Miscellaneous . . . . . . . . . . . . . . . . . . . .     5,827
                                                       ---------

Total Expenses. . . . . . . . . . . . . . . . . . . .   107,156

Less Reduction of Expenses (Note 3) . . . . . . . . .   (35,833)
                                                       ---------

Net Expenses. . . . . . . . . . . . . . . . . . . . .    71,323
                                                       ---------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . .   383,149
                                                       ---------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments. . . . . . . . . . .        26
Net change in unrealized appreciation on investments.   604,970
                                                       ---------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS. . . . . . . . . . . . . . . . . . .   604,996
                                                       ---------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . .  $988,145
                                                       =========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets







                                                        FOR THE YEAR      FOR THE YEAR
                                                       ENDED 12/31/00    ENDED 12/31/99
                                                      ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . .  $       383,149   $       426,354
Net realized gain (loss) on investments. . . . . . .               26           (17,160)
Net change in unrealized appreciation (depreciation)
    on investments . . . . . . . . . . . . . . . . .          604,970          (825,723)
                                                      ---------------- -----------------
Net increase (decrease) from operations. . . . . . .          988,145          (416,529)
                                                      ---------------- -----------------


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income . . . . . . . . . . . . .         (360,945)         (427,001)
From net realized gain on investments. . . . . . . .               --           (66,026)
                                                      ----------------  ----------------

Total distributions to shareholders. . . . . . . . .         (360,945)         (493,027)
                                                      ---------------- -----------------
CAPITAL STOCK ISSUED AND REPURCHASED:
Net increase (decrease) from capital share
  transactions (Note 5). . . . . . . . . . . . . . .        1,445,253        (4,301,054)
                                                      ---------------- -----------------
Net increase (decrease) in net assets. . . . . . . .        2,072,453        (5,210,610)

NET ASSETS:
Beginning of year. . . . . . . . . . . . . . . . . .        7,358,676        12,569,286
                                                      ---------------- -----------------
END OF YEAR (including undistributed net investment
   income of $37,468 and $15,238, respectively). . .  $     9,431,129   $     7,358,676
                                                      ================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights











                                                                             FOR THE YEARS ENDED
                                                          12/31/00          12/31/99    12/31/98    12/31/97    12/31/96
                                                    ---------------------  ----------  ----------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR . . . . . . .  $               9.56   $   10.66   $   10.53   $   10.18   $   10.31
                                                    ---------------------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income*. . . . . . . . . . .                      0.44        0.49        0.43        0.45        0.44
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . .                  0.70       (1.02)       0.13        0.34       (0.13)
                                                   ---------------------  ----------  ----------  ----------  ----------

Total from investment operations . . . . . . . . .                  1.14       (0.53)       0.56        0.79        0.31
                                                   ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income. . . . . . . . . . .                 (0.41)      (0.49)      (0.43)      (0.44)      (0.44)
   From net realized gain on investments . . . . .                    --       (0.08)         --          --        -- 2
                                                    ---------------------  ----------  ----------  ----------  ----------

Total distributions to shareholders. . . . . . . .                (0.41)      (0.57)      (0.43)      (0.44)      (0.44)
                                                    ---------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR. . . . . . . . . . . $              10.29   $    9.56   $   10.66   $   10.53   $   10.18
                                                   =====================  ==========  ==========  ==========  ==========

Total return 1 . . . . . . . . . . . . . . . . . .               12.21%     (5.07)%       5.35%       7.92%       3.16%

Ratios of expenses (to average net assets) /
   Supplemental Data:
   Expenses* . . . . . . . . . . . . . . . . . . .                0.85%       0.83%       0.79%       0.79%       0.85%
   Net investment income*. . . . . . . . . . . . .                4.57%       4.39%       4.10%       4.37%       4.40%

Portfolio turnover . . . . . . . . . . . . . . . .                  14%          4%          5%         12%          2%

NET ASSETS - END OF YEAR (000's omitted) . . . . .  $              9,431   $   7,359   $  12,569   $   9,306   $   7,698
                                                    =====================  ==========  ==========  ==========  ==========

* The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the
 Series' expenses.  If these expenses had been incurred by the Series, the net investment income per share and the ratios would have been as follows:

Net investment income. . . . . . . . . . . . . . . $               0.40   N/A         N/A         N/A         $    0.44
Ratios (to average net assets):
Expenses . . . . . . . . . . . . . . . . . . . . .                 1.28%  N/A         N/A         N/A              0.87%
Net investment income. . . . . . . . . . . . . . . .               4.14%  N/A         N/A         N/A              4.38%



1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.
2  Less  than  $0.01  per  share.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

Ohio Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2000, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Ohio Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

     SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of original discount on securities, is earned from settlement date and accrued daily, according to the yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of investment income or gains and losses. As a result, net investment income
(loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The Series hereby designates 100% of its ordinary distribution as tax-exempt dividends for the year ended December 31, 2000.

At December 31, 2000 the Series, for federal income tax purposes, has a capital loss carry forward of $83,539 which will expire on December 31, 2008.

     OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

     CHANGE  IN  ACCOUNTING  POLICY
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premiums and discounts on fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization of market discount that would have been recognized had such amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Notes  to  Financial  Statements

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor has contractually agreed to waive its fee and, if necessary, pay other expenses of the Series in order to maintain total expenses of the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor waived fees of $35,833 for the year ended December 31, 2000 which is reflected as a reduction of expenses on the Statement of Operations.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000, the Advisor became the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $2,237,415 and $1,106,635, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares  of  Ohio  Tax  Exempt  Series  were:





              For the Year                          For the Year
             Ended 12/31/00                        Ended 12/31/99
             ---------------                       ----------------
                 Shares            Amount        Shares       Amount
             ---------------  ----------------  ---------  ------------
Sold. . . .         305,263   $     2,992,309     73,338   $   736,400
Reinvested.          36,232           360,221     48,995       488,024
Repurchased        (194,043)       (1,907,277)  (532,038)   (5,525,478)
             ---------------  ----------------  ---------  ------------
Total . . .         147,452   $     1,445,253   (409,705)  $(4,301,054)
             ===============  ================  =========  ============




A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

Notes  to  Financial  Statements

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2000.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Board of Directors and Shareholders of Exeter Fund, Inc. - Ohio Tax Exempt Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund,
Inc.: Ohio Tax Exempt Series (the "Series") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for the two years then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  9,  2001

Exeter  Fund,  Inc.
Annual  Report
December  31,  2000
New  York  Tax  Exempt  Series

Management  Discussion  and  Analysis


Dear  Shareholders:

The Exeter Fund's municipal bond series all earned solid, double-digit gains in an economic environment that seemed as changeable as the weather. After all, while trapped in the middle of an especially cold winter, remembering warm summer days is a natural outlet. For those of us in Upstate New York, such days may be six months away, but dreams of sunshine, blue skies, and warm summer breezes help each of us get through the cold. However, at one time or another, all of us have been caught in a summer storm. Whether at a picnic or on the golf course, the bright sunshine and blue skies are suddenly swept away by stiff breezes that usher in dark clouds, rain, thunder, and lightening. The swiftness with which the weather changes is a distinguishing characteristic of a summer storm.

As 2000 came to close, the U.S. economy appeared to be experiencing a similar fate. At the start of the year and throughout the summer, the rate of U.S. economic growth was exceptionally strong, unemployment and inflation were remarkably low, and consumer confidence was at record highs. The economic environment was awash with "blue skies and sunshine", but then the "winds" of change picked up.

In the fall, there was a growing consensus that the rate of economic growth was a bit too high, and that the economy would be better off if economic growth moderated. However, as the economic figures came in at the end of the year, it was obvious that the economy had more than just moderated. Monthly payroll growth had been cut in half, initial unemployment insurance claims rose by almost one-third, and company after company ratcheted down their projected earnings. Stock prices declined, businesses and investors became concerned, and consumer confidence fell.

While actual evidence of an economic slowdown did not show up until the fourth quarter of the year, the fixed income markets, acting like a barometer prior to a summer a storm, flashed warning signals earlier in the year. After a slight up-tick in April, interest rates, including those in the municipal bond market, moved lower throughout the summer anticipating slower economic growth. As the actual evidence of slowdown started to appear, interest rates moved even lower.

Over the course of the year, yields fell for bonds in every maturity range. Because bond prices move in the opposite direction from yields, these declines led all sectors of the municipal bond market to post solid positive returns, and many sectors posted strong double-digit returns. Short-term munis, those with maturities of 1 to 3 years, posted returns of 5.68% for the year. Merrill's Intermediate Municipal Bond Index was up just under 10% for the year (9.63%).

This market environment benefited the New York Tax Exempt Series. It was positioned longer than its benchmark, the Merrill Intermediate Index, and as a result it posted a double-digit return, outperforming its benchmark while maintaining a higher quality bias.

The market environment benefited the Diversified Tax Exempt Series. It was positioned longer than its benchmark, the Merrill Intermediate Index, and as a result it posted a double-digit return, outperforming its benchmark while maintaining a higher quality bias.

We  wish  you  and  yours  a  healthy  and  prosperous  2001.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis

[graphic]
[pie  chart]

Portfolio  Composition1  -  As  of  12/31/00

General  Obligation  Bonds  -  68.95%
Revenue  Bonds  -  30.64%
Certificate  of  Participation  -  0.41%

1  As  a  percentage  of  municipal  securities.

[graphic]
[pie  chart]

Quality  Ratings2  -  As  of  12/31/00

Aaa  -  84.38%
Aa  -  12.81%
A  -  1.99%
Baa  -  0.82%

2  Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  December  31,  2000


Exeter  Fund,  Inc.
New  York  Tax  Exempt  Series


                                  Total  Return
Through     Growth  of  $10,000                  Average
12/31/00     Investment           Cumulative     Annual

One Year       $11,224              12.24%      12.24%
Five Years     $12,738              27.38%       4.95%
Inception 1    $13,861              38.61%       4.80%



Merrill  Lynch  Intermediate  Municipal  Bond  Index


                                    Total  Return
Through     Growth  of  $10,000                   Average
12/31/00     Investment            Cumulative     Annual

One Year        $10,964                 9.64%     9.64%
Five Years      $13,129                31.29%     5.59%
Inception 1     $14,468                44.68%     5.45%


The value of a $10,000 investment in the Exeter Fund, Inc. - New York Tax Exempt Series from its inception (1/17/94) to present (12/31/00) as compared to the Merrill Lynch Intermediate Municipal Bond Index. 2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:






                Exeter Fund, Inc.                 Merrill Lynch
Date        New York Tax Exempt Series  Intermediate Municipal Bond Index
01/17/1994                      10,000                             10,000
12/31/1994                       9,318                              9,719
12/31/1995                      10,882                             11,020
12/31/1996                      11,243                             11,532
12/31/1997                      12,180                             12,419
12/31/1998                      12,853                             13,197
12/31/1999                      12,349                             13,196
12/31/2000                      13,861                             14,468




1 The Series and Index performance numbers are calculated from January 17, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 120 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2000






                                                                             CREDIT
                                                                             RATING*        PRINCIPAL         VALUE
                                                                           (UNAUDITED)        AMOUNT        (NOTE 2)
                                                                           -----------  ------------------  ---------

NEW YORK MUNICIPAL SECURITIES - 96.18%
Albany County, G.O. Bond, 5.75%, 6/1/2010 . . . . . . . . . . . . . . . .  Aaa          $          200,000  $211,864
Amherst Public Improvement, G.O. Bond, 4.625%, 3/1/2007 . . . . . . . . .  Aaa                     200,000   204,350
Auburn Central School District, G.O. Bond, 4.55%, 12/1/2006 . . . . . . .  Aaa                     385,000   392,800
Bayport-Blue Point Union Free School District, G.O. Bond,
    5.60%, 6/15/2012  . . . . . . . . . . . . . . . . . . .  . .. . . . .  Aaa                     250,000   265,762
Beacon City School District, G.O. Bond, 5.60%, 7/15/2019. . . . . . . . .  Aaa                     500,000   525,770
Brighton Central School District, G.O. Bond, 5.40%, 6/1/2012. . . . . . .  Aaa                     250,000   262,960
Brockport Central School District, G.O. Bond, 5.50%,
     6/15/2015   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Aaa                     300,000   310,122
Broome County Public Safety, Certificate of Participation,
     5.00%, 4/1/2006 . . . . . . . . . . . . . . . . . . . . . . . . . .   Aaa                     250,000   258,732
Buffalo Municipal Water Authority, Revenue Bond, Series B,
   5.00%, 7/1/2019 . . . . . . . . . . . . . . . . . . . . . . . . . . .   Aaa                   1,000,000   990,470
Buffalo Municipal Water Authority, Revenue Bond, Series A,
   5.00%, 7/1/2028 . . . . . . . . . . . . . . . . . . . . . . . . . . .   Aaa                     750,000   727,432
Buffalo Schools, G.O. Bond, Series B, 5.05%,  2/1/2009. . . . . . . . . .  Aaa                     250,000   257,097
Buffalo, G.O. Bond, 5.00%, 12/1/2009. . . . . . . . . . . . . . . . . . .  Aaa                     150,000   155,134
Buffalo, G.O. Bond, Series A, 5.20%, 2/1/2010 . . . . . . . . . . . . . .  Aaa                     250,000   262,437
Cattaraugus County Public Improvement, G.O. Bond,
     5.00%,  8/1/2007 . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa                     300,000   313,326
Chenango Forks Central School District, G.O. Bond,
  5.80%, 6/15/2017  . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa                   1,100,000 1,181,191
Chittenango Central School District, G.O. Bond,  5.375%,
   6/15/2016  . . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . Aaa                     200,000   204,596
Colonie, G.O. Bond, 5.20%, 8/15/2008. . . . . . . . . . . . . . . . . . .  Aaa                     100,000   104,609
Cortlandville, G.O. Bond, 5.40%, 6/15/2013. . . . . . . . . . . . . . . .  Aaa                     155,000   160,789
Dryden Central School District, G.O. Bond, 5.50%,
  6/15/2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa                     200,000   210,644
East Aurora Union Free School District, G.O. Bond,
    5.20%,  6/15/2011 . . .  . . . . .  . . . . . . . . . . . . . . . . .  Aaa                     300,000   310,905
East Greenbush Central School District, G.O. Bond,
     5.30%, 6/15/2015   . . . . . . . . . . . . . . .  . . . . . . . . . . Aaa                   1,200,000 1,242,276
East Hampton, G.O. Bond, 4.625%, 1/15/2007. . . . . . . . . . . . . . . .  Aaa                     175,000   176,405
East Hampton, G.O. Bond, 4.625%, 1/15/2008. . . . . . . . . . . . . . . .  Aaa                     175,000   176,157
Eastchester Public Improvement, G.O. Bond, Series B,
  4.90%, 10/15/2011 . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa                     385,000   393,497
Ellenville Central School District, G.O. Bond, 5.375%,
   5/1/2009 . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . .   Aaa                     210,000   222,169
Ellenville Central School District, G.O. Bond, Series B,
    5.70%, 5/1/2011 . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa                     700,000   758,653

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 2000






                                                               CREDIT
                                                               RATING*        PRINCIPAL         VALUE
                                                             (UNAUDITED)        AMOUNT        (NOTE 2)
                                                             -----------  ------------------  ---------

NEW YORK MUNICIPAL SECURITIES (continued)
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2009. . . . .  Aaa          $          100,000  $105,770
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025. . . . .  Aaa                     400,000   407,164
Fillmore Central School District, G.O. Bond, 5.25%,
     6/15/2015 . . . . . . . . . . . . . . . . . . . . .  .  Aaa                     300,000   305,259
Gloversville City School District, G.O. Bond, 5.00%,
      6/15/2005 . . . . . . . . . . . . . . . . . . . . . .  Aaa                     350,000   362,862
Greene Central School District, G.O. Bond, 5.25%,
       6/15/2012 . . . . . . . . . . . . . . . . . . . . .   Aaa                     195,000   200,772
Guilderland School District, G.O. Bond, 4.90%, 6/15/2008. .  Aaa                     370,000   377,418
Guilderland School District, G.O. Bond, 5.00%, 5/15/2014. .  Aaa                     505,000   510,742
Guilderland School District, G.O. Bond, 5.00%, 5/15/2016. .  Aaa                     400,000   402,148
Hamburg Central School District, G.O. Bond, 5.375%,
      6/1/2014 . . . . . .  . . . . . . . . . . . . . . . .  Aaa                     600,000   625,332
Hempstead Town - Pre-refunded Balance, G.O. Bond,
    Series B, 5.625%, 2/1/2010. . . . . . . . . . . . . . .  AAA1                     35,000    37,963
Hempstead Town - Unrefunded Balance, G.O. Bond,
    Series B, 5.625%, 2/1/2010. . . . . . . . . . . . . . .  Aaa                     165,000   176,685
Holland Central School District, G.O. Bond, 6.125%,
      6/15/2010 . . . . . . . . . . . . . . . . . . . . . .  Aaa                     245,000   265,046
Huntington, G.O. Bond, 5.90%, 1/15/2007 . . . . . . . . . .  Aaa                     300,000   323,619
Huntington, G.O. Bond, 5.875%, 9/1/2009 . . . . . . . . . .  Aaa                     250,000   267,150
Indian River Central School District, G.O. Bond, Second
    Series, 4.30%, 12/15/2003 . . . . . . . . . . . . . . .  Aaa                     475,000   477,090
Irvington Union Free School District, G.O. Bond, Series B,
     5.10%, 7/15/2005 . . . . . . . . . . . . . . . . . . .  Aaa                     275,000   286,407
Islip - Public Improvements, G.O. Bond, 5.375%,
    6/15/2015 . . . . . . . . . . . . . . . . . . . . . .    Aaa                   1,555,000 1,624,711
Jamesville-Dewitt Central School District, G.O. Bond,
     5.75%, 6/15/2009 . . . . . . . . . . . . . . . . . . .  Aaa                     420,000   461,555
Jordan-El Bridge Central School District, G.O. Bond,
    5.875%, 6/15/2008 . . . . . . . . . . . . . . . . . . .  Aaa                     500,000   540,555
Le Roy Central School District, G.O. Bond, 0.10%,
    6/15/2008 . . . . . . . . . . . . . . . . . . . . . . .  Aaa                     350,000   250,075
Middletown City School District, G.O. Bond, Series A,
   5.50%, 11/15/2005 . . . . . . . . . . .  . . . . . . . .  Aaa                     175,000   185,803
Monroe County Public Improvement - Pre-refunded, G.O.
    Bond, 6.00%, 3/1/2002 . . . . . . . . . . . . . . . . .  Aaa                      95,000    97,201
Monroe County Public Improvement - Unrefunded Balance,
    G.O. Bond, 6.00%, 3/1/2002. . . . . . . . . . . . . . .  Aaa                      15,000    15,349
Monroe County Public Improvement - Pre-refunded, G.O.
    Bond, 4.90%, 6/1/2005 . . . . . . . . . . . . . . . . .  Aaa                     165,000   170,351
Monroe County Public Improvement - Pre-refunded, G.O.
    Bond, 6.10%, 6/1/2015 . . . . . . . . . . . . . . . . .  Aaa                      20,000    21,659



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                              CREDIT
                                                              RATING*        PRINCIPAL         VALUE
                                                            (UNAUDITED)       AMOUNT         (NOTE 2)
                                                            -----------  -----------------  -----------

NEW YORK MUNICIPAL SECURITIES (continued)
Monroe County Public Improvement - Unrefunded Balance,
    G.O. Bond, 4.90%, 6/1/2005 . . . . . . . . . . . . . .  Aaa          $          85,000  $   87,861
Monroe County Public Improvement - Unrefunded Balance,
    G.O. Bond, 6.10%, 6/1/2015 . . . . . . . . . . . . . .  Aaa                    180,000     194,935
Monroe County Water Authority, Revenue Bond, Series B,
  5.25%, 8/1/2011 . . . . . . .  .. . .  . . . . . . . . .  Aa3                    500,000     512,145
Monroe County Water Authority, Revenue Bond,
   5.00%, 8/1/2019 . . . . . . . . . . . . . . . . . . . .  Aa3                  1,700,000   1,673,650
Monroe County Water Improvement, G.O. Bond, 5.25%,
  2/1/2017 . . . . . . . . . . . .  .. . . . . . . . . . .  Aa2                    320,000     326,749
Nassau County, G.O. Bond, Series S, 5.00%, 3/1/2005. . . .  Aaa                    300,000     309,348
Nassau County General Improvement, G.O. Bond, Series U,
  5.25%, 11/1/2014 . . . . . . . . . . . . . . . . . . . .  Aaa                    335,000     343,408
Nassau County General Improvement, G.O. Bond, Series V,
  5.25%, 3/1/2015 . . . . . . . . . . . . . . . . . . . .   Aaa                    385,000     393,177
Nassau County General Improvement, G.O.Bond, Series B,
  5.25%, 6/1/2015 . . . . . . . . . . . . . . . . . . . .   Aaa                  1,000,000   1,025,800
New Castle, G.O. Bond, 4.75%, 6/1/2010 . . . . . . . . . .  Aaa                    450,000     456,507
New Rochelle, G.O. Bond, Series C, 6.20%, 3/15/2007. . . .  Aaa                    175,000     188,296
New York City Municipal Water Authority, Revenue Bond,
    Series B, 5.375%, 6/15/2019. . . . . . . . . . . . . .  Aaa                    250,000     253,005
New York City Municipal Water Finance Authority, Revenue
    Bond, Series B, 5.125%, 6/15/2030. . . . . . . . . . .  Aaa                  1,000,000     982,810
New York City, G.O. Bond, Series I, 5.00%, 5/15/2028 . . .  Aaa                  1,900,000   1,842,848
New York Government Assistance Corp., Revenue Bond,
    Series A, 5.90%, 4/1/2013. . . . . . . . . . . . . . .  Aaa                    500,000     544,015
New York Government Assistance Corp., Revenue Bond,
    Series A, 6.00%, 4/1/2024. . . . . . . . . . . . . . .  A3                     250,000     263,677
New York State Dorm Authority, Revenue Bond, 5.00%,
   7/1/2022 . . . . . . . . . . . . . . . . . . . . . . .  Aaa                   2,000,000   1,984,380
New York State Environmental Facilities Corp. Pollution
    Control, Revenue Bond, Series A, 4.65%, 6/15/2007. . .  Aaa                    250,000     256,305
New York State Environmental Facilities Corp. Pollution
    Control, Revenue Bond, Series A, 5.20%, 6/15/2015. . .  Aaa                    250,000     255,827
New York State Environmental Pollution Control, Revenue
    Bond Pooled LN-B, 6.65%, 9/15/2013 . . . . . . . . . .  Aaa                    500,000     527,930
New York State Environmental Facilities Corp. Pollution
    Control, Revenue Bond, Series E, 5.00%, 6/15/2012. . .  Aaa                    200,000     204,114
New York State Housing Finance Agency, State University
    Construction, Revenue Bond, Series A, 8.00%, 5/1/2011.  Aaa                    250,000     312,252
New York State Local Government Assistance Corp.,
    Revenue Bond, Series C, 5.00%, 4/1/2021. . . . . . . .  Aaa                    750,000     730,373



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                              CREDIT
                                                              RATING*       PRINCIPAL         VALUE
                                                            (UNAUDITED)       AMOUNT        (NOTE 2)
                                                            -----------  ----------------  -----------

NEW YORK MUNICIPAL SECURITIES (continued)
New York State Local Government Assistance Corp.,
    Revenue Bond, Series D, 5.00%, 4/1/2023. . . . . . . .  AAA1         $      1,375,000  $1,333,585
New York State Mortgage Agency, Homeowners Mortgage,
    Revenue Bond, Series 31A, 5.375%, 10/1/2017. . . . . .  Aa1                   495,000     496,807
New York State Power Authority, Revenue Bond, Series CC,
 5.00%, 1/1/2014 . . . . . . . . . . . . . . . . . . . . .  Aaa                   500,000     518,680
New York State Power Authority, Revenue Bond, Series CC,
   5.25%, 1/1/2018 . . . . . . . . . . . . . . . . . . .    Aaa                   250,000     260,533
New York State Power Authority Revenue & General Purpose,
    Revenue Bond, Ref-Series CC, 4.80%, 1/1/2005 . . . . .  Aaa                   250,000     258,388
New York State Thruway Authority, Highway & Bridge,
    Revenue Bond, Series B, 5.75%, 4/1/2006. . . . . . . .  Aaa                   100,000     107,283
New York State Thruway Authority, Highway & Bridge,
    Revenue Bond, Series A, 5.25%, 4/1/2017. . . . . . . .  Aaa                   555,000     564,996
New York State Thruway Authority, Revenue Bond, Series A,
 5.50%, 1/1/2023 . . . . . . . . . . . . . . . . . . . .    Aaa                 1,020,000   1,035,637
New York State Thruway Authority, Revenue Bond, Series B,
    4.90%, 1/1/2007 . . . . . . . . . . . . . . . . . . .   Aaa                   450,000     462,042
New York State Urban Development Correctional Capital
    Facilities, Revenue Bond, Series A, 5.25%, 1/1/2014. .  Aaa                   500,000     529,530
New York State Urban Development, Revenue Bond, 5.375%,
         7/1/2022 . . . . . . . . . . . . . . . . . . . .   Aaa                   400,000     405,296
New York, G.O. Bond, Series B, 5.125%, 3/1/2018. . . . . .  A2                  1,000,000   1,005,380
New York, G.O. Bond. Series K, 5.375%, 8/1/2020. . . . . .  AAA1                1,000,000   1,021,420
New York State, G.O. Bond, Series D, 5.00%,  7/15/2015 . .  Aaa                 1,750,000   1,765,837
Niagara County, G.O. Bond, Series B, 5.20%, 1/15/2011. . .  Aaa                   400,000     411,156
Niagara County, G.O. Bond, 5.90%, 7/15/2014. . . . . . . .  Aaa                   350,000     369,635
North Syracuse Central School District, G.O. Bond, 5.50%,
        6/15/2011 . . . . . . . . . . . . . . . . . . . .   Aaa                   295,000     309,721
Onondaga County, G.O. Bond, 5.85%, 2/15/2002 . . . . . . .  Aa2                   300,000     306,360
Pavilion Central School District, G.O. Bond, 5.625%,
    6/15/2018 . . . . . . . . . . . . . . . . . . . . . .   Aaa                   880,000     930,204
Penfield Central School District, G.O. Bond, 5.20%,
   6/15/2010 . . . . . . . . . . . . . . . . . . .  . .. .  Aaa                   560,000     579,057
Queensbury, G O. Bond, Series A, 5.50%, 4/15/2011. . . . .  Aaa                   150,000     158,205
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012. . . . .  Aaa                   350,000     367,882
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006 . . . . .  Aaa                   250,000     256,700
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020 . . . . .  Aaa                   250,000     251,858
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022 . . . . .  Aaa                    95,000      95,120
Rome, G.O. Bond, 5.20%, 12/1/2010. . . . . . . . . . . . .  Aaa                   390,000     405,893
Rome City School District, G.O. Bond, 5.50%, 6/15/2007 . .  Aaa                 1,300,000   1,390,948
Sands Point, G.O. Bond, 6.70%, 11/15/2014. . . . . . . . .  Aa2                   700,000     761,943
Schenectady, G.O. Bond, 5.30%, 2/1/2011. . . . . . . . . .  Aaa                   250,000     263,738



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                                 CREDIT
                                                                 RATING*    PRINCIPAL      VALUE
                                                               (UNAUDITED)    AMOUNT     (NOTE 2)
                                                               -----------  ----------  -----------

NEW YORK MUNICIPAL SECURITIES (continued)
Scotia Glenville Central School District, G.O. Bond, 5.50%,
     6/15/2020. . . . . . . . . . . . . . . . . . . . . . . .  Aaa          $1,025,000  $1,063,796
South County Central School District Brookhaven, G.O. Bond,
     5.50%, 9/15/2007 . . . . . . . . . . . . . . . . . . . .  Aaa             380,000     399,099
South Glen Falls Central School District, G.O. Bond, 5.375%,
     6/15/2018. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             700,000     722,897
South Huntington Union Free School District, G.O. Bond,
     5.00%,  9/15/2016. . . . . . . . . . . . . . . . . . . .  Aaa             325,000     327,464
South Huntington Union Free School District, G.O. Bond,
     5.10%, 9/15/2017 . . . . . . . . . . . . . . . . . . . .  Aaa             100,000     101,138
Steuben County Public Improvement, G.O. Bond, 5.60%,
     5/1/2006 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             500,000     512,535
Suffolk County Water Authority, Revenue Bond, 5.10%,
     6/1/2009 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             250,000     262,735
Suffolk County, G.O. Bond, Series G, 5.40%,  4/1/2013 . . . .  Aaa             400,000     408,256
Suffolk County, G.O. Bond, Series A, 4.75%, 8/1/2019. . . . .  Aaa             895,000     859,701
Suffolk County Water Authority, Series A, Revenue Bond,
     5.00%,  6/1/2017 . . . . . . . . . . . . . . . . . . . .  Aaa             400,000     399,984
Sullivan County Public Improvement, G.O. Bond, 5.125%,
     3/15/2013. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             330,000     335,151
Syracuse Public Improvement, Series C, G.O. Bond, 5.40%,
     8/1/2017 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             700,000     726,740
Syracuse Public Improvement, Series C, G.O. Bond, 5.50%,
     8/1/2018 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             850,000     888,522
Three Village Central School District, G.O. Bond, 5.375%,
     6/15/2007. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             230,000     244,883
Tioga County Public Improvement, G.O. Bond, 5.25%,
     3/15/2005. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             250,000     258,143
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2011 . . .  Aa2             135,000     141,467
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2013 . . .  Aa2             300,000     312,741
Tompkins County, G.O. Bond, Series B, 5.625%, 9/15/2014 . . .  Aa2             300,000     311,838
Tompkins County Public Improvement, G.O. Bond, Series B,
     5.10%, 4/1/2020. . . . . . . . . . . . . . . . . . . . .  Aa2             400,000     400,928
Triborough Bridge & Tunnel Authority - General Purpose,
    Revenue Bond, Series A, 5.00%, 1/1/2012 . . . . . . . . .  Aa3             500,000     503,220
Triborough Bridge & Tunnel Authority - General Purpose,
    Revenue Bond, 5.00%, 1/1/2017 . . . . . . . . . . . . . .  Aa3             250,000     249,725
Triborough Bridge & Tunnel Authority - General Purpose,
    Revenue Bond, Series A, 4.75%,  1/1/2019. . . . . . . . .  Aaa             300,000     288,408
Triborough Bridge & Tunnel Authority - General Purpose,
    Revenue Bond, Series A, 5.125%,  1/1/2022 . . . . . . . .  Aa3           1,700,000   1,685,958






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000






                                                                CREDIT     PRINCIPAL
                                                               RATING*      AMOUNT/      VALUE
                                                             (UNAUDITED)     SHARES    (NOTE 2)
                                                             ------------  ----------  ---------

NEW YORK MUNICIPAL SECURITIES (continued)
Tri-Valley Central School District, G.O. Bond,  5.60%,
      6/15/2008 . . . . . . . . . . . . . . . . . . . . . .  Aaa           $  120,000  $126,678
Warwick Valley Central School District, G.O. Bond, 5.60%,
     1/15/2018. . . . . . . . . . . . . . . . . . . . . . .  Aaa              575,000   605,751
Warwick Valley Central School District, G.O. Bond, 5.625%,
     1/15/2022. . . . . . . . . . . . . . . . . . . . . . .  Aaa              380,000   397,271
Westchester County, G.O. Bond, Series A, 4.75%,
     12/15/2008 . . . . . . . . . . . . . . . . . . . . . .  Aaa              250,000   258,698
Westchester County, G.O. Bond, Series A, 4.75%,
     12/15/2009 . . . . . . . . . . . . . . . . . . . . . .  Aaa              250,000   257,903
Westchester County, G.O. Bond, Series B, 4.30%,
     12/15/2010 . . . . . . . . . . . . . . . . . . . . . .  Aaa              215,000   214,893
Westchester County, G.O. Bond, Series B, 4.30%,
     12/15/2011 . . . . . . . . . . . . . . . . . . . . . .  Aaa              100,000    98,930
White Plains, G.O. Bond, 4.50%, 9/1/2005. . . . . . . . . .  Aa1              180,000   183,638
White Plains, G.O. Bond, 4.50%, 9/1/2007. . . . . . . . . .  Aa1              315,000   319,621
William Floyd Union Free School District, G.O. Bond,
     5.70%, 6/15/2008 . . . . . . . . . . . . . . . . . . .  Aaa              405,000   440,855
Wyandanch Union Free School District, G.O. Bond,
     5.60%,  4/1/2017 . . . . . . . . . . . . . . . . . . .  Baa3             500,000   523,195
                                                                                       ---------

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $61,672,949). . . . . . . . . . . . . .                          63,904,841
                                                                                    ------------

SHORT-TERM INVESTMENTS - 2.55%
Dreyfus Basic New York Tax Free Money Market
   Fund (Identified Cost $1,691,911). . . . . . . . . . . .               1,691,911   1,691,911
                                                                                     ----------

TOTAL INVESTMENTS - 98.73%
   (Identified Cost $63,364,860). . . . . . . . . . . . . .                          65,596,752

OTHER ASSETS, LESS LIABILITIES - 1.27%. . . . . . . . . . .                             845,808
                                                                                   ------------

NET ASSETS - 100% . . . . . . . . . . . . . . . . . . . . .                        $ 66,442,560
                                                                                   ============







KEY  -
G.O.  Bond  -  General  Obligation  Bond
Ref.  -  Referendum
*Credit  ratings  from  Moody's  (unaudited).
1Credit  ratings  from  S&P  (unaudited).







FEDERAL TAX INFORMATION:
At December 31, 2000, the net unrealized depreciation based on identified cost for federal income tax purposes of $63,364,860 was as follows:

Unrealized appreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $2,521,394
Unrealized depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (289,502)
                                                                                    -----------

UNREALIZED APPRECIATION - NET. . . . . . . . . . . . . . . . . . . . . . . . . . .  $2,231,892
                                                                                    ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities







December 31, 2000


ASSETS:
Investments, at value (identified cost $63,364,860) (Note 2)  $65,596,752
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . .        5,848
Interest receivable. . . . . . . . . . . . . . . . . . . . .      868,165
Receivable for fund shares sold. . . . . . . . . . . . . . .       17,026
Dividends receivable . . . . . . . . . . . . . . . . . . . .        4,075
                                                              ------------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . . .   66,491,866
                                                              ------------

LIABILITIES:
Accrued management fee (Note 3). . . . . . . . . . . . . . .       27,689
Accrued directors' fees (Note 3) . . . . . . . . . . . . . .        3,306
Accrued fund accounting fees (Note 3). . . . . . . . . . . .        2,668
Transfer agent fees payable (Note 3) . . . . . . . . . . . .        1,329
Audit fee payable. . . . . . . . . . . . . . . . . . . . . .        9,075
Custodian fee payable. . . . . . . . . . . . . . . . . . . .          799
Other payables and accrued expenses. . . . . . . . . . . . .        4,440
                                                              ------------

TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . . .       49,306
                                                              ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . .  $66,442,560
                                                              ============

NET ASSETS CONSIST OF:

Capital stock. . . . . . . . . . . . . . . . . . . . . . . .  $    64,163
Additional paid-in-capital . . . . . . . . . . . . . . . . .   64,173,556
Undistributed net investment income. . . . . . . . . . . . .      179,716
Accumulated net realized loss on investments . . . . . . . .     (206,767)
Net unrealized appreciation on investments . . . . . . . . .    2,231,892
                                                              ------------

TOTAL NET ASSETS . . . . . . . . . . . . . . . . . . . . . .  $66,442,560
                                                              ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($66,442,560/6,416,251 shares) . . . . . . . . . . . . . .  $     10.36
                                                              ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations






For the Year Ended December 31, 2000


INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . . . .  $2,942,563
Dividends . . . . . . . . . . . . . . . . . . . . . .      72,500
                                                       -----------

Total Investment Income . . . . . . . . . . . . . . .   3,015,063
                                                       -----------

EXPENSES:
Management fee (Note 3) . . . . . . . . . . . . . . .     290,620
Fund accounting fees (Note 3) . . . . . . . . . . . .      45,605
Transfer agent fees (Note 3). . . . . . . . . . . . .      13,949
Directors' fees (Note 3). . . . . . . . . . . . . . .       6,701
Audit fee . . . . . . . . . . . . . . . . . . . . . .      14,999
Custodian fee . . . . . . . . . . . . . . . . . . . .      13,000
Miscellaneous . . . . . . . . . . . . . . . . . . . .      10,623
                                                       -----------

Total Expenses. . . . . . . . . . . . . . . . . . . .     395,497
                                                       -----------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . .   2,619,566
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
Net realized loss on investments. . . . . . . . . . .    (206,767)
Net change in unrealized appreciation on investments.   4,384,086
                                                       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS. . . . . . . . . . . . . . . . . . . .   4,177,319
                                                       -----------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS . . . . . . . . . . . . . . . . .  $6,796,885
                                                       ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets







                                                        FOR THE YEAR      FOR THE YEAR
                                                       ENDED 12/31/00    ENDED 12/31/99
                                                      ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income. . . . . . . . . . . . . . . .  $     2,619,566   $     2,463,394
Net realized gain (loss) on investments. . . . . . .         (206,767)           73,548
Net change in unrealized appreciation (depreciation)
   on investments. . . . . . . . . . . . . . . . . .        4,384,086        (4,700,361)
                                                      ----------------  ----------------
Net increase (decrease) from operations. . . . . . .        6,796,885        (2,163,419)
                                                      ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS
   (NOTE 2):

From net investment income . . . . . . . . . . . . .       (2,507,945)       (2,535,231)
From net realized gain on investments. . . . . . . .               --           (53,535)
                                                      ----------------  ----------------
Total distributions to shareholders. . . . . . . . .       (2,507,945)       (2,588,766)
                                                      ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share
    transactions (Note 5). . . . . . . . . . . . . .       10,842,297        (4,708,926)
                                                      ----------------  ----------------

Net increase (decrease) in net assets. . . . . . . .       15,131,237        (9,461,111)

NET ASSETS:

Beginning of year. . . . . . . . . . . . . . . . . .       51,311,323        60,772,434
                                                      ----------------  ----------------

END OF YEAR (including undistributed net
   investment income of $179,716 and $67,933,
   respectively) . . . . . . . . . . . . . . . . . .  $    66,442,560   $    51,311,323
                                                      ================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights






                                             FOR THE YEARS ENDED
                                                  12/31/00          12/31/99    12/31/98    12/31/97    12/31/96
                                            ---------------------  ----------  ----------  ----------  ----------


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR . . .  $               9.62   $   10.51   $   10.37   $    9.98   $   10.07
                                            ---------------------  ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income . . . . . . . . .                  0.43        0.46        0.43        0.43        0.42
   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . .                  0.73       (0.87)       0.14        0.38       (0.10)
                                            ---------------------  ----------  ----------  ----------  ----------

Total from investment operations . . . . .                  1.16       (0.41)       0.57        0.81        0.32
                                            ---------------------  ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income. . . . . . .                 (0.42)      (0.47)      (0.43)      (0.42)      (0.41)
   From net realized gain on investments .                    --       (0.01)         --          --          --
                                            ---------------------  ----------  ----------  ----------  ----------

Total distributions to shareholders. . . .                 (0.42)      (0.48)      (0.43)      (0.42)      (0.41)
                                            ---------------------  ----------  ----------  ----------  ----------

NET ASSET VALUE - END OF YEAR. . . . . . .  $              10.36   $    9.62   $   10.51   $   10.37   $    9.98
                                            =====================  ==========  ==========  ==========  ==========

Total return1. . . . . . . . . . . . . . .                 12.24%     (3.92)%       5.53%       8.33%       3.32%

Ratios of expenses (to average net assets)
    /Supplemental Data:
    Expenses . . . . . . . . . . . . . . .                  0.68%       0.60%       0.61%       0.61%       0.61%
    Net investment income. . . . . . . . .                  4.51%       4.45%       4.17%       4.36%       4.41%

Portfolio turnover . . . . . . . . . . . .                     8%          0%          3%          2%          6%


NET ASSETS - END OF YEAR (000's omitted) .  $             66,443   $  51,311   $  60,772   $  45,681   $  37,325
                                            =====================  ==========  ==========  ==========  ==========



1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

New York Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2000, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as New York Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of original discount on securities, is earned from settlement date and accrued daily, according to the yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of investment income or gains and losses. As a result, net investment income
(loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The Series hereby designates 100% of its ordinary distribution as tax-exempt dividends for the year ended December 31, 2000.

At December 31, 2000 the Series, for federal income tax purposes, has a capital loss carry forward of $206,767 which will expire on December 31, 2008.

     OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

     CHANGE  IN  ACCOUNTING  POLICY
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premiums and discounts on fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization of market discount that would have been recognized had such amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the

Notes  to  Financial  Statements

Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000, the Advisor became the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2000 purchases and sales of securities, other than United States Government securities and short-term securities, were $14,314,622 and $4,485,175, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares  of  New  York  Tax  Exempt  Series  were:





              For the Year                             For the Year
             Ended 12/31/00                            Ended 12/31/99
             ---------------                          ----------------
                 Shares            Amount         Shares        Amount
             ---------------  ----------------  -----------  -------------

Sold. . . .       2,078,694   $    20,519,915      497,312   $  4,984,485
Reinvested.         244,078         2,437,460      252,084      2,503,500
Repurchased      (1,242,645)      (12,115,078)  (1,193,849)   (12,196,911)
             ---------------  ----------------  -----------  -------------
Total . . .       1,080,127   $    10,842,297     (444,453)  $ (4,708,926)
             ===============  ================  ===========  =============



A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2000.

Notes  to  Financial  Statements

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Board of Directors and Shareholders of Exeter Fund, Inc. - New York Tax Exempt Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund,
Inc.: New York Tax Exempt Series (the "Series") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for the two years then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  9,  2001

Exeter  Fund,  Inc.
Annual  Report
December  31,  2000
Diversified  Tax  Exempt  Series

Management  Discussion  and  Analysis


Dear  Shareholders:

The Exeter Fund's municipal bond series all earned solid, double-digit gains in an economic environment that seemed as changeable as the weather. After all, while trapped in the middle of an especially cold winter, remembering warm summer days is a natural outlet. For those of us in Upstate New York, such days may be six months away, but dreams of sunshine, blue skies, and warm summer breezes help each of us get through the cold. However, at one time or another, all of us have been caught in a summer storm. Whether at a picnic or on the golf course, the bright sunshine and blue skies are suddenly swept away by stiff breezes that usher in dark clouds, rain, thunder, and lightening. The swiftness with which the weather changes is a distinguishing characteristic of a summer storm.

As 2000 came to close, the U.S. economy appeared to be experiencing a similar fate. At the start of the year and throughout the summer, the rate of U.S. economic growth was exceptionally strong, unemployment and inflation were remarkably low, and consumer confidence was at record highs. The economic environment was awash with "blue skies and sunshine", but then the "winds" of change picked up.

In the fall, there was a growing consensus that the rate of economic growth was a bit too high, and that the economy would be better off if economic growth moderated. However, as the economic figures came in at the end of the year, it was obvious that the economy had more than just moderated. Monthly payroll growth had been cut in half, initial unemployment insurance claims rose by almost one-third, and company after company ratcheted down their projected earnings. Stock prices declined, businesses and investors became concerned, and consumer confidence fell.

While actual evidence of an economic slowdown did not show up until the fourth quarter of the year, the fixed income markets, acting like a barometer prior to a summer a storm, flashed warning signals earlier in the year. After a slight up-tick in April, interest rates, including those in the municipal bond market, moved lower throughout the summer anticipating slower economic growth. As the actual evidence of slowdown started to appear, interest rates moved even lower.

Over the course of the year, yields fell for bonds in every maturity range. Because bond prices move in the opposite direction from yields, these declines led all sectors of the municipal bond market to post solid positive returns, and many sectors posted strong double-digit returns. Short-term munis, those with maturities of 1 to 3 years, posted returns of 5.68% for the year. Merrill's Intermediate Municipal Bond Index was up just under 10% for the year (9.63%).

The market environment benefited the Diversified Tax Exempt Series. It was positioned longer than its benchmark, the Merrill Intermediate Index, and as a result it posted a double-digit return, outperforming its benchmark while maintaining a higher quality bias.

We  wish  you  and  yours  a  healthy  and  prosperous  2001.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis

[graphic]
[pie  chart]

Portfolio  Composition1  -  As  of  12/31/00

General  Obligation  Bonds  -  76.61%
Revenue  Bonds  -  23.15%
Certificate  of  Participation  -  0.24%

1  As  a  percentage  of  municipal  securities.

[graphic]
[pie  chart]

Quality  Ratings2  -  As  of  12/31/00

Aaa  -  82.86%
Aa  -  15.82%
A  -  1.32%

2  Using  Moody's  Ratings, as a percentage of municipal securities (unaudited).

Performance  Update  as  of  December  31,  2000


Exeter  Fund,  Inc.
Diversified  Tax  Exempt  Series


                                 Total  Return
Through     Growth  of  $10,000                 Average
12/31/00     Investment           Cumulative     Annual

One Year        $11,292               12.92%     12.92%
Five Years      $12,665               26.65%     4.83%
Inception 1     $13,935               39.35%     4.94%


Merrill  Lynch  Intermediate  Municipal  Bond  Index


                                 Total  Return
Through     Growth  of  $10,000                 Average
12/31/00     Investment          Cumulative     Annual

One Year        $10,964                9.64%     9.64%
Five Years      $13,129               31.29%     5.59%
Inception 1     $14,453               44.53%     5.50%

The value of a $10,000 investment in the Exeter Fund, Inc. - Diversified Tax Exempt Series from its inception (2/14/94) to present (12/31/00) as compared to the Merrill Lynch Intermediate Municipal Bond Index.2

[graphic]
[line  chart]

Data  for  line  chart  to  follow:







                  Exeter Fund, Inc.                  Merrill Lynch
Date        Diversified Tax Exempt Series  Intermediate Municipal Bond Index
02/14/1994                         10,000                             10,000
12/31/1994                          9,461                              9,709
12/31/1995                         11,003                             11,009
12/31/1996                         11,370                             11,520
12/31/1997                         12,270                             12,406
12/31/1998                         12,944                             13,183
12/31/1999                         12,340                             13,182
12/31/2000                         13,935                             14,453




1 The Series and Index performance numbers are calculated from February 14, 1994, the Series' inception date. The Series' performance is historical and may not be indicative of future results.

2 The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 120 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

Investment  Portfolio  -  December  31,  2000







                                                                   CREDIT
                                                                   RATING*        PRINCIPAL         VALUE
                                                                 (UNAUDITED)        AMOUNT        (NOTE 2)
                                                                 -----------  ------------------  ---------

MUNICIPAL SECURITIES - 93.09%
ALABAMA - 1.07%
Bessemer Water Supply, Revenue Bond, 5.20%, 6/1/2024. . . . . .  Aaa          $          500,000  $498,905
                                                                                                  ---------

ALASKA - 0.66%
Anchorage, G.O. Bond, 6.10%, 8/1/2004 . . . . . . . . . . . . .  Aaa                     300,000   309,219
                                                                                                  ---------

ARIZONA - 0.56%
Maricopa County School District No. 097 Deer Valley, G.O.
    Bond, Series A, 5.20%, 7/1/2007 . . . . . . . . . . . . . .  Aaa                     250,000   261,300
                                                                                                  ---------

CALIFORNIA - 3.42%
California State, G.O. Bond, 4.75%, 12/1/2028 . . . . . . . . .  Aa2                     795,000   748,039
Oak Grove School District Bond, G.O. Bond, 5.25%, 8/1/2024. . .  Aaa                     500,000   505,245
Wiseburn School District, G.O. Bond, Series A, 5.25%, 8/1/2016.  Aaa                     330,000   342,220
                                                                                                ----------
                                                                                                 1,595,504
                                                                                                ----------

COLORADO - 0.38%
El Paso County School District No. 020, G.O. Bond, Series A,
 6.20%, 12/15/2007 . . . . . . . . . . . . . . . . . . . . . .   Aaa                     160,000   178,037
                                                                                                   -------

FLORIDA - 4.20%
Florida State Board of Education Capital Outlay Public Ed.,
    G.O. Bond Series A, 5.00%, 6/1/2027 . . . . . . . . . . . .  Aa2                     750,000   730,230
Florida State Board of Education Capital Outlay Public Ed.,
    G.O. Bond Series C, 5.60%, 6/1/2025 . . . . . . . . . . . .  Aaa                     135,000   138,233
Florida State Senior Lien - Jacksonville Trans, G.O. Bond,
    5.00%, 7/1/2027 . . . . . . . . . . . . . . . .. . . . . . . Aa2                     710,000   693,187
Hillsborough County Capital Improvement  Program, Revenue
    Bond, 5.125%, 7/1/2022. . . . . . . . . . . . . . . . . . .  Aaa                     400,000   398,708
                                                                                                ----------
                                                                                                 1,960,358
                                                                                                ----------

GEORGIA - 2.20%
Atlanta, G. O. Bond, 5.60%, 12/1/2018 . . . . . . . . . . . . .  Aa3                     350,000   362,250
Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012 . . . . . . . . .  Aaa                     200,000   220,046
Rockdale County Water & Sewer Authority, Revenue Bond,
      5.00%, 7/1/2022 . . . . . . . . . . . .  . . . . . . . ..  Aaa                     450,000   442,431
                                                                                                ----------
                                                                                                 1,024,727
                                                                                                ----------

HAWAII - 0.61%
Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007. . . . . . . . .  Aa3                     260,000   284,804
                                                                                                  ---------

IDAHO - 0.22%
Ada & Canyon Counties Joint School District No. 2
    Meridian, G.O. Bond, 5.10%, 7/30/2005 . . . . . . . . . . .  Aa2                     100,000   103,927
                                                                                                  ---------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000







                                                                           CREDIT
                                                                           RATING*       PRINCIPAL         VALUE
                                                                         (UNAUDITED)       AMOUNT        (NOTE 2)
                                                                         -----------  ----------------  -----------
ILLINOIS - 3.86%
Aurora, G.O. Bond, 5.80%, 1/1/2012. . . . . . . . . . . . . . . . . . .  Aaa          $        190,000  $  201,244
Chicago Schools Financial Authority, G.O. Bond, Series A,
  5.00%, 6/1/2007 . . . . . . . .  . . . . . . . . . . . . . .  . . . .  Aaa                   200,000     206,644
Chicago, G.O. Bond, Series A, 5.875%, 1/1/2022. . . . . . . . . . . . .  Aaa                   100,000     103,742
Chicago, G.O. Bond, 5.25%, 1/1/2027 . . . . . . . . . . . . . . . . . .  Aaa                   250,000     248,945
Cook County, G.O. Bond, Series A, 5.00%, 11/15/2022 . . . . . . . . . .  Aaa                   750,000     730,492
Illinois, Certificate of Participation, Series 1995A, 5.60%,  7/1/2010.  Aaa                   100,000     105,951
Rock Island County School District No. 041-Rock Island,
    G.O. Bond, 5.125%, 12/1/2015. . . . . . . . . . . . . . . . . . . .  A3                    200,000     202,002
                                                                                                         ---------
                                                                                                         1,799,020
                                                                                                         ---------

INDIANA - 4.05%
Avon Independent Community School Building Corp., Revenue
    Bond, 5.25%, 1/1/2022 . . . . . . . . . . . . . . . . . . . . . . .  Aaa                   925,000     926,128
Bloomington Sewer Works, Revenue Bond, 5.80%, 1/1/2011. . . . . . . . .  Aaa                   150,000     159,243
Eagle-Union Middle School Building Corp., Revenue Bond, 5.90%
  1/15/2020 . . . . .  .. . . . . . . . . . . . .  . . . . . . . . . .   Aaa                   500,000     534,985
Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006 . . . . . . . . . .  Aaa                   140,000     143,234
Monroe County Community School Corporation First
    Meeting, Revenue Bond, 5.25%, 7/1/2016. . . . . . . . . . . . . . .  Aaa                   125,000     126,876
                                                                                                         ---------
                                                                                                         1,890,466
                                                                                                         ---------

IOWA - 3.83%
Cedar Rapids, G. O. Bond, 6.45%, 6/1/2014 . . . . . . . . . . . . . . .  Aaa                   350,000     367,696
Iowa City, G.O. Bond, 5.45%, 6/1/2017 . . . . . . . . . . . . . . . . .  Aaa                 1,125,000   1,162,924
Iowa City Sewer, Revenue Bond, 5.75%, 7/1/2021. . . . . . . . . . . . .  Aaa                   250,000     258,077
                                                                                                         ---------
                                                                                                         1,788,697
                                                                                                         ---------

KANSAS - 2.22%
Derby, Series A, G.O. Bond, 5.00%, 6/1/2015 . . . . . . . . . . . . . .  Aaa                   275,000     276,804
Johnson County Unified School District No. 231, G.O. Bond,
    Series A, 5.75%, 10/1/2016. . . . . . . . . . . . . . . . . . . . .  Aaa                   500,000     533,960
Johnson County Unified School District No. 229, G.O. Bond,
    Series A, 5.00%, 10/1/2014. . . . . . . . . . . . . . . . . . . . .  Aa1                   220,000     222,750
                                                                                                         ---------
                                                                                                         1,033,514
                                                                                                         ---------

KENTUCKY - 3.40%
Jefferson County School District Finance Corp. School
    Building, Revenue Bond, Series A, 5.00%, 2/1/2011 . . . . . . . . .  Aaa                   300,000     308,274
Kentucky State Turnpike Authority Revitalization Projects,
    Revenue Bond, 6.50%, 7/1/2008 . . . . . . . . . . . . . . . . . . .  Aaa                   250,000     284,278
Louisville & Jefferson County Metropolitan Sewer District Sewer
    & Drain System, Revenue Bond, 5.2%, 5/15/2026 . . . . . . . . . . .  Aaa                 1,000,000     992,140
                                                                                                        -----------
                                                                                                         1,584,692
                                                                                                         ---------












The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000







                                                                          CREDIT
                                                                          RATING*        PRINCIPAL        VALUE
                                                                        (UNAUDITED)       AMOUNT        (NOTE 2)
                                                                        -----------  -----------------  ---------
LOUISIANA - 1.53%
New Orleans Sewer Service, Revenue Bond, 5.25%, 6/1/2012 . . . . . . .  Aaa          $         300,000  $311,439
Orleans Parish School District, G.O. Bond, Series A, 5.125%, 9/1/2016.  Aaa                    400,000   402,956
                                                                                                        ---------
                                                                                                         714,395
                                                                                                        ---------

MAINE - 2.23%
Hermon, G.O. Bond, 5.60%, 11/1/2013. . . . . . . . . . . . . . . . . .  Aaa                     75,000    78,039
Kennebec Water District, Revenue Bond, 5.125%, 12/1/2021 . . . . . . .  Aaa                    750,000   747,585
Portland, G.O. Bond, 6.20%, 4/1/2006 . . . . . . . . . . . . . . . . .  Aa1                    200,000   215,786
                                                                                                        ---------
                                                                                                       1,041,410
                                                                                                        ---------

MARYLAND - 1.47%
Baltimore Water Project, Revenue Bond, Series A,
    5.55%, 7/1/2009 . . . . . . . . . . . . . . . .  . . . . . .  . .   Aaa                    260,000   277,181
Prince Georges County Public Improvement, G.O. Bond,
    5.00%, 3/15/2014 . . . . . . . . . . . . . .  . . . . . . . . . .   Aaa                    200,000   202,454
Washington County Public Improvement, G.O. Bond,
    4.875%, 1/1/2010 . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa                    200,000   204,586
                                                                                                        ---------
                                                                                                         684,221
                                                                                                        ---------

MASSACHUSETTS - 3.26%
Martha's Vineyard Regional High School District No. 100,
    G.O. Bond, 6.70%, 12/15/2014 . . . . . . . . . . . . . . . . . . .  Aaa                    200,000   222,392
Massachusetts Bay Transit Authority, Revenue Bond, Series B,
 5.25%, 3/1/2026 . . . . . . . . . . . . .  .. . . . . . . . . . .  .   Aaa                    500,000   500,255
Massachusetts Municipal Electric Supply System, Revenue Bond,
    Series A, 5.00%, 7/1/2017. . . . . . . . . . . . . . . . . . . . .  Aaa                    200,000   198,226
Massachusetts State, G.O. Bond, Series C, 5.75%, 8/1/2010. . . . . . .  Aaa                    400,000   441,856
Massachusetts Water Resource Authority General Ref.,
    Revenue Bond, Series B, 5.25%, 3/1/2013. . . . . . . . . . . . . .  Aaa                    155,000   157,891
                                                                                                        ---------
                                                                                                       1,520,620
                                                                                                        ---------

MICHIGAN - 4.54%
Comstock Park Public Schools, G.O. Bond, 5.50%, 5/1/2011 . . . . . . .  Aaa                    150,000   156,894
Holly Area School District, G.O. Bond, 5.00%, 5/1/2022 . . . . . . . .  Aaa                    500,000   486,600
Hudsonville Public Schools, G.O. Bond, 5.15%, 5/1/2027 . . . . . . . .  Aaa                    225,000   221,888
Lincoln Park School District, G.O. Bond, 5.00%, 5/1/2026 . . . . . . .  Aaa                    480,000   465,216
Oakland County George W. Kuhn Drain District - Series B,
    G.O. Bond, 5.375%, 4/1/2021. . . . . . . . . . . . . . . . . . . .  Aaa                    475,000   484,315
Pinckney Community Schools, G.O. Bond, 5.00%, 5/1/2014 . . . . . . . .  Aaa                    200,000   201,148
St. Joseph County Sewer Disposal Systems - Constantine,
    G.O. Bond, 5.00%, 4/1/2012 . . . . . . . . . . . . . . . . . . . .  AAA 1                  100,000   101,758
                                                                                                        ---------
                                                                                                       2,117,819
                                                                                                        ---------









The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000







                                                                 CREDIT
                                                                 RATING*    PRINCIPAL      VALUE
                                                               (UNAUDITED)    AMOUNT     (NOTE 2)
                                                               -----------  ----------  -----------
MINNESOTA - 3.28%
Albert Lea Independent School District No. 241, G.O. Bond,
     5.0%, 2/1/2018 . . . . . . . . . . . . . . . . . . . . .  Aaa          $  500,000  $  500,645
Big Lake Independent School District Bond, G.O. Bond,
     5.50%, 2/1/2014. . . . . . . . . . . . . . . . . . . . .  Aaa             500,000     519,335
Minneapolis, G.O. Bond, Series B, 5.20%,  3/1/2013. . . . . .  Aaa             300,000     307,320
Western Minnesota Municipal Power Agency, Revenue
    Bond, 6.625%, 1/1/2016. . . . . . . . . . . . . . . . . .  Aaa             175,000     203,091
                                                                                        -----------
                                                                                         1,530,391
                                                                                        -----------

MISSISSIPPI - 0.46%
Mississippi, G.O. Bond, 6.30%, 12/1/2006. . . . . . . . . . .  Aa3             200,000     215,260
                                                                                        -----------

MISSOURI - 0.54%
Missouri State Ref.- Third Street Building, G.O. Bond,
    Series A, 5.125%, 8/1/2009. . . . . . . . . . . . . . . .  Aaa             250,000     253,278
                                                                                        -----------

MONTANA - 0.44%
Montana Long Range Building Project, G.O. Bond, Series A,
     4.875%, 8/1/2010 . . . . . . . . . . . . . . . . . . . .  Aa3             200,000     202,536
                                                                                        -----------

NEBRASKA - 1.18%
Douglas County School District No. 17, G.O. Bond, 5.00%,
     10/1/2012. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             545,000     551,093
                                                                                        -----------

NEVADA - 2.22%
Clark County School District, G.O. Bond,
     6.00%, 6/15/2002 . . . . . . . . . . . . . . . . . . . .  Aaa             100,000     102,600
Nevada State Project No. 42, G.O. Bond, 5.70%,  9/1/2008. . .  Aa2             200,000     212,026
Nevada State Project Nos. 66 & 67, G.O. Bond
    Series A, 5.00%, 5/15/2028. . . . . . . . . . . . . . . .  Aaa             750,000     722,145
                                                                                        -----------
                                                                                         1,036,771
                                                                                        -----------

NEW HAMPSHIRE - 0.47%
New Hampshire, G.O. Bond, 6.60%, 9/1/2014 . . . . . . . . . .  Aa2             200,000     218,094
                                                                                        -----------

NEW JERSEY - 3.92%
East Orange Water Utility, G.O. Bond, 5.60%, 6/15/2019. . . .  Aaa           1,020,000   1,073,285
Jersey City Water, G.O. Bond, 5.50%, 3/15/2011. . . . . . . .  Aaa             225,000     240,925
North Hudson Sewer Authority, Revenue Bond, 5.25%,  8/1/2016.  AAA 1           250,000     255,798
West Windsor Plainsboro, G.O. Bond, 5.25%, 12/1/2004. . . . .  Aaa             250,000     260,403
                                                                                        -----------
                                                                                         1,830,411
                                                                                        -----------

NEW YORK - 3.42%
New York State Thruway Authority, Revenue Bond,
    Series A, 5.50%, 1/1/2023 . . . . . . . . . . . . . . . .  Aaa             200,000     203,066
Orange County, G.O. Bond, 5.125%, 9/1/2024. . . . . . . . . .  Aa1             500,000     500,485







The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000







                                                                  CREDIT
                                                                  RATING*        PRINCIPAL         VALUE
                                                                (UNAUDITED)       AMOUNT         (NOTE 2)
                                                                -----------  -----------------  -----------
NEW YORK (continued)

Sands Point, G.O. Bond, 6.70%, 11/15/2013. . . . . . . . . . .  Aa2          $         350,000  $  380,972
Spencerport Central School District, G.O. Bond, 5.00%,
  11/15/2012 . . . . . . . . . . . . . .. . . . . . . . . . .   Aaa                    350,000     358,680
Westchester County, G.O. Bond, 4.75%, 11/15/2016 . . . . . . .  Aaa                    150,000     149,496
                                                                                                -----------
                                                                                                 1,592,699
                                                                                                -----------
NORTH CAROLINA - 0.94%
North Carolina State Prison Facilities, G.O. Bond, 4.80%,
 3/1/2009 . . . . . . . . . . . . . . . . . . . . . . . . . .   Aaa                    200,000     204,902
Raleigh, G.O. Bond, 4.40%, 6/1/2017. . . . . . . . . . . . . .  Aaa                    250,000     233,110
                                                                                                -----------
                                                                                                   438,012
                                                                                                -----------
OHIO - 2.46%
Cleveland Water & Sewer, G.O. Bond, 5.35%,  9/1/2023 . . . . .  Aaa                    450,000     453,577
Oak Hills Local School District, G.O. Bond, 5.125%, 12/1/2025.  Aaa                    490,000     485,487
Summit County Various Purpose, G.O. Bond, 6.625%, 12/1/2012. .  Aaa                    200,000     208,630
                                                                                                -----------
                                                                                                 1,147,694
                                                                                                -----------
OKLAHOMA - 1.58%
Oklahoma State Turnpike Authority, Revenue Bond,
    Series A, 5.00%, 1/1/2023. . . . . . . . . . . . . . . . .  Aaa                    750,000     738,195
                                                                                                -----------
OREGON - 0.58%
Salem Pedestrian Safety Impts., G.O. Bond, 5.50%, 5/1/2010 . .  Aaa                    255,000     268,076
                                                                                                -----------

PENNSYLVANIA - 3.38%
Beaver County, G.O. Bond, 5.15%, 10/1/2017 . . . . . . . . . .  Aaa                    300,000     303,042
Cambria County, G.O. Bond, Series A, 6.10%,  8/15/2016 . . . .  Aaa                    350,000     376,320
Philadelphia Water & Waste, Revenue Bond, 5.60%, 8/1/2018. . .  Aaa                    150,000     154,805
Pittsburgh Water & Sewer Authority, Revenue Bond, Series C,
     5.125%, 9/1/2023 . . . . . . .  . .. . . . . . . . . . .   Aaa                    750,000     742,508
                                                                                                -----------
                                                                                                 1,576,675
                                                                                                -----------
RHODE ISLAND - 4.00%
Rhode Island State Pre-refunded Balance, G.O. Bond,
    Series A, 6.20%, 6/15/2004 . . . . . . . . . . . . . . . .  Aaa                    115,000     120,590
Rhode Island State Unrefunded Balance, G.O. Bond,
    Series A, 6.20%, 6/15/2004 . . . . . . . . . . . . . . . .  Aaa                    185,000     193,760
Rhode Island State Capital Development, G.O. Bond,
    Series A, 5.375%, 7/15/2017. . . . . . . . . . . . . . . .  Aaa                  1,500,000   1,551,510
                                                                                                -----------
                                                                                                 1,865,860
                                                                                                -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000








                                                                        CREDIT
                                                                        RATING*    PRINCIPAL     VALUE
                                                                      (UNAUDITED)    AMOUNT    (NOTE 2)
                                                                      -----------  ----------  ---------
SOUTH CAROLINA - 2.60%
Orangeburg County Cons. School District Five, G.O. Bond,
     5.625%, 3/1/2019. . . . . . . . . . . . . . . . . . . . . . . .  Aa1          $  800,000  $835,768
South Carolina State Highway, G.O. Bond, Series B,
     5.625%, 7/1/2010. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             350,000   376,628
                                                                                               ---------
                                                                                              1,212,396
                                                                                               ---------

SOUTH DAKOTA - 1.33%
Rapid City Area School District, G.O. Bond,
      4.75%, 1/1/2018. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             650,000   622,057
                                                                                               ---------

Tennessee - 1.06%
Johnson City School Sales Tax, G.O. Bond, 6.70%, 5/1/2021. . . . . .  Aaa             350,000   391,079
Lawrence County, G.O. Bond, 6.60%, 3/1/2013. . . . . . . . . . . . .  Aaa             100,000   104,836
                                                                                               ---------
                                                                                                495,915
                                                                                               ---------

TEXAS - 4.71%
Brazoria County , G.O. Bond, 4.75%, 9/1/2011 . . . . . . . . . . . .  Aaa             445,000   450,109
Carrollton Independent School District, G.O. Bond,
     6.00%, 2/15/2019. . . . . . . . . . . . . . . . . . . . . . . .  Aaa             500,000   536,825
Dallas Waterworks & Sewer, Revenue Bond, 5.625%, 4/1/2009. . . . . .  Aa2             200,000   203,774
North Texas Municipal Water District, Revenue Bond,
     5.00%, 6/1/2012 . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             150,000   152,631
Richardson Independent School District, G.O. Bond, Series A, 5.00%,
     2/15/2021 . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             500,000   490,025
Southlake Waterwork & Sewer System, G.O. Bond, 5.30%,
     2/15/2011 . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             350,000   362,026
                                                                                               ---------
                                                                                              2,195,390
                                                                                               ---------

UTAH - 1.61%
Alpine School District, G.O. Bond, 5.375%, 3/15/2009 . . . . . . . .  Aaa             250,000   261,917
Nebo School District, G.O. Bond, 6.00%, 6/15/2018. . . . . . . . . .  Aaa             450,000   488,925
                                                                                               ---------
                                                                                                750,842
                                                                                               ---------

VIRGINIA - 0.84%
Franklin County Capital Improvement , G.O. Bond, 6.60%,
     7/15/2013 . . . . . . . . . . . . . . . . . . . . . . . . . . .  Aaa             250,000   257,862
Spotsylvania County Water & Sewer Systems, Revenue
    Bond, 5.25%, 6/1/2016. . . . . . . . . . . . . . . . . . . . . .  Aaa             130,000   133,013
                                                                                               ---------
                                                                                                390,875
                                                                                               ---------

WASHINGTON - 3.20%
King County Ref-Series B Bond, G.O. Bond, 5.00%, 1/1/2030. . . . . .  Aaa             400,000   384,784





The  accompanying  notes  are  an  integral  part  of  the financial statements.

Investment  Portfolio  -  December  31,  2000







                                                                         CREDIT     PRINCIPAL
                                                                        RATING*      AMOUNT/      VALUE
                                                                      (UNAUDITED)     SHARES    (NOTE 2)
                                                                      ------------  ----------  ---------
WASHINGTON (continued)

Kitsap County School District, G.O. Bond,  6.625%, 12/1/2008 . . . .  A1            $  350,000  $369,131
Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020 . . . . . . . . . . .  Aa1              230,000   238,223
Seattle Met. Municipality, G.O. Bond, 5.65%, 1/1/2020. . . . . . . .  Aa3              100,000   102,057
Washington State, G.O. Bond, Series A, 5.00%, 1/1/2023 . . . . . . .  Aa1              410,000   399,848
                                                                                                ---------
                                                                                               1,494,043
                                                                                                ---------

WEST VIRGINIA - 1.40%
West Virginia State Streets/Roads, G.O. Bond, 5.00%, 6/1/2015. . . .  Aaa              650,000   654,836
                                                                                                ---------

WISCONSIN - 3.76%
East Troy School District, G.O. Bond, Series A, 4.625%,
       10/1/2011 . . . . . . . . . .  . . . . . . . . . . . . . ..    Aaa              400,000   401,076
Merrill Public School District, G.O. Bond, 5.30%, 4/1/2013 . . . . .  AAA 1            400,000   410,928
Two Rivers Public School District, G.O. Bond, 5.625%, 3/1/2019 . . .  Aaa              415,000   432,314
West De Pere School District, G.O. Bond, Series A, 5.25%, 10/1/2017.  Aaa              500,000   509,130
                                                                                                ---------
                                                                                               1,753,448
                                                                                                ---------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $41,752,930). . . . . . . . . . . . . . . . . . . .                          43,426,482
                                                                                             ------------

SHORT-TERM INVESTMENTS - 4.82%
Dreyfus Municipal Reserves
    (Identified Cost $2,249,240) . . . . . . . . . . . . . . . . . .               2,249,240   2,249,240
                                                                                              ----------

TOTAL INVESTMENTS - 97.91%
(Identified Cost $44,002,170). . . . . . . . . . . . . . . . . . . .                          45,675,722

OTHER ASSETS, LESS LIABILITIES - 2.09% . . . . . . . . . . . . . . .                             973,652
                                                                                             ------------
NET ASSETS - 100%. . . . . . . . . . . . . . . . . . . . . . . . . .                        $ 46,649,374
                                                                                            ============



Key  -
G.O.  Bond  -  General  Obligation  Bond          Met.  -  Metropolitan
Impt.  -  Improvement                    Ed.  -  Education
Ref.  -  Referendum
*  Credit  Ratings  from  Moody's  (unaudited)
1  Credit  Ratings  from  S&P  (unaudited)

FEDERAL  TAX  INFORMATION:
--------------------------

At December 31, 2000, the net unrealized depreciation based on identified cost for federal income tax purposes of $44,002,170 was as follows:

Unrealized appreciation           $1,855,830

Unrealized depreciation             (182,278)
                                  ----------
UNREALIZED DEPRECIATION - NET     $1,673,552
                                  ==========

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Assets  and  Liabilities






December 31, 2000


ASSETS:
Investments, at value (identified cost $44,002,170)(Note 2)  $45,675,722
Interest receivable . . . . . . . . . . . . . . . . . . . .      674,838
Receivable for fund shares sold . . . . . . . . . . . . . .      340,570
Dividends receivable. . . . . . . . . . . . . . . . . . . .        5,762
                                                             ------------

TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . . . . .   46,696,892
                                                             ------------

LIABILITIES:

Accrued management fee (Note 3) . . . . . . . . . . . . . .       19,247
Accrued directors' fees (Note 3). . . . . . . . . . . . . .        3,307
Accrued fund accounting fees (Note 3) . . . . . . . . . . .        3,041
Transfer agent fees payable (Note 3). . . . . . . . . . . .          924
Audit fee payable . . . . . . . . . . . . . . . . . . . . .       15,831
Custodian fee payable . . . . . . . . . . . . . . . . . . .          454
Other payables and accrued expenses . . . . . . . . . . . .        4,714
                                                             ------------

TOTAL LIABILITIES . . . . . . . . . . . . . . . . . . . . .       47,518
                                                             ------------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $46,649,374
                                                             ============

NET ASSETS CONSIST OF:

Capital stock . . . . . . . . . . . . . . . . . . . . . . .  $    44,113
Additional paid-in-capital. . . . . . . . . . . . . . . . .   44,747,063
Undistributed net investment income . . . . . . . . . . . .      189,844
Accumulated net realized loss on investments. . . . . . . .       (5,198)
Net unrealized appreciation on investments. . . . . . . . .    1,673,552
                                                             ------------

TOTAL NET ASSETS. . . . . . . . . . . . . . . . . . . . . .  $46,649,374
                                                             ============

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
    ($46,649,374/4,411,289 shares). . . . . . . . . . . . .  $     10.57
                                                             ============






The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statement  of  Operations







For the Year Ended December 31, 2000


INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . . . .  $1,958,644
Dividends . . . . . . . . . . . . . . . . . . . . . .      62,961
                                                       -----------

Total Investment Income . . . . . . . . . . . . . . .   2,021,605
                                                       -----------

EXPENSES:

Management fee (Note 3) . . . . . . . . . . . . . . .     190,171
Fund accounting fees (Note 3) . . . . . . . . . . . .      44,204
Transfer agent fees (Note 3). . . . . . . . . . . . .       9,128
Directors' fees (Note 3). . . . . . . . . . . . . . .       6,701
Audit fee . . . . . . . . . . . . . . . . . . . . . .      13,601
Custodian fee . . . . . . . . . . . . . . . . . . . .       7,648
Miscellaneous . . . . . . . . . . . . . . . . . . . .      18,740
                                                       -----------

Total Expenses. . . . . . . . . . . . . . . . . . . .     290,193
                                                       -----------

NET INVESTMENT INCOME . . . . . . . . . . . . . . . .   1,731,412
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized loss on investments. . . . . . . . . . .      (2,061)
Net change in unrealized appreciation on investments.   3,119,355
                                                       -----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS . . . . . . . . . . . . . . . . . .   3,117,294
                                                       -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS. . . . . . . . . . . . . . . . . .  $4,848,706
                                                       ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Statements  of  Changes  in  Net  Assets







                                                                    FOR THE YEAR      FOR THE YEAR
                                                                   ENDED 12/31/00    ENDED 12/31/99
                                                                  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income. . . . . . . . . . . . . . . . . . . . . .  $     1,731,412   $     1,427,350
Net realized gain (loss) on investments. . . . . . . . . . . . .           (2,061)           36,836
Net unrealized appreciation (depreciation) on investments. . . .        3,119,355        (2,873,865)
                                                                  ----------------  ----------------
Net increase (decrease) from operations. . . . . . . . . . . . .        4,848,706        (1,409,679)
                                                                  ----------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income . . . . . . . . . . . . . . . . . . .       (1,606,768)       (1,457,769)
From net realized gain on investments. . . . . . . . . . . . . .               --           (39,827)
                                                                  ----------------  ----------------
Total distributions to shareholders. . . . . . . . . . . . . . .       (1,606,768)       (1,497,596)
                                                                  ----------------  ----------------

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)       13,646,899        (1,902,195)
                                                                  ----------------  ----------------

Net increase (decrease) in net assets. . . . . . . . . . . . . .       16,888,837        (4,809,470)

NET ASSETS:

Beginning of year. . . . . . . . . . . . . . . . . . . . . . . .       29,760,537        34,570,007
                                                                  ----------------  ----------------

END OF YEAR (including undistributed net investment
   income of $189,844 and $65,015, respectively) . . . . . . . .  $    46,649,374   $    29,760,537
                                                                  ================  ================



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Financial  Highlights







                                                                                                            FOR THE YEARS ENDED
                                                                                                                 12/31/00
                                                                                                           ---------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $               9.74
                                                                                                           ---------------------

Income from investment operations:
   Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  0.43
   Net realized and unrealized gain (loss)
      On investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  0.81
                                                                                                           ---------------------

Total from investment operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  1.24
                                                                                                           ---------------------

Less distributions to shareholders:
   From net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 (0.41)
   From net realized gain on investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    --

Total distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 (0.41)
                                                                                                           ---------------------


NET ASSET VALUE - END OF YEAR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $              10.57
                                                                                                           =====================

Total return1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 12.92%

Ratios of expenses (to average net assets)/
  Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  0.76%
    Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  4.55%

Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1%

NET ASSETS-END OF YEAR (000'S OMITTED). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $             46,649
                                                                                                           =====================

1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.





                                                            12/31/99    12/31/98    12/31/97    12/31/96
                                                           ----------  ----------  ----------  ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):
NET ASSET VALUE - BEGINNING  OF YEAR. . . . . . . . . . . . $   10.73   $   10.59   $   10.23   $   10.32
                                                            ----------  ----------  ----------  ----------

Income from investment operations:
   Net investment income. . . . . . . . . . . . . . . . . .      0.48        0.43        0.43        0.43
   Net realized and unrealized gain (loss)
      On investments. . . . . . . . . . . . . . . . . . . .     (0.97)       0.14        0.36       (0.10)
                                                            ----------  ----------  ----------  ----------

Total from investment operations. . . . . . . . . . . . . .     (0.49)       0.57        0.79        0.33
                                                           ----------  ----------  ----------  ----------

Less distributions to shareholders:
   From net investment income . . . . . . . . . . . . . . .     (0.49)      (0.42)      (0.43)      (0.42)
   From net realized gain on investments. . . . . . . . . .     (0.01)      (0.01)         --          --
                                                           ----------  ----------  ----------  ----------
Total distributions to shareholders . . . . . . . . . . . .     (0.50)      (0.43)      (0.43)      (0.42)
                                                           ----------  ----------  ----------  ----------


NET ASSET VALUE - END OF YEAR . . . . . . . . . . . . . . . $    9.74   $   10.73   $   10.59   $   10.23
                                                            ==========  ==========  ==========  ==========

Total return1 . . . . . . . . . . . . . . . . . . . . . . .   (4.67)%       5.49%      7.92 %       3.33%

Ratios of expenses (to average net assets)/
  Supplemental Data:
    Expenses. . . . . . . . . . . . . . . . . . . . . . . .     0.68%       0.69%       0.69%       0.70%
    Net investment income . . . . . . . . . . . . . . . . .     4.50%       4.19%       4.41%       4.44%

Portfolio turnover. . . . . . . . . . . . . . . . . . . . .      6%          5%          1%          2%

NET ASSETS-END OF YEAR (000'S OMITTED). . . . . . . . . . .$  29,761   $  34,570   $  23,651   $  16,949
                                                           ==========  ==========  ==========  ==========

1 Represents aggregate total return for the period indicated, and assumes reinvestment of distributions.



The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

Diversified Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

Shares of the Series are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") dba Exeter Asset Management, and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2000, 892.5 million shares have been designated in total among 17 series, of which 50 million have been designated as Diversified Tax Exempt Series Common Stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

     SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of original discount on securities, is earned from settlement date and accrued daily, according to the yield-to-maturity basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  INCOME  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent the Series distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in timing of the recognition of gains or losses, including capital loss carry overs. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ from distributions to shareholders during such period. As a result, the Series may periodically make reclassifications among its capital accounts without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The Series hereby designates 100% of its ordinary distribution as tax-exempt dividends for the year ended December 31, 2000.

At December 31, 2000 the Series, for federal income tax purposes, had a capital loss carry forward of $5,198 which will expire on December 31, 2008.

     OTHER
The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

     CHANGE  IN  ACCOUNTING  POLICY
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premiums and discounts on fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization of market discount that would have been recognized had such amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations.

The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an investment advisory agreement with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also

Notes  to  Financial  Statements
provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend which is allocated among all the series of the Fund. In addition, these Directors also receive a per meeting fee for each series of the Fund.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Series pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Effective April 2000, the Advisor became the Fund's accounting services agent. For these services, the Fund pays the Advisor a fee of 0.04% of each Series' daily net assets calculated daily and payable monthly, with a minimum annual fee of $48,000 per Series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS will serve as sub-accounting services agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2000, purchases and sales of securities, other than United States Government securities and short-term securities, were $11,327,181 and $303,375, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

     Transactions  in  shares  of  Diversified  Tax  Exempt  Series  were:

                           For  the  Year            For  the  Year
                          Ended 12/31/00            Ended 12/31/99
                          --------------           --------------

                         Shares       Amount        Shares          Amount
                         ------       ------        ------           ------

Sold                    1,835,688     $18,406,894       624,517     $6,412,323
Reinvested                151,205       1,537,234       141,835      1,431,834
Repurchased              (629,610)     (6,297,229)     (934,336)    (9,746,352)
                        ---------     -----------     ---------    -----------
Total                   1,357,283     $13,646,899     (167,984)    $(1,902,195)
                        =========     ===========     =========    ============

A significant portion of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2000.

REPORT  OF  INDEPENDENT  ACCOUNTANTS


To the Board of Directors and Shareholders of Exeter Fund, Inc. - Diversified Tax Exempt Series:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Exeter Fund,
Inc.: Diversified Tax Exempt Series (the "Series") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for the two years then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers  LLP
Boston,  Massachusetts
February  9,  2001

February  27,  2001


To  Shareholders  of  the  following  Series  of  the  Exeter  Fund:

Small  Cap  Series
International  Series
World  Opportunities  Series
Global  Fixed  Income  Series
Life  Sciences  Series
Technology  Series
New  York  Tax  Exempt  Series
Ohio  Tax  Exempt  Series
Diversified  Tax  Exempt  Series

Dear  Shareholder:

Enclosed is a copy of the Annual Report for each of the above Series of the Exeter Fund in which you were invested as of December 31, 2000. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 or your Client Consultant if you have any questions about the Annual Reports or about the Fund.

Sincerely,

/S/ Amy J. Williams

Amy  J.  Williams
Fund  Services  Manager